LINCOLN BENEFIT LIFE COMPANY

Supplement Dated May 1, 2014

To the following Prospectuses, as supplemented

CONSULTANT SOLUTIONS (CLASSIC, PLUS, ELITE, SELECT) PROSPECTUS DATED MAY 1, 2014

CONSULTANT I PROSPECTUS DATED MAY 1, 2014

LBL ADVANTAGE PROSPECTUS DATED MAY 1, 2004

CONSULTANT II PROSPECTUS DATED MAY 1, 2004

PREMIER PLANNER PROSPECTUS DATED MAY 1, 2004

The following information supplements the prospectus for your variable annuity contract issued by Lincoln Benefit Life Company.

SUPPLEMENTAL INFORMATION

ABOUT LINCOLN BENEFIT LIFE COMPANY

Item 3(c). Risk Factors

Lincoln Benefit Life Risk Factors

This document contains “forward-looking statements” that anticipate results based on our estimates, assumptions and plans that are subject to uncertainty. These statements are made subject to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. We assume no obligation to update any forward-looking statements as a result of new information or future events or developments.

These forward-looking statements do not relate strictly to historical or current facts and may be identified by their use of words like “plans,” “seeks,” “expects,” “will,” “should,” “anticipates,” “estimates,” “intends,” “believes,” “likely,” “targets” and other words with similar meanings. These statements may address, among other things, our strategy for growth, product development, investment results, regulatory approvals, market position, expenses, financial results, litigation and reserves. We believe that these statements are based on reasonable estimates, assumptions and plans. However, if the estimates, assumptions or plans underlying the forward-looking statements prove inaccurate or if other risks or uncertainties arise, actual results could differ materially from those communicated in these forward-looking statements.

In addition to the normal risks of business, we are subject to significant risks and uncertainties, including those listed below, which apply to us as an insurer and a provider of other products and financial services. These risks constitute our cautionary statements under the Private Securities Litigation Reform Act of 1995 and readers should carefully review such cautionary statements as they identify certain important factors that could cause actual results to differ materially from those in the forward-looking statements and historical trends. These cautionary statements are not exclusive and are in addition to other factors discussed elsewhere in this document, in our filings with the SEC or in materials incorporated therein by reference.

Changes in actual experience could materially affect the profitability of our business

Our product pricing includes long-term assumptions regarding investment returns, mortality, morbidity, persistency and operating costs and expenses of our business. We establish target returns for each product based upon these factors and the average amount of capital that we must hold to support in-force contracts taking into account rating agencies and regulatory requirements. Profitability emerges over a period of years depending on the nature and life of the product and is subject to variability as actual results may differ from pricing assumptions. Additionally, many of our products have fixed or guaranteed terms that limit our ability to increase revenues or reduce benefits, including credited interest, once the product has been issued.

Our profitability depends on the adequacy of investment spreads, the management of market and credit risks associated with investments, the sufficiency of premiums and contract charges to cover mortality and morbidity benefits, the persistency of policies to ensure recovery of acquisition expenses, and the management of operating costs and expenses within anticipated pricing allowances. Legislation and regulation of the insurance marketplace and products could also affect the profitability of our business.

Changes in reserve estimates may adversely affect our operating results

The reserve for life-contingent contract benefits is computed on the basis of long-term actuarial assumptions of future investment yields, mortality, morbidity, persistency and expenses. We periodically review the adequacy of these reserves on an aggregate basis and if future experience differs significantly from assumptions, adjustments to reserves may be required which could have a material effect on our operating results.

Changes in market interest rates may lead to a significant decrease in the profitability of our spread-based products

Our ability to manage our fixed annuities is dependent upon maintaining profitable spreads between investment yields and interest crediting rates. When market interest rates decrease or remain at relatively low levels, proceeds from investments that have matured or have been prepaid or sold may be reinvested at lower yields, reducing investment spread. Lowering interest crediting rates on some products in such an environment can partially offset decreases in investment yield. However, these changes could be limited by market conditions, regulatory minimum rates or contractual minimum rate guarantees on many contracts and may not match the timing or magnitude of changes in investment yields. Decreases in the interest crediting rates offered on products could make those products less attractive, leading to changes in the level of policy loans, surrenders and withdrawals. Non-parallel shifts in interest rates, such as increases in short-term rates without accompanying increases in medium- and long-term rates, can influence customer demand for fixed annuities, which could impact the level and profitability of new customer deposits. Increases in market interest rates can also have negative effects on our business, for example by increasing the attractiveness of other investments to our customers, which can lead to increased surrenders at a time when our fixed income investment asset values are lower as a result of the increase in interest rates. This could lead to the sale of fixed income securities at a loss. For certain products, principally fixed annuity and interest-sensitive life products, the earned rate on assets could lag behind rising market yields. We may react to market conditions by increasing crediting rates, which could narrow spreads and reduce profitability on our business.

Changes in estimates of profitability on interest-sensitive life, fixed annuities and other investment products may adversely affect our profitability and financial condition through the amortization of DAC

DAC related to interest-sensitive life, fixed annuities and other investment contracts is amortized in proportion to actual historical gross profits and estimated future gross profits (“EGP”) over the estimated lives of the contracts. The principal assumptions for determining the amount of EGP are mortality, persistency, expenses, investment returns, including capital gains and losses on assets supporting contract liabilities, interest crediting rates to contractholders, and the effects of any hedges. Updates to these assumptions (commonly referred to as “DAC unlocking”) could adversely affect our profitability and financial condition.

We may not be able to mitigate the capital impact associated with statutory reserving requirements, potentially resulting in a return on equity below priced levels

To support statutory reserves for certain term and universal life insurance products with secondary guarantees, we currently utilize reinsurance and capital markets solutions for financing a portion of our statutory reserve requirements deemed to be non-economic. If we are not able to maintain sufficient financing as a result of market conditions or otherwise, this could result in a return on equity below priced levels.

Changes in tax laws may decrease the profitability of our products

Under current federal and state income tax law, certain of our products, primarily life insurance and annuities, receive favorable tax treatment. This favorable treatment may give certain of our products a competitive advantage over noninsurance products. Congress and various state legislatures from time to time consider legislation that would reduce or eliminate the favorable policyholder tax treatment currently applicable to life insurance and annuities. Congress and various state legislatures also consider proposals to reduce the taxation of certain products or investments that may compete with life insurance or annuities. Legislation that increases the taxation on insurance products or reduces the taxation on competing products could lessen the advantage or create a disadvantage for certain of our products making them less competitive. Such proposals, if adopted, could have a material effect on our profitability and financial condition and could result in the surrender of some existing contracts and policies. In addition, changes in the federal estate tax laws could negatively affect the demand for the types of life insurance used in estate planning.

Our recent acquisition and further acquisitions by Resolution Life, Inc. could be disruptive to our operations

On April 1, 2014, Resolution Life, Inc. acquired all of our outstanding common stock from Allstate Life Insurance Company. The acquisition could subject our operations to risks and uncertainties that could have a material adverse effect on our financial condition and results of operations. Resolution Life, Inc. intends to acquire additional runoff books of business from unrelated insurers and may seek to combine portions of the related operations with ours to recognize efficiencies. The risks and uncertainties related to these transactions include, but are not limited to:

•	unanticipated difficulties and expenditures resulting from the transactions;

•	disruption of current plans and operations caused by the closing of the transactions and the transition to new management and service providers over time;

•	diversion of management time and focus from operating our business to addressing transaction integration challenges; and

•	the response of customers, agents and competitors to the closing of the transactions.

Our failure to address these risks could cause us to incur unanticipated liabilities, impose harmful disruptions to our customer service operations and harm our business generally.

Risks Relating to Investments

We are subject to market risk and declines in credit quality which may adversely affect investment income and cause realized and unrealized losses

We are subject to the risk that we will incur losses due to adverse changes in interest rates or credit spreads. Adverse changes to these rates and spreads may occur due to changes in fiscal policy and the economic climate, the liquidity of a market or market segment, insolvency or financial distress of key market makers or participants, or changes in market perceptions of credit worthiness and/or risk tolerance.

We are subject to risks associated with potential declines in credit quality related to specific issuers or specific industries and a general weakening in the economy, which are typically reflected through credit spreads. Credit spread is the additional yield on fixed income securities above the risk-free rate (typically referenced as the yield on U.S. Treasury securities) that market participants require to compensate them for assuming credit, liquidity and/or prepayment risks. Credit spreads vary (i.e. increase or decrease) in response to the market’s perception of risk and liquidity in a specific issuer or specific sector and are influenced by the credit ratings, and the reliability of those ratings, published by external rating agencies. A decline in the quality of our investment portfolio as a result of adverse economic conditions or otherwise could cause additional realized and unrealized losses on securities.

A decline in market interest rates or credit spreads could have an adverse effect on our investment income as we invest cash in new investments that may earn less than the portfolio’s average yield. In a declining interest rate environment, borrowers may prepay or redeem securities more quickly than expected as they seek to refinance at lower rates. An increase in market interest rates or credit spreads could have an adverse effect on the value of our investment portfolio by decreasing the fair values of the fixed income securities that comprise a substantial majority of our investment portfolio.

Concentration of our investment portfolio in any particular segment of the economy may have adverse effects on our operating results and financial condition

The concentration of our investment portfolio in any particular industry, collateral type, group of related industries, geographic sector or risk type could have an adverse effect on our investment portfolio and consequently on our results of operations and financial condition. Events or developments that have a negative impact on any particular industry, group of related industries or geographic region may have a greater adverse effect on the investment portfolio to the extent that the portfolio is concentrated rather than diversified.

The determination of the amount of realized capital losses recorded for impairments of our investments is subjective and could materially impact our operating results and financial condition

The determination of the amount of realized capital losses recorded for impairments vary by investment type and is based on our ongoing evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. We update our evaluations regularly and reflect changes in other-than-temporary impairments in our results of operations. The assessment of whether other-than-temporary impairments have occurred is based on our case-by-case evaluation of the underlying reasons for the decline in fair value. Our conclusions on such assessments are judgmental and include assumptions and projections of future cash flows which may ultimately prove to be incorrect as assumptions, facts and circumstances change. Furthermore, historical trends may not be indicative of future impairments and additional impairments may need to be recorded in the future.

Deteriorating financial performance impacting securities collateralized by residential and commercial mortgage loans, collateralized corporate loans, and commercial mortgage loans may lead to write-downs and impact our results of operations and financial condition

Changes in residential or commercial mortgage delinquencies, loss severities or recovery rates, declining residential or commercial real estate prices, corporate loan delinquencies or recovery rates, changes in credit or bond insurer strength ratings and the quality of service provided by service providers on securities in our portfolio could lead us to determine that write-downs are necessary in the future.

The impact of our investment strategies may be adversely affected by developments in the financial markets

The impact of our investment management strategies may be adversely affected by unexpected developments in the financial markets. For example, derivative contracts may result in coverage that is not as effective as intended thereby leading to the recognition of losses without the recognition of gains expected to mitigate the losses.

The determination of the fair value of our fixed income and equity securities is subjective and could materially impact our operating results and financial condition

In determining fair values we principally use the market approach which utilizes market transaction data for the same or similar instruments. The degree of management judgment involved in determining fair values is inversely related to the availability of market observable information. The fair value of assets may differ from the actual amount received upon sale of an asset in an orderly transaction between market participants at the measurement date. Moreover, the use of different valuation assumptions may have a material effect on the assets’ fair values. The difference between amortized cost or cost and fair value, net of deferred income taxes, certain DAC, certain deferred sales inducement costs, and certain reserves for life-contingent contract benefits, is reflected as a component of accumulated other comprehensive income in shareholder’s equity. Changing market conditions could materially affect the determination of the fair value of securities and unrealized net capital gains and losses could vary significantly.

Risks Relating to the Insurance Industry

Difficult conditions in the global economy and capital markets generally could adversely affect our business and operating results and these conditions may not improve in the near future

As with most businesses, we believe difficult conditions in the global economy and capital markets, such as significant negative macroeconomic trends, including relatively high and sustained unemployment, reduced consumer spending, lower residential and commercial real estate prices, substantial increases in delinquencies on consumer debt, including defaults on home mortgages, and the relatively low availability of credit could have an adverse effect on our business and operating results.

Stressed conditions, volatility and disruptions in global capital markets, particular markets or financial asset classes could adversely affect our investment portfolio. Disruptions in one market or asset class can also spread to other markets or asset classes. Although the disruption in the global financial markets has moderated, not all global financial markets are functioning normally, and the rate of recovery from the U.S. recession has been below historic averages. Several governments around the world have announced austerity actions to address their budget deficits that may lead to a decline in economic activity. While European policy makers have developed mechanisms to address funding concerns, risks to the European economy and financial markets remain.

General economic conditions could adversely affect us in the form of consumer behavior and pressure investment results. Holders of some of our interest-sensitive life insurance and annuity products may engage in an elevated level of discretionary withdrawals of contractholder funds. Our investment results could be adversely affected as deteriorating financial and business conditions affect the issuers of the securities in our investment portfolio.

There can be no assurance that actions of the U.S. federal government, Federal Reserve and other regulatory bodies for the purpose of stabilizing the financial markets and stimulating the economy will achieve the intended effect

In response to the financial crises affecting the banking system, the financial markets and the broader economy in recent years, the U.S. federal government, the Federal Reserve and other regulatory bodies have taken actions such as purchasing mortgage-backed and other securities from financial institutions; investing directly in banks, thrifts, and bank and savings and loan holding companies; and increasing federal spending to stimulate the economy. There can be no assurance as to the long term impact such actions will have on the financial markets or on economic conditions, including potential inflationary effects. Continued volatility and any further economic deterioration could materially and adversely affect our business, financial condition and results of operations.

Losses from legal and regulatory actions may be material to our operating results or cash flows

We are involved in various legal actions, including class action litigation challenging a range of company practices and coverage provided by our insurance products, some of which involve claims for substantial or indeterminate amounts. We are also involved in various regulatory actions and inquiries, including market conduct exams by state insurance regulatory agencies. In the event of an unfavorable outcome in one or more of these matters, the ultimate liability may be in excess of amounts currently accrued and may be material to our operating results or cash flows for a particular annual period.

We are subject to extensive regulation and potential further restrictive regulation may increase our operating costs

As an insurance company with separate accounts that are regulated as investment companies, we are subject to extensive laws and regulations. These laws and regulations are complex and subject to change. Changes may sometimes lead to additional expenses and increased legal exposure. Moreover, laws and regulations are administered and enforced by a number of different governmental authorities, each of which exercises a degree of interpretive latitude, including state insurance regulators; state securities administrators; state attorneys general; and federal agencies including the SEC, the FINRA and the U.S. Department of Justice. Consequently, we are subject to the risk that compliance with any particular regulator’s or enforcement authority’s interpretation of a legal issue may not result in compliance with another’s interpretation of the same issue, particularly when compliance is judged in hindsight. In addition, there is risk that any particular regulator’s or enforcement authority’s interpretation of a legal issue may change over time to our detriment, or that changes in the overall legal environment may, even absent any particular regulator’s or enforcement authority’s interpretation of a legal issue changing, cause us to change our views regarding the actions we need to take from a legal risk management perspective, thus necessitating changes to our practices that may, in some cases, limit our ability to grow or to improve the profitability of our business. Furthermore, in some cases, these laws and regulations are designed to protect or benefit the interests of a specific constituency rather than a range of constituencies. For example, state insurance laws and regulations are generally intended to protect or benefit purchasers or users of insurance products. In many respects, these laws and regulations limit our ability to maintain the profitability of our business.

Regulatory reforms, and the more stringent application of existing regulations, may make it more expensive for us to conduct our business

The federal government has enacted comprehensive regulatory reforms for financial services entities. As part of a larger effort to strengthen the regulation of the financial services market, certain reforms are applicable to the insurance industry, including the Federal Insurance Office (“FIO”) established within the Treasury Department.

In recent years, the state insurance regulatory framework has come under public scrutiny, members of Congress have discussed proposals to provide for federal chartering of insurance companies, and the FIO and Financial Stability Oversight Council were established. We can make no assurances regarding the potential impact of state or federal measures that may change the nature or scope of insurance and financial regulation.

These regulatory reforms and any additional legislative change or regulatory requirements imposed upon us in connection with the federal government’s regulatory reform of the financial services industry, and any more stringent enforcement of existing regulations by federal authorities, may make it more expensive for us to conduct our business, or limit our ability to grow.

Reinsurance may be unavailable at current levels and prices

Market conditions beyond our control impact the availability and cost of the reinsurance we may purchase. No assurances can be made that reinsurance will remain continuously available to us to the same extent and on the same terms and rates as is currently available. If we were unable to purchase reinsurance protection in amounts that we consider sufficient and at prices that we consider acceptable, we may have to accept an increase in risk exposure or seek other alternatives.

Reinsurance subjects us to the credit risk of our reinsurers and may not be adequate to protect us against losses arising from ceded insurance, which could have a material effect on our operating results

The collectability of reinsurance recoverables is subject to uncertainty arising from a number of factors, including changes in market conditions, whether insured losses meet the qualifying conditions of the reinsurance contract and whether reinsurers, or their affiliates, have the financial capacity and willingness to make payments under the terms of a reinsurance treaty or contract. Our ceded insurance risks will include all new business generated in the thirty months following the closing of our acquisition by Resolution Life, Inc., which business will be entirely ceded to Allstate Life Insurance Company. Our inability to collect a material recovery from a reinsurer could have a material effect on our operating results.

Adverse capital and credit market conditions may significantly affect our ability to meet liquidity needs or our ability to obtain credit on acceptable terms

In periods of extreme volatility and disruption in the capital and credit markets, liquidity and credit capacity may be severely restricted. In such circumstances, our ability to obtain capital to fund operating expenses, financing costs, capital expenditures or acquisitions may be limited, and the cost of any such capital may be significant. Our access to additional financing will depend on a variety of factors such as market conditions, the general availability of credit, the overall availability of credit to our industry, our credit ratings and credit capacity, as well as lenders’ perception of our long- or short-term financial prospects. Similarly, our access to funds may be impaired if regulatory authorities or rating agencies take negative actions against us. If a combination of these factors were to occur, our internal sources of liquidity may prove to be insufficient and in such case, we may not be able to successfully obtain additional financing on favorable terms.

A large scale pandemic, the continued threat of terrorism or military actions may have an adverse effect on the level of claim losses we incur, the value of our investment portfolio, our competitive position, marketability of product offerings, liquidity and operating results

A large scale pandemic, the continued threat of terrorism, within the United States and abroad, or military and other actions, and heightened security measures in response to these types of threats, may cause significant volatility and losses in our investment portfolio from interest rate changes, and result in loss of life, disruptions to commerce and reduced economic activity. Some of the assets in our investment portfolio may be adversely affected by reduced economic activity caused by a large scale pandemic or the continued threat of terrorism. Additionally, a large scale pandemic or terrorist act could have a material effect on the sales, profitability, competitiveness, marketability of product offerings, liquidity, and operating results.

Changes in accounting standards issued by the Financial Accounting Standards Board or other standard-setting bodies may adversely affect our results of operations and financial condition

Our financial statements are subject to the application of generally accepted accounting principles, which are periodically revised, interpreted and/or expanded. Accordingly, we are required to adopt new guidance or interpretations, or could be subject to existing guidance as we enter into new transactions, which may have a material effect on our results of operations and financial condition that is either unexpected or has a greater impact than expected. For a description of changes in accounting standards that are currently pending and, if known, our estimates of their expected impact, see Note 2 of the financial statements.

The occurrence of events unanticipated in our disaster recovery systems and management continuity planning or a support failure from external providers during a disaster could impair our ability to conduct business effectively

The occurrence of a disaster such as a natural catastrophe, an industrial accident, a terrorist attack or war, cyber attack, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of our managers were unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.

We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computer systems could be subject to cyber attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other global companies, we have experienced threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.

Loss of key vendor relationships or failure of a vendor to protect personal information of our customers, claimants or employees could affect our operations

We rely on services and products provided by many vendors in the United States and abroad. These include, for example, vendors of computer hardware and software. In the event that one or more of our vendors suffers a bankruptcy or otherwise becomes unable to continue to provide products or services, or fails to protect personal information of our customers, claimants or employees, we may suffer operational impairments and financial losses.

We may not be able to protect our intellectual property and may be subject to infringement claims

We rely on a combination of contractual rights and copyright, trademark, patent and trade secret laws to establish and protect our intellectual property. Although we use a broad range of measures to protect our intellectual property rights, third parties may infringe or misappropriate our intellectual property. We may have to litigate to enforce and protect our intellectual property and to determine its scope, validity or enforceability, which could divert significant resources and prove unsuccessful. An inability to protect our intellectual property could have a material effect on our business.

We may be subject to claims by third parties for patent, trademark or copyright infringement or breach of usage rights. Any such claims and any resulting litigation could result in significant expense and liability. If our third party providers or we are found to have infringed a third-party intellectual property right, either of us could be enjoined from providing certain products or services or from utilizing and benefiting from certain methods, processes, copyrights, trademarks, trade secrets or licenses. Alternatively, we could be required to enter into costly licensing arrangements with third parties or implement a costly work around. Any of these scenarios could have a material effect on our business and results of our operations.

Item 11(a). Description of Business

Lincoln Benefit Life Company (referred to in this document as “we,” “Lincoln Benefit,” “our,” “us” or the “Company”) was incorporated under the laws of the State of Nebraska in 1938. Lincoln Benefit is a wholly-owned subsidiary of Resolution Life, Inc., a Delaware corporation, which is a wholly-owned, indirect subsidiary of Resolution Life, L.P. (the “Limited Partnership”), a Bermuda limited partnership.

On April 1, 2014, after receiving all required regulatory approvals, Resolution Life, Inc. acquired all the outstanding capital stock in Lincoln Benefit from Allstate Life Insurance Company (“ALIC”) for approximately $587 million. Immediately prior to the closing of the transaction, Lincoln Benefit recaptured certain business previously reinsured to ALIC, including (a) all of the fixed deferred annuity, value adjusted deferred annuity and indexed deferred annuity business written by the Company that was previously reinsured to ALIC, (b) all of the life insurance business written by the Company through independent producers that was previously reinsured to ALIC, other than certain specified life business, and (c) all of the net liability of the Company with respect to the accident and health and long-term care insurance business written by the Company that was previously reinsured to ALIC ((a), (b) and (c) collectively, the “Recaptured Business”). In connection with the closing, Lincoln Benefit and ALIC entered into an Amended and Restated Reinsurance Agreement (the “ARRA”), pursuant to which ALIC continues to reinsure business that was ceded by Lincoln Benefit to ALIC before the closing, with the exception of the Recaptured Business (the “ALIC Reinsured Business”). The business reinsured under the ARRA is administered by ALIC pursuant to a new Administrative Services Agreement entered into between Lincoln Benefit and ALIC in connection with the closing (the “ASA”).

In our reports, we occasionally refer to statutory financial information. All domestic United States insurance companies are required to prepare statutory-basis financial statements. As a result, industry data is available that enables comparisons between insurance companies, including competitors that are not subject to the requirement to prepare financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). We frequently use industry publications containing statutory financial information to assess our competitive position.

We provide interest-sensitive, traditional and variable life insurance products through exclusive financial specialists. Prior to July 18, 2013, we sold interest-sensitive traditional and variable life insurance and fixed annuities, including deferred and immediate, through independent master brokerage agencies. Effective January 1, 2014, we no longer offer fixed annuities such as deferred and immediate annuities.

We compete on a wide variety of factors, including product offerings, brand recognition, financial strength and ratings, prices, distribution and the level of customer service. The market for life insurance companies continues to be highly fragmented and competitive. As of December 31, 2012, there were approximately 420 groups of life insurance companies in the United States, most of which offered one or more similar products.

We have reinsurance agreements whereby certain premiums, contract charges, interest credited to contractholder funds, contract benefits and expenses are ceded to ALIC, Lincoln Benefit Reinsurance Company (“LB Re”) and other non-affiliated reinsurers.

Lincoln Benefit is subject to extensive regulation, primarily at the state level. The method, extent and substance of such regulation varies by state but generally has its source in statutes that establish standards and requirements for conducting the business of insurance and that delegate regulatory authority to a state agency. These rules have a substantial effect on our business and relate to a wide variety of matters, including insurer solvency, reserve adequacy, insurance company licensing and examination, agent licensing, policy forms, rate setting, the nature and amount of investments, claims practices, participation in guaranty funds, transactions with affiliates, the payment of dividends, underwriting standards, statutory accounting methods, trade practices, and corporate governance. For a discussion of statutory financial information, see Note 11 of the financial statements. For a discussion of regulatory contingencies, see Note 9 of the financial statements. Notes 9 and 11 are incorporated in this Item 11(a) by reference.

In recent years, the state insurance regulatory framework has come under increased federal scrutiny. As part of an effort to strengthen the regulation of the financial services market, the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) was enacted in 2010. Many regulations required pursuant to this law must still be finalized, and we cannot predict what the final regulations will require but do not expect a material impact on Lincoln Benefit’s operations. Dodd-Frank also created the Federal Insurance Office (“FIO”) within the Treasury Department. The FIO monitors the insurance industry, provides advice to the Financial Stability Oversight Council, represents the U.S. on international insurance matters and studies the current regulatory system. FIO submitted a report to Congress in December 2013 addressing how to improve and modernize the system of insurance regulation. In addition, state legislators and insurance regulators continue to examine the appropriate nature and scope of state insurance regulation. We cannot predict whether any specific state or federal measures will be adopted to change the nature or scope of the regulation of insurance or what effect any such measures would have on Lincoln Benefit.

Item 11(b). Description of Property

Lincoln Benefit occupies office space in Lincoln, Nebraska and Northbrook, Illinois that is owned by Allstate Insurance Company. Expenses associated with these facilities are allocated to us on a direct basis.

Item 11(c). Legal Proceedings

Information required for Item 11(c) is incorporated by reference to the discussion under the heading “Regulation and Compliance” in Note 9 of the financial statements.

Item 11(e). Financial Statements and Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of

Lincoln Benefit Life Company

Lincoln, Nebraska

We have audited the accompanying Statements of Financial Position of Lincoln Benefit Life Company (the “Company”), an affiliate of The Allstate Corporation, as of December 31, 2013 and 2012, and the related Statements of Operations and Comprehensive Income, Shareholder’s Equity, and Cash Flows for each of the three years in the period ended December 31, 2013. Our audits also included Schedule I–Summary of Investments–Other than Investments in Related Parties and Schedule IV–Reinsurance. These financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Lincoln Benefit Life Company as of December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2013, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, Schedule I–Summary of Investments–Other than Investments in Related Parties and Schedule IV–Reinsurance, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

/s/ Deloitte & Touche LLP

Chicago, Illinois

February 28, 2014

LINCOLN BENEFIT LIFE COMPANY

STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

	Year Ended December 31,
($ in thousands)	2013	2012	2011
Revenues
Net investment income	$10,935	$11,590	$11,836
Realized capital gains and losses	—	626	2,075

Income from operations before income tax expense	10,935	12,216	13,911
Income tax expense	3,825	4,273	4,861

Net income	7,110	7,943	9,050

Other comprehensive (loss) income, after-tax
Change in unrealized net capital gains and losses	(9,933)	247	3,411

Comprehensive (loss) income	$(2,823)	$8,190	$12,461

See notes to financial statements.

LINCOLN BENEFIT LIFE COMPANY

STATEMENTS OF FINANCIAL POSITION

	December 31,
($ in thousands, except par value data)	2013	2012
Assets
Investments
Fixed income securities, at fair value (amortized cost $284,928 and $309,324)	$290,882	$330,559
Short-term, at fair value (amortized cost $55,959 and $24,202)	55,959	24,203

Total investments	346,841	354,762
Cash	5,100	13,073
Reinsurance recoverable from Allstate Life Insurance Company and affiliate	14,518,174	15,553,945
Reinsurance recoverable from non-affiliates	2,190,417	2,147,496
Receivable from affiliates, net	66	—
Other assets	83,669	87,044
Separate Accounts	1,700,566	1,625,669

Total assets	$18,844,833	$19,781,989

Liabilities
Contractholder funds	$13,124,115	$14,255,844
Reserve for life-contingent contract benefits	3,557,411	3,424,679
Unearned premiums	11,916	13,410
Deferred income taxes	2,564	7,990
Payable to affiliates, net	—	17,189
Current income taxes payable	3,906	4,158
Other liabilities and accrued expenses	100,660	86,532
Separate Accounts	1,700,566	1,625,669

Total liabilities	18,501,138	19,435,471

Commitments and Contingent Liabilities (Note 9)

Shareholder’s Equity
Common stock, $100 par value, 30 thousand shares authorized, 25 thousand shares issued and outstanding	2,500	2,500
Additional capital paid-in	180,000	180,000
Retained income	157,325	150,215
Accumulated other comprehensive income:
Unrealized net capital gains and losses	3,870	13,803

Total accumulated other comprehensive income	3,870	13,803

Total shareholder’s equity	343,695	346,518

Total liabilities and shareholder’s equity	$18,844,833	$19,781,989

See notes to financial statements.

LINCOLN BENEFIT LIFE COMPANY

STATEMENTS OF SHAREHOLDER’S EQUITY

	Year Ended December 31,
($ in thousands)	2013	2012	2011
Common stock	$2,500	$2,500	$2,500

Additional capital paid-in	180,000	180,000	180,000

Retained income
Balance, beginning of year	150,215	142,272	133,222
Net income	7,110	7,943	9,050

Balance, end of year	157,325	150,215	142,272

Accumulated other comprehensive income
Balance, beginning of year	13,803	13,556	10,145
Change in unrealized net capital gains and losses	(9,933)	247	3,411

Balance, end of year	3,870	13,803	13,556

Total shareholder’s equity	$343,695	$346,518	$338,328

See notes to financial statements.

LINCOLN BENEFIT LIFE COMPANY

STATEMENTS OF CASH FLOWS

	Year Ended December 31,
($ in thousands)	2013	2012	2011
Cash flows from operating activities
Net income	$7,110	$7,943	$9,050
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization and other non-cash items	630	781	1,175
Realized capital gains and losses	—	(626)	(2,075)
Changes in:
Policy benefits and other insurance reserves	(6,147)	14,398	(22,072)
Income taxes	(329)	(516)	476
Receivable from/payable to affiliates, net	(17,255)	25,752	(13,494)
Other operating assets and liabilities	16,007	(32,761)	37,802

Net cash provided by operating activities	16	14,971	10,862

Cash flows from investing activities
Proceeds from sales of fixed income securities	9,170	25,367	44,880
Collections on fixed income securities	53,475	29,154	25,268
Purchases of fixed income securities	(38,896)	(51,209)	(77,175)
Change in short-term investments, net	(31,738)	(11,216)	(1,379)

Net cash used in investing activities	(7,989)	(7,904)	(8,406)

Net (decrease) increase in cash	(7,973)	7,067	2,456
Cash at beginning of year	13,073	6,006	3,550

Cash at end of year	$5,100	$13,073	$6,006

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. General

Basis of presentation

The accompanying financial statements include the accounts of Lincoln Benefit Life Company (the “Company”), a wholly owned subsidiary of Allstate Life Insurance Company (“ALIC”), which is wholly owned by Allstate Insurance Company (“AIC”). All of the outstanding common stock of AIC is owned by Allstate Insurance Holdings, LLC, a wholly owned subsidiary of The Allstate Corporation (the “Corporation”). These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

To conform to the current year presentation, certain amounts in the prior year notes to financial statements have been reclassified.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Pending change in ownership

On July 17, 2013, ALIC entered into a definitive agreement with Resolution Life Holdings, Inc. to sell the Company, the Company’s life insurance business generated through independent master brokerage agencies, and all of the Company’s deferred fixed annuity and long-term care insurance business. The transaction is subject to regulatory approvals and other customary closing conditions. The Company expects the closing to occur in April 2014. On or before closing, the Company also expects to recapture the business being sold that was ceded to ALIC, subject to regulatory approval.

Nature of operations

The Company sells interest-sensitive, traditional and variable life insurance products through Allstate exclusive agencies and exclusive financial specialists. Prior to July 18, 2013, the Company sold interest-sensitive, traditional and variable life insurance, and fixed annuities including deferred and immediate through independent master brokerage agencies. Effective January 1, 2014, the Company no longer offers fixed annuities such as deferred and immediate annuities.

The Company is authorized to sell life insurance and retirement products in all states except New York, as well as in the District of Columbia, the U.S. Virgin Islands and Guam. For 2013, the top geographic locations for statutory premiums and annuity considerations were California, Texas and Florida. No other jurisdiction accounted for more than 5% of statutory premiums and annuity considerations. All statutory premiums and annuity considerations are ceded under reinsurance agreements.

The Company has exposure to market risk as a result of its investment portfolio. Market risk is the risk that the Company will incur realized and unrealized net capital losses due to adverse changes in interest rates and credit spreads. The Company also has certain exposures to changes in equity prices in its equity-indexed annuities and separate accounts liabilities, which are transferred to ALIC in accordance with reinsurance agreements. Interest rate risk is the risk that the Company will incur a loss due to adverse changes in interest rates relative to the interest rate characteristics of its interest bearing assets. This risk arises from the Company’s investment in interest-sensitive assets. Interest rate risk includes risks related to changes in U.S. Treasury yields and other key risk-free reference yields. Credit spread risk is the risk that the Company will incur a loss due to adverse changes in credit spreads. This risk arises from the Company’s investment in spread-sensitive fixed income assets.

The Company monitors economic and regulatory developments that have the potential to impact its business. Federal and state laws and regulations affect the taxation of insurance companies and life insurance and annuity products. Congress and various state legislatures from time to time consider legislation that would reduce or eliminate the favorable policyholder tax treatment currently applicable to life insurance and annuities. Congress and various state legislatures also consider proposals to reduce the taxation of certain products or investments that may compete with life insurance or annuities. Legislation that increases the taxation on insurance products or reduces the taxation on competing products could lessen the advantage or create a disadvantage for certain of the Company’s products making them less competitive. Such proposals, if adopted, could have an adverse effect on the Company’s financial position or ability to sell such products and could result in the surrender of some existing contracts and policies. In addition, changes in the federal estate tax laws could negatively affect the demand for the types of life insurance used in estate planning.

2. Summary of Significant Accounting Policies

Investments

Fixed income securities include bonds, residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). Fixed income securities, which may be sold prior to their contractual maturity, are designated as available for sale and are carried at fair value. The difference between amortized cost and fair value, net of deferred income taxes, is reflected as a component of accumulated other comprehensive income. Cash received from calls, principal payments and make-whole payments is reflected as a component of proceeds from sales and cash received from maturities and pay-downs, including prepayments, is reflected as a component of investment collections within the Statements of Cash Flows.

Short-term investments, including money market funds, commercial paper and other short-term investments, are carried at fair value.

Investment income primarily consists of interest and is recognized on an accrual basis using the effective yield method. Interest income for RMBS and CMBS is determined considering estimated pay-downs, including prepayments, obtained from third party data sources and internal estimates. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. For RMBS and CMBS of high credit quality with fixed interest rates, the effective yield is recalculated on a retrospective basis. For all others, the effective yield is recalculated on a prospective basis. Accrual of income is suspended for other-than-temporarily impaired fixed income securities when the timing and amount of cash flows expected to be received is not reasonably estimable.

Realized capital gains and losses include gains and losses on investment sales and write-downs in value due to other-than-temporary declines in fair value. Realized capital gains and losses on investment sales, including principal payments, are determined on a specific identification basis.

Recognition of premium revenues and contract charges, and related benefits and interest credited

The Company has reinsurance agreements whereby all premiums, contract charges, interest credited to contractholder funds, contract benefits and substantially all expenses are ceded to ALIC, Lincoln Benefit Reinsurance Company (“LB Re”, an affiliate of the Company) and non-affiliated reinsurers (see Notes 3 and 8). Amounts reflected in the Statements of Operations and Comprehensive Income are presented net of reinsurance.

Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Premiums from these products are recognized as revenue when due from policyholders. Benefits are reflected in contract benefits and recognized in relation to premiums, so that profits are recognized over the life of the policy.

Immediate annuities with life contingencies provide insurance protection over a period that extends beyond the period during which premiums are collected. Premiums from these products are recognized as revenue when received at the inception of the contract. Benefits and expenses are recognized in relation to premiums. Profits from these policies come from investment income, which is recognized over the life of the contract.

Interest-sensitive life contracts, such as universal life and single premium life, are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and contract charges assessed against the contractholder account balance. Premiums from these contracts are reported as contractholder fund deposits. Contract charges consist of fees assessed against the contractholder account balance for the cost of insurance (mortality risk), contract administration and surrender of the contract prior to contractually specified dates. These contract charges are recognized as revenue when assessed against the contractholder account balance. Contract benefits include life-contingent benefit payments in excess of the contractholder account balance.

Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, including market value adjusted annuities, equity-indexed annuities and immediate annuities without life contingencies, are considered investment contracts. Consideration received for such contracts is reported as contractholder fund deposits. Contract charges for investment contracts consist of fees assessed against the contractholder account balance for maintenance, administration and surrender of the contract prior to contractually specified dates, and are recognized when assessed against the contractholder account balance.

Interest credited to contractholder funds represents interest accrued or paid on interest-sensitive life and investment contracts. Crediting rates for certain fixed annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions subject to contractually guaranteed minimum rates. Crediting rates for indexed life and annuities are generally based on an equity index, such as the Standard & Poor’s (“S&P”) 500 Index.

Contract charges for variable life and variable annuity products consist of fees assessed against the contractholder account balances for contract maintenance, administration, mortality, expense and surrender of the contract prior to contractually specified dates. Contract benefits incurred for variable annuity products include guaranteed minimum death, income, withdrawal and accumulation benefits.

Reinsurance

The Company has reinsurance agreements whereby all premiums, contract charges, interest credited to contractholder funds, contract benefits and substantially all expenses are ceded to ALIC, LB Re and non-affiliated reinsurers (see Notes 3 and 8). Reinsurance recoverables and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the Statements of Financial Position. Reinsurance does not extinguish the Company’s primary liability under the policies written. Therefore, the Company regularly evaluates the financial condition of its reinsurers and establishes allowances for uncollectible reinsurance as appropriate.

Investment income earned on the assets that support contractholder funds and the reserve for life-contingent contract benefits is not included in the Company’s financial statements as those assets are owned and managed by ALIC under the terms of the reinsurance agreements.

Income taxes

The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are unrealized capital gains and losses, accrued expenses and reinsurance recoverables. A deferred tax asset valuation allowance is established when there is uncertainty that such assets will be realized.

Reserve for life-contingent contract benefits

The reserve for life-contingent contract benefits payable under insurance policies, including traditional life insurance and life-contingent immediate annuities, is computed on the basis of long-term actuarial assumptions of future investment yields, mortality, morbidity, policy terminations and expenses. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by characteristics such as type of coverage, year of issue and policy duration.

Contractholder funds

Contractholder funds represent interest-bearing liabilities arising from the sale of products such as interest-sensitive life insurance and fixed annuities. Contractholder funds primarily comprise cumulative deposits received and interest credited to the contractholder less cumulative contract benefits, surrenders, withdrawals and contract charges for mortality or administrative expenses. Contractholder funds also include reserves for secondary guarantees on interest-sensitive life insurance and certain fixed annuity contracts and reserves for certain guarantees on variable annuity contracts.

Separate accounts

Separate accounts assets are carried at fair value. The assets of the separate accounts are legally segregated and available only to settle separate account contract obligations. Separate accounts liabilities represent the contractholders’ claims to the related assets and are carried at an amount equal to the separate accounts assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and therefore are not included in the Company’s Statements of Operations and Comprehensive Income. Deposits to and surrenders and withdrawals from the separate accounts are reflected in separate accounts liabilities and are not included in cash flows.

Absent any contract provision wherein the Company provides a guarantee, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts’ funds may not meet their stated investment objectives. The risk and associated cost of these contract guarantees are ceded to ALIC in accordance with the reinsurance agreements.

Adopted accounting standard

Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income

In February 2013, the Financial Accounting Standards Board issued guidance requiring expanded disclosures about the amounts reclassified out of accumulated other comprehensive income by component. The guidance requires the presentation of significant amounts reclassified out of accumulated other comprehensive income by income statement line item but only if the amount reclassified is required under accounting principles generally accepted in the United States of America (“GAAP”) to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, cross-reference to other disclosures that provide additional detail about those amounts is required. The Company adopted the new guidance in 2013. The new guidance affects disclosures only and therefore had no impact on the Company’s results of operations or financial position.

3. Related Party Transactions

Business operations

The Company uses services performed by its affiliates, AIC, ALIC and Allstate Investments LLC, and business facilities owned or leased and operated by AIC in conducting its business activities. In addition, the

Company shares the services of employees with AIC. The Company reimburses its affiliates for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses allocated to the Company were $249.7 million, $241.8 million and $204.8 million in 2013, 2012 and 2011, respectively. Of these costs, the Company retains investment related expenses on the invested assets that are not transferred under the reinsurance agreements. All other costs are ceded to ALIC under the reinsurance agreements.

Broker-Dealer agreements

The Company has a service agreement with Allstate Distributors, LLC (“ADLLC”), a broker-dealer company owned by ALIC, whereby ADLLC promotes and markets products sold by the Company. In return for these services, the Company recorded expense of $71 thousand, $80 thousand and $7.2 million in 2013, 2012 and 2011, respectively, that was ceded to ALIC under the terms of the reinsurance agreements.

The Company receives distribution services from Allstate Financial Services, LLC, an affiliated broker-dealer company, for certain annuity and variable life insurance contracts sold by Allstate exclusive agencies. For these services, the Company incurred commission and other distribution expenses of $7.7 million, $6.4 million and $7.5 million in 2013, 2012 and 2011, respectively, that were ceded to ALIC.

Reinsurance

The following table summarizes amounts that were ceded to ALIC under reinsurance agreements and reported net in the Statements of Operations and Comprehensive Income.

($ in thousands)	2013	2012	2011
Premiums and contract charges	$962,576	$908,459	$833,149
Interest credited to contractholder funds, contract benefits and expenses	1,505,010	1,369,305	1,408,953

Reinsurance recoverables due from ALIC totaled $14.52 billion and $15.55 billion as of December 31, 2013 and 2012, respectively.

In September 2012, the Company entered into a coinsurance reinsurance agreement with LB Re to cede certain interest-sensitive life insurance policies to LB Re. Reinsurance recoverables due from LB Re totaled $1.9 million and $2.0 million as of December 31, 2013 and 2012, respectively.

Income taxes

The Company is a party to a federal income tax allocation agreement with the Corporation (see Note 10).

Intercompany loan agreement

The Company has an intercompany loan agreement with the Corporation. The amount of intercompany loans available to the Company is at the discretion of the Corporation. The maximum amount of loans the Corporation will have outstanding to all its eligible subsidiaries at any given point in time is limited to $1 billion. The Corporation may use commercial paper borrowings, bank lines of credit and securities lending to fund intercompany borrowings. The Company had no amounts outstanding under the intercompany loan agreement as of December 31, 2013 or 2012.

4. Investments

Fair values

The amortized cost, gross unrealized gains and losses and fair value for fixed income securities are as follows:

	Amortized cost	Gross unrealized		Fair value
($ in thousands)		Gains	Losses
December 31, 2013
U.S. government and agencies	$70,790	$3,113	$(57)	$73,846
Municipal	2,499	270	—	2,769
Corporate	190,186	5,784	(3,993)	191,977
Foreign government	4,999	165	—	5,164
RMBS	13,866	584	—	14,450
CMBS	2,588	88	—	2,676

Total fixed income securities	$284,928	$10,004	$(4,050)	$290,882

December 31, 2012
U.S. government and agencies	$86,428	$5,659	$—	$92,087
Municipal	2,499	401	—	2,900
Corporate	178,824	13,173	(29)	191,968
Foreign government	4,999	265	—	5,264
RMBS	28,239	1,498	—	29,737
CMBS	8,335	268	—	8,603

Total fixed income securities	$309,324	$21,264	$(29)	$330,559

Scheduled maturities

The scheduled maturities for fixed income securities are as follows as of December 31, 2013:

($ in thousands)	Amortized cost	Fair value
Due in one year or less	$35,518	$35,883
Due after one year through five years	110,661	116,264
Due after five years through ten years	111,316	111,036
Due after ten years	10,979	10,573

	268,474	273,756
RMBS and CMBS	16,454	17,126

Total	$284,928	$290,882

Actual maturities may differ from those scheduled as a result of calls and make-whole payments by the issuers. RMBS and CMBS are shown separately because of the potential for prepayment of principal prior to contractual maturity dates.

Net investment income

Net investment income for the years ended December 31 is as follows:

($ in thousands)	2013	2012	2011
Fixed income securities	$11,545	$12,138	$12,133
Short-term investments	23	20	11

Investment income, before expense	11,568	12,158	12,144
Investment expense	(633)	(568)	(308)

Net investment income	$10,935	$11,590	$11,836

Realized capital gains and losses

Realized capital gains and losses netted to zero in 2013 with gains from sales offsetting impairment write-downs. The Company recognized realized capital gains of $626 thousand and $2.1 million in 2012 and 2011, respectively. Realized capital gains and losses in 2013, 2012 and 2011 included $2 thousand, $19 thousand and $12 thousand, respectively, of other-than-temporary impairment losses related to RMBS, none of which were included in other comprehensive income. No other-than-temporary impairment losses were included in accumulated other comprehensive income as of December 31, 2013 or 2012.

Gross gains of $3 thousand, $645 thousand and $1.9 million and gross losses of $1 thousand, zero and $3 thousand were realized on sales of fixed income securities during 2013, 2012 and 2011, respectively.

Unrealized net capital gains and losses

Unrealized net capital gains and losses included in accumulated other comprehensive income are as follows:

	Fair Value	Gross unrealized		Unrealized net gains
($ in thousands)		Gains	Losses
December 31, 2013
Fixed income securities	$290,882	$10,004	$(4,050)	$5,954
Short-term investments	55,959	1	(1)	—

Unrealized net capital gains and losses, pre-tax				5,954
Deferred income taxes				(2,084)

Unrealized net capital gains and losses, after-tax				$3,870

	Fair value	Gross unrealized		Unrealized net gains
December 31, 2012		Gains	Losses
Fixed income securities	$330,559	$21,264	$(29)	$21,235
Short-term investments	24,203	1	—	1

Unrealized net capital gains and losses, pre-tax				21,236
Deferred income taxes				(7,433)

Unrealized net capital gains and losses, after-tax				$13,803

Change in unrealized net capital gains and losses

The change in unrealized net capital gains and losses for the years ended December 31 is as follows:

($ in thousands)	2013	2012	2011
Fixed income securities	$(15,281)	$380	$5,247
Short-term investments	(1)	1	—

Total	(15,282)	381	5,247
Deferred income taxes	5,349	(134)	(1,836)

(Decrease) increase in unrealized net capital gains and losses, after-tax	$(9,933)	$247	$3,411

Portfolio monitoring

The Company has a comprehensive portfolio monitoring process to identify and evaluate each fixed income security whose carrying value may be other-than-temporarily impaired.

For each fixed income security in an unrealized loss position, the Company assesses whether management with the appropriate authority has made the decision to sell or whether it is more likely than not the Company will be required to sell the security before recovery of the amortized cost basis for reasons such as liquidity, contractual or regulatory purposes. If a security meets either of these criteria, the security’s decline in fair value is considered other than temporary and is recorded in earnings.

If the Company has not made the decision to sell the fixed income security and it is not more likely than not the Company will be required to sell the fixed income security before recovery of its amortized cost basis, the Company evaluates whether it expects to receive cash flows sufficient to recover the entire amortized cost basis of the security. The Company calculates the estimated recovery value by discounting the best estimate of future cash flows at the security’s original or current effective rate, as appropriate, and compares this to the amortized cost of the security. If the Company does not expect to receive cash flows sufficient to recover the entire amortized cost basis of the fixed income security, the credit loss component of the impairment is recorded in earnings, with the remaining amount of the unrealized loss related to other factors recognized in other comprehensive income.

The Company’s portfolio monitoring process includes a quarterly review of all securities to identify instances where the fair value of a security compared to its amortized cost is below established thresholds. The process also includes the monitoring of other impairment indicators such as ratings, ratings downgrades and payment defaults. The securities identified, in addition to other securities for which the Company may have a concern, are evaluated for potential other-than-temporary impairment using all reasonably available information relevant to the collectability or recovery of the security. Inherent in the Company’s evaluation of other-than-temporary impairment for these fixed income securities are assumptions and estimates about the financial condition and future earnings potential of the issue or issuer. Some of the factors that may be considered in evaluating whether a decline in fair value is other than temporary are: 1) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry specific market conditions and trends, geographic location and implications of rating agency actions and offering prices; 2) the specific reasons that a security is in an unrealized loss position, including overall market conditions which could affect liquidity; and 3) the length of time and extent to which the fair value has been less than amortized cost.

The following table summarizes the gross unrealized losses and fair value of fixed income securities by the length of time that individual securities have been in a continuous unrealized loss position.

	Less than 12 months			12 months or more			Total unrealized losses
($ in thousands)	Number of issues	Fair value	Unrealized losses	Number of issues	Fair value	Unrealized losses
December 31, 2013
U.S. government and agencies	1	$4,942	$(57)	—	$—	$—	$(57)
Corporate	23	75,754	(3,795)	1	1,770	(198)	(3,993)

Total	24	$80,696	$(3,852)	1	$1,770	$(198)	$(4,050)

December 31, 2012
Corporate	1	$1,936	$(29)	—	$—	$—	$(29)

Total	1	$1,936	$(29)	—	$—	$—	$(29)

As of December 31, 2013, $4.1 million of unrealized losses are related to investment grade securities with an unrealized loss position less than 20% of amortized cost, the degree of which suggests that these securities do not pose a high risk of being other-than-temporarily impaired. Investment grade is defined as a security having a rating of Aaa, Aa, A or Baa from Moody’s, a rating of AAA, AA, A or BBB from S&P, Fitch, Dominion, Kroll or Realpoint, a rating of aaa, aa, a or bbb from A.M. Best, or a comparable internal rating if an externally provided rating is not available. Unrealized losses on investment grade securities are principally related to increasing risk-free interest rates or widening credit spreads since the time of initial purchase.

As of December 31, 2013, the Company has not made the decision to sell and it is not more likely than not the Company will be required to sell fixed income securities with unrealized losses before recovery of the amortized cost basis.

Municipal bonds

All of the municipal bond issuers represented in the Company’s municipal bond portfolio were in Washington as of both December 31, 2013 and 2012.

Concentration of credit risk

As of December 31, 2013, the Company is not exposed to any credit concentration risk of a single issuer and its affiliates greater than 10% of the Company’s shareholder’s equity.

Other investment information

As of December 31, 2013, fixed income securities and short-term investments with a carrying value of $9.4 million were on deposit with regulatory authorities as required by law.

5. Fair Value of Assets and Liabilities

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets and liabilities recorded on the Statements of Financial Position at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:

Level 1:	Assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

Level 2:	Assets and liabilities whose values are based on the following:

(a)	Quoted prices for similar assets or liabilities in active markets;
(b)	Quoted prices for identical or similar assets or liabilities in markets that are not active; or
(c)	Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

Level 3:	Assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Company’s estimates of the assumptions that market participants would use in valuing the assets and liabilities.

The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments.

The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance that assets and liabilities are appropriately valued through the execution of various processes and controls designed to ensure the overall reasonableness and consistent application of valuation methodologies, including inputs and assumptions, and compliance with accounting standards. For fair values received from third parties or internally estimated, the Company’s processes and controls are designed to ensure that the valuation methodologies are appropriate and consistently applied, the inputs and assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are accurately recorded. For example, on a continuing basis, the Company assesses the reasonableness of individual fair values that have stale security prices or that exceed certain thresholds as compared to previous fair values received from valuation service providers or brokers or derived from internal models. The Company performs procedures to understand and assess the methodologies, processes and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third party valuation sources for selected securities. The Company performs ongoing price validation procedures such as back-testing of actual sales, which corroborate the various inputs used in internal models to market observable data. When fair value determinations are expected to be more variable, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

The Company has two types of situations where investments are classified as Level 3 in the fair value hierarchy. The first is where quotes continue to be received from independent third-party valuation service providers and all significant inputs are market observable; however, there has been a significant decrease in the volume and level of activity for the asset when compared to normal market activity such that the degree of market observability has declined to a point where categorization as a Level 3 measurement is considered appropriate. The indicators considered in determining whether a significant decrease in the volume and level of activity for a specific asset has occurred include the level of new issuances in the primary market, trading volume in the secondary market, the level of credit spreads over historical levels, applicable bid-ask spreads, and price consensus among market participants and other pricing sources.

The second situation where the Company classifies securities in Level 3 is where specific inputs significant to the fair value estimation models are not market observable. This primarily occurs in the Company’s use of broker quotes to value certain securities where the inputs have not been corroborated to be market observable, and the use of valuation models that use significant non-market observable inputs.

In determining fair value, the Company principally uses the market approach which generally utilizes market transaction data for the same or similar instruments. To a lesser extent, the Company uses the income approach which involves determining fair values from discounted cash flow methodologies. For the majority of Level 2 and Level 3 valuations, a combination of the market and income approaches is used.

Summary of significant valuation techniques for assets and liabilities measured at fair value on a recurring basis

Level 1 measurements

•	Fixed income securities: Comprise certain U.S. Treasuries. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

•	Short-term: Comprise actively traded money market funds that have daily quoted net asset values for identical assets that the Company can access.

•

Separate account assets: Comprise actively traded mutual funds that have daily quoted net asset values for identical assets that the Company can access. Net asset values for the actively traded mutual funds in which the separate account assets are invested are obtained daily from the fund managers.

Level 2 measurements

•	Fixed income securities:

U.S. government and agencies: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

Municipal: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

Corporate, including privately placed: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads. Also included are privately placed securities valued using a discounted cash flow model that is widely accepted in the financial services industry and uses market observable inputs and inputs derived principally from, or corroborated by, observable market data. The primary inputs to the discounted cash flow model include an interest rate yield curve, as well as published credit spreads for similar assets in markets that are not active that incorporate the credit quality and industry sector of the issuer.

Foreign government: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

RMBS: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, prepayment speeds, collateral performance and credit spreads.

CMBS: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, collateral performance and credit spreads.

•

Short-term: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads. For certain short-term investments, amortized cost is used as the best estimate of fair value.

Level 3 measurements

•	Fixed income securities:

Corporate: Valued based on models that are widely accepted in the financial services industry with certain inputs to the valuation model that are significant to the valuation, but are not market observable.

•

Contractholder funds: Derivatives embedded in certain life and annuity contracts are valued internally using models widely accepted in the financial services industry that determine a single best estimate of fair value for the embedded derivatives within a block of contractholder liabilities. The models primarily use stochastically determined cash flows based on the contractual elements of embedded derivatives, projected option cost and applicable market data, such as interest rate yield curves and equity index volatility assumptions. These are categorized as Level 3 as a result of the significance of non-market observable inputs.

The following table summarizes the Company’s assets and liabilities measured at fair value on a recurring basis as of December 31, 2013. There are no assets or liabilities measured at fair value on a non-recurring basis as of December 31, 2013.

($ in thousands)	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Balance as of December 31, 2013
Assets:
Fixed income securities:
U.S. government and agencies	$27,520	$46,326	$—	$73,846
Municipal	—	2,769	—	2,769
Corporate	—	191,977	—	191,977
Foreign government	—	5,164	—	5,164
RMBS	—	14,450	—	14,450
CMBS	—	2,676	—	2,676

Total fixed income securities	27,520	263,362	—	290,882
Short-term investments	20,764	35,195	—	55,959
Separate account assets	1,700,566	—	—	1,700,566

Total assets at fair value	$1,748,850	$298,557	$—	$2,047,407

% of total assets at fair value	85.4%	14.6%	—%	100.0%

Liabilities:
Contractholder funds: Derivatives embedded in life and annuity contracts	$—	$—	$(267,859)	$(267,859)

Total liabilities at fair value	$—	$—	$(267,859)	$(267,859)

% of total liabilities at fair value	—%	—%	100.0%	100.0%

The following table summarizes the Company’s assets and liabilities measured at fair value on a recurring basis as of December 31, 2012. There are no assets or liabilities measured at fair value on a non-recurring basis as of December 31, 2012.

($ in thousands)	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Balance as of December 31, 2012
Assets:
Fixed income securities:
U.S. government and agencies	$34,303	$57,784	$—	$92,087
Municipal	—	2,900	—	2,900
Corporate	—	191,656	312	191,968
Foreign government	—	5,264	—	5,264
RMBS	—	29,737	—	29,737
CMBS	—	8,603	—	8,603

Total fixed income securities	34,303	295,944	312	330,559
Short-term investments	18,793	5,410	—	24,203
Separate account assets	1,625,669	—	—	1,625,669

Total assets at fair value	$1,678,765	$301,354	$312	$1,980,431

% of total assets at fair value	84.7%	15.2%	0.1%	100.0%

Liabilities:
Contractholder funds: Derivatives embedded in life and annuity contracts	$—	$—	$(314,926)	$(314,926)

Total liabilities at fair value	$—	$—	$(314,926)	$(314,926)

% of total liabilities at fair value	—%	—%	100.0%	100.0%

The following table summarizes quantitative information about the significant unobservable inputs used in Level 3 fair value measurements.

($ in thousands)	Fair value	Valuation technique	Unobservable input	Range	Weighted average
December 31, 2013
Derivatives embedded in life and annuity contracts—Equity-indexed and forward starting options	$(258,415)	Stochastic cash flow model	Projected option cost	1.0 – 2.0%	1.91%

December 31, 2012
Derivatives embedded in life and annuity contracts—Equity-indexed and forward starting options	$(295,305)	Stochastic cash flow model	Projected option cost	1.0 – 2.0%	1.96%

If the projected option cost increased (decreased), it would result in a higher (lower) liability fair value.

The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2013.

($ in thousands)		Total gains (losses) included in:
	Balance as of December 31, 2012	Net income(1)	OCI	Transfers into Level 3	Transfers out of Level 3
Assets
Fixed income securities:
Corporate	$312	$—	$—	$—	$—

Total recurring Level 3 assets	$312	$—	$—	$—	$—

Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$(314,926)	$43,244	$—	$—	$—

Total recurring Level 3 liabilities	$(314,926)	$43,244	$—	$—	$—

	Purchases	Sales	Issues	Settlements	Balance as of December 31, 2013
Assets
Fixed income securities:
Corporate	$—	$—	$—	$(312)	$—

Total recurring Level 3 assets	$—	$—	$—	$(312)	$—

Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$—	$—	$(6,621)	$10,444	$(267,859)

Total recurring Level 3 liabilities	$—	$—	$(6,621)	$10,444	$(267,859)

(1)

The amount attributable to derivatives embedded in life and annuity contracts is reported as follows: $33.0 million in interest credited to contractholder funds and $10.2 million in contract benefits. These amounts are ceded in accordance with the Company’s reinsurance agreements.

The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2012.

($ in thousands)		Total gains (losses) included in:
	Balance as of December 31, 2011	Net income(1)	OCI	Transfers into Level 3	Transfers out of Level 3
Assets
Fixed income securities:
Corporate	$598	$—	$—	$—	$—
RMBS	2,321	—	—	—	(2,321)

Total recurring Level 3 assets	$2,919	$—	$—	$—	$(2,321)

Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$(506,678)	$131,054	$—	$—	$—

Total recurring Level 3 liabilities	$(506,678)	$131,054	$—	$—	$—

	Purchases	Sales	Issues	Settlements	Balance as of December 31, 2012
Assets
Fixed income securities:
Corporate	$—	$—	$—	$(286)	$312
RMBS	—	—	—	—	—

Total recurring Level 3 assets	$—	$—	$—	$(286)	$312

Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$—	$—	$(11,024)	$71,722	$(314,926)

Total recurring Level 3 liabilities	$—	$—	$(11,024)	$71,722	$(314,926)

(2)

The amount attributable to derivatives embedded in life and annuity contracts is reported as follows: $125.9 million in interest credited to contractholder funds and $5.1 million in contract benefits. These amounts are ceded in accordance with the Company’s reinsurance agreements.

The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2011.

($ in thousands)		Total gains (losses) included in:
	Balance as of December 31, 2010	Net income(1)	OCI	Transfers into Level 3	Transfers out of Level 3
Assets
Fixed income securities:
Corporate	$852	$—	$199	$—	$(10,199)
RMBS	6,880	(4)	(108)	—	(3,577)
CMBS	1,916	—	(49)	—	(1,867)

Total recurring Level 3 assets	$9,648	$(4)	$42	$—	$(15,643)

Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$(494,149)	$(110,951)	$—	$—	$—

Total recurring Level 3 liabilities	$(494,149)	$(110,951)	$—	$—	$—

	Purchases	Sales	Issues	Settlements	Balance as of December 31, 2011
Assets
Fixed income securities:
Corporate	$10,000	$—	$—	$(254)	$598
RMBS	—	—	—	(870)	2,321
CMBS	—	—	—	—	—

Total recurring Level 3 assets	$10,000	$—	$—	$(1,124)	$2,919

Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$—	$—	$(55,559)	$153,981	$(506,678)

Total recurring Level 3 liabilities	$—	$—	$(55,559)	$153,981	$(506,678)

(1)

The amount attributable to fixed income securities is reported in the Statements of Operations and Comprehensive Income as net investment income. The amount attributable to derivatives embedded in life and annuity contracts is reported as follows: $(106.6) million in interest credited to contractholder funds and $(4.3) million in contract benefits. These amounts are ceded in accordance with the Company’s reinsurance agreements.

Transfers between level categorizations may occur due to changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. Transfers between level categorizations may also occur due to changes in the valuation source. For example, in situations where a fair value quote is not provided by the Company’s independent third-party valuation service provider and as a result the price is stale or has been replaced with a broker quote whose inputs have not been corroborated to be market observable, the security is transferred into Level 3. Transfers in and out of level categorizations are reported as having occurred at the beginning of the quarter in which the transfer occurred. Therefore, for all transfers into Level 3, all realized and changes in unrealized gains and losses in the quarter of transfer are reflected in the Level 3 rollforward table.

There were no transfers between Level 1 and Level 2 during 2013, 2012 or 2011.

During 2011, certain RMBS and CMBS were transferred into Level 2 from Level 3 as a result of increased liquidity in the market and a sustained increase in market activity for these assets.

During 2011, a corporate fixed income security was transferred into Level 2 from Level 3 due to a change in the valuation model to use primarily market observable inputs. Transfers out of Level 3 during 2012 and 2011 included situations where a broker quote was used in the prior period and a fair value quote became available from the Company’s independent third-party valuation service provider in the current period. A quote utilizing the new pricing source was not available as of the prior period, and any gains or losses related to the change in valuation source for individual securities were not significant.

The following table provides the change in unrealized gains and losses included in net income for Level 3 assets and liabilities held as of December 31.

($ in thousands)	2013	2012	2011
Assets
Fixed income securities:
Corporate	$—	$—	$(2)
RMBS	—	—	(5)

Total recurring Level 3 assets	$—	$—	$(7)

Liabilities
Contractholder funds:
Derivatives embedded in life and annuity contracts	$43,244	$131,054	$(110,951)

Total recurring Level 3 liabilities	$43,244	$131,054	$(110,951)

The amounts in the table above represent the change in unrealized gains and losses included in net income for the period of time that the asset or liability was determined to be in Level 3. The amounts attributable to fixed income securities are reported in net investment income. The amount attributable to derivatives embedded in life and annuity contracts is reported as follows: $33.0 million in interest credited to contractholder funds and $10.2 million in contract benefits in 2013, $125.9 million in interest credited to contractholder funds and $5.1 million in contract benefits in 2012 and $(106.6) million in interest credited to contractholder funds and $(4.3) million in contract benefits in 2011. These amounts are ceded in accordance with the Company’s reinsurance agreements.

As of December 31, 2013 and 2012, financial instruments not carried at fair value included contractholder funds on investment contracts. The carrying value and fair value of contractholder funds on investment contracts were $7.76 billion and $7.66 billion, respectively, as of December 31, 2013 and were $9.16 billion and $9.14 billion, respectively, as of December 31, 2012. The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts utilizing prevailing market rates for similar contracts adjusted for the Company’s own credit risk. Deferred annuities included in contractholder funds are valued using discounted cash flow models which incorporate market value margins, which are based on the cost of holding economic capital, and the Company’s own credit risk. Immediate annuities without life contingencies are valued at the present value of future benefits using market implied interest rates which include the Company’s own credit risk. The fair value measurements for contractholder funds on investment contracts are categorized as Level 3.

6. Derivative Financial Instruments

The Company has derivatives embedded in non-derivative host contracts that are required to be separated from the host contracts and accounted for at fair value. The Company’s embedded derivatives are equity options in life and annuity product contracts, which provide equity returns to contractholders, and guaranteed minimum accumulation and withdrawal benefits in variable annuity contracts. The Company does not use derivatives for speculative purposes.

The following table provides a summary of the volume and fair value positions of embedded derivative financial instruments. None of these derivatives are designated as accounting hedging instruments and all are gross liabilities reported in contractholder funds.

($ in thousands)	December 31, 2013		December 31, 2012
	Volume - Notional amount	Fair value	Volume - Notional amount	Fair value
Equity-indexed and forward starting options in life and annuity product contracts	$2,591,090	$(258,415)	$3,098,496	$(295,305)
Guaranteed accumulation benefits	152,936	(8,970)	174,791	(18,047)
Guaranteed withdrawal benefits	22,199	(474)	25,186	(1,574)

Total derivatives	$2,766,225	$(267,859)	$3,298,473	$(314,926)

Gains and losses from valuation and settlements of embedded derivative financial instruments were reported as $36.9 million in interest credited to contractholder funds and $10.2 million in contract benefits in 2013, and $186.6 million in interest credited to contractholder funds and $5.1 million in contract benefits in 2012, which in turn were ceded to ALIC.

Off-balance-sheet financial instruments

There were no off-balance-sheet financial instruments as of December 31, 2013 or 2012.

7. Reserve for Life-Contingent Contract Benefits and Contractholder Funds

As of December 31, the reserve for life-contingent contract benefits consists of the following:

($ in thousands)	2013	2012
Traditional life insurance	$1,548,134	$1,519,650
Immediate fixed annuities	676,565	677,986
Accident and health insurance	1,324,268	1,217,648
Other	8,444	9,395

Total reserve for life-contingent contract benefits	$3,557,411	$3,424,679

The following table highlights the key assumptions generally used in calculating the reserve for life-contingent contract benefits:

Product	Mortality	Interest rate	Estimation method
Traditional life insurance	Actual company experience plus loading	Interest rate assumptions range from 2.5% to 8.0%	Net level premium reserve method using the Company’s withdrawal experience rates; includes reserves for unpaid claims

Immediate fixed annuities	1983 individual annuity mortality table with internal modifications; 1983 individual annuity mortality table; Annuity 2000 mortality table with internal modifications	Interest rate assumptions range from 0% to 8.8%	Present value of expected future benefits based on historical experience

Accident and health insurance	Actual company experience plus loading	Interest rate assumptions range from 4.0% to 5.3%	Unearned premium; additional contract reserves for mortality risk and unpaid claims

Other: Variable annuity guaranteed minimum death benefits	Annuity 2000 mortality table with internal modifications	Interest rate assumptions range from 4.0% to 5.8%	Projected benefit ratio applied to cumulative assessments

As of December 31, contractholder funds consist of the following:

($ in thousands)	2013	2012
Interest-sensitive life insurance	$5,020,265	$4,814,410
Investment contracts:
Fixed annuities	7,803,892	9,201,641
Other investment contracts	299,958	239,793

Total contractholder funds	$13,124,115	$14,255,844

The following table highlights the key contract provisions relating to contractholder funds:

Product	Interest rate	Withdrawal/surrender charges

Interest-sensitive life insurance	Interest rates credited range from 0% to 10.0% for equity-indexed life (whose returns are indexed to the S&P 500) and 2.6% to 6.0% for all other products	Either a percentage of account balance or dollar amount grading off generally over 20 years

Fixed annuities	Interest rates credited range from 0% to 8.8% for immediate annuities; 0% to 7.0% for equity-indexed annuities (whose returns are indexed to the S&P 500); and 1.0% to 6.0% for all other products	Either a declining or a level percentage charge generally over ten years or less. Additionally, approximately 18.7% of fixed annuities are subject to market value adjustment for discretionary withdrawals.

Other investment contracts:

Guaranteed minimum income, accumulation and withdrawal benefits on variable and fixed annuities and secondary guarantees on interest-sensitive life insurance and fixed annuities

	Interest rates used in establishing reserves range from 1.7% to 10.3%	Withdrawal and surrender charges are based on the terms of the related interest-sensitive life insurance or fixed annuity contract

Contractholder funds activity for the years ended December 31 is as follows:

($ in thousands)	2013	2012	2011
Balance, beginning of year	$14,255,844	$15,489,624	$17,247,071
Deposits	1,109,108	1,070,374	1,007,316
Interest credited	524,801	406,805	576,331
Benefits	(353,687)	(473,329)	(459,991)
Surrenders and partial withdrawals	(1,880,495)	(1,703,966)	(2,412,295)
Contract charges	(601,609)	(558,519)	(513,068)
Net transfers from separate accounts	18,477	16,463	18,935
Other adjustments	51,676	8,392	25,325

Balance, end of year	$13,124,115	$14,255,844	$15,489,624

The table below presents information regarding the Company’s variable annuity contracts with guarantees. The Company’s variable annuity contracts may offer more than one type of guarantee in each contract; therefore, the sum of amounts listed exceeds the total account balances of variable annuity contracts’ separate accounts with guarantees.

	December 31,
($ in millions)	2013	2012
In the event of death
Separate account value	$877.0	$926.1
Net amount at risk(1)	$63.2	$101.6
Average attained age of contractholders	59 years	59 years

At annuitization (includes income benefit guarantees)
Separate account value	$170.5	$168.1
Net amount at risk(2)	$16.6	$29.6
Weighted average waiting period until annuitization options available	None	1 year

For cumulative periodic withdrawals
Separate account value	$21.8	$24.8
Net amount at risk(3)	$0.1	$0.2

Accumulation at specified dates
Separate account value	$151.1	$172.0
Net amount at risk(4)	$7.3	$13.7
Weighted average waiting period until guarantee date	6 years	7 years

(1)	Defined as the estimated current guaranteed minimum death benefit in excess of the current account balance as of the balance sheet date.
(2)	Defined as the estimated present value of the guaranteed minimum annuity payments in excess of the current account balance.
(3)	Defined as the estimated current guaranteed minimum withdrawal balance (initial deposit) in excess of the current account balance as of the balance sheet date.
(4)	Defined as the estimated present value of the guaranteed minimum accumulation balance in excess of the current account balance.

As of December 31, 2013, liabilities for guarantees included reserves for variable annuity death benefits of $8.4 million, variable annuity income benefits of $8.7 million, variable annuity accumulation benefits of $9.0 million, variable annuity withdrawal benefits of $0.5 million and interest-sensitive life and fixed annuity guarantees of $281.8 million. As of December 31, 2012, liabilities for guarantees included reserves for variable annuity death benefits of $9.4 million, variable annuity income benefits of $19.5 million, variable annuity accumulation benefits of $18.0 million, variable annuity withdrawal benefits of $1.6 million and interest-sensitive life and fixed annuity guarantees of $200.7 million.

8. Reinsurance

The Company has reinsurance agreements under which it reinsures all of its business to ALIC, LB Re or non-affiliated reinsurers. Under the agreements, premiums, contract charges, interest credited to contractholder funds, contract benefits and substantially all expenses are reinsured. The Company purchases reinsurance to limit aggregate and single losses on large risks. The Company cedes a portion of the mortality risk on certain life policies under coinsurance agreements to a pool of twelve non-affiliated reinsurers.

As of December 31, 2013, 86.9% of the total reinsurance recoverables were related to ALIC and 13.1% were related to non-affiliated reinsurers. As of December 31, 2013 and 2012, 95% and 98%, respectively, of the Company’s non-affiliated reinsurance recoverables are due from companies rated A- or better by S&P.

The effects of reinsurance on premiums and contract charges for the years ended December 31 are as follows:

($ in thousands)	2013	2012	2011
Direct	$1,331,597	$1,298,864	$1,266,264
Assumed	6,830	6,784	7,057
Ceded:
Affiliate	(962,576)	(908,459)	(833,149)
Non-affiliate	(375,851)	(397,189)	(440,172)

Premiums and contract charges, net of reinsurance	$—	$—	$—

The effects of reinsurance on interest credited to contractholder funds, contract benefits and expenses for the years ended December 31 are as follows:

($ in thousands)	2013	2012	2011
Direct	$1,938,015	$1,882,714	$1,893,124
Assumed	8,180	9,167	7,337
Ceded:
Affiliate	(1,505,010)	(1,369,305)	(1,408,953)
Non-affiliate	(441,185)	(522,576)	(491,508)

Interest credited to contractholder funds, contract benefits and expenses, net of reinsurance	$—	$—	$—

9. Guarantees and Contingent Liabilities

Guarantees

In the normal course of business, the Company provides standard indemnifications to contractual counterparties in connection with numerous transactions, including acquisitions and divestitures. The types of indemnifications typically provided include indemnifications for breaches of representations and warranties, taxes and certain other liabilities, such as third party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the maximum amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

The aggregate liability balance related to all guarantees was not material as of December 31, 2013.

Regulation and Compliance

The Company is subject to changing social, economic and regulatory conditions. From time to time, regulatory authorities or legislative bodies seek to impose additional regulations regarding agent and broker compensation, regulate the nature of and amount of investments, and otherwise expand overall regulation of insurance products and the insurance industry. The Company has established procedures and policies to facilitate compliance with laws and regulations, to foster prudent business operations, and to support financial reporting. The Company routinely reviews its practices to validate compliance with laws and regulations and with internal procedures and policies. As a result of these reviews, from time to time the Company may decide to modify some of its procedures and policies. Such modifications, and the reviews that led to them, may be accompanied by payments being made and costs being incurred. The ultimate changes and eventual effects of these actions on the Company’s business, if any, are uncertain.

The Company is currently being examined by certain states for compliance with unclaimed property laws. It is possible that this examination may result in additional payments of abandoned funds to states and to changes in the Company’s practices and procedures for the identification of escheatable funds, which could impact benefit payments and reserves, among other consequences; however, it is not likely to have a material effect on the financial statements of the Company.

10. Income Taxes

The Company joins the Corporation and its other subsidiaries (the “Allstate Group”) in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the “Allstate Tax Sharing Agreement”). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group’s federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. The Company also has a supplemental tax sharing agreement with respect to reinsurance ceded to ALIC to allocate the tax benefits and costs related to such reinsurance. Effectively, these agreements result in the Company’s annual income tax provision being computed, with adjustments, as if the Company filed a separate return, adjusted for the reinsurance ceded to ALIC.

The Internal Revenue Service (“IRS”) is currently examining the Allstate Group’s 2011 and 2012 federal income tax returns. The IRS has completed its examination of the Allstate Group’s 2009 and 2010 federal income tax returns and issued a Revenue Agent’s Report on April 15, 2013. The Allstate Group protested certain of the adjustments contained in the report and the case was forwarded to Appeals on June 13, 2013. The IRS has also completed its examinations of the Allstate Group’s federal income tax returns for the years 2005-2008 and a final settlement for those years has been approved by the Joint Committee on Taxation. The Allstate Group’s tax years prior to 2005 have been examined by the IRS and the statute of limitations has expired on those years. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material effect on the results of operations, cash flows or financial position of the Company.

The Company had no liability for unrecognized tax benefits as of December 31, 2013, 2012 or 2011, and believes it is reasonably possible that the liability balance will not significantly increase within the next twelve months. No amounts have been accrued for interest or penalties.

The components of the deferred income tax assets and liabilities as of December 31 are as follows:

($ in thousands)	2013	2012
Deferred assets
Reinsurance recoverables	$497	$—
Other assets	4	—

Total deferred assets	501	—

Deferred liabilities
Unrealized net capital gains	(2,084)	(7,433)
Accrued expenses	(981)	(524)
Other liabilities	—	(33)

Total deferred liabilities	(3,065)	(7,990)

Net deferred liability	$(2,564)	$(7,990)

The components of income tax expense for the years ended December 31 are as follows:

($ in thousands)	2013	2012	2011
Current	$3,902	$4,145	$4,802
Deferred	(77)	128	59

Total income tax expense	$3,825	$4,273	$4,861

The Company paid income taxes of $4.2 million, $4.8 million and $4.4 million in 2013, 2012 and 2011, respectively.

A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the years ended December 31 is as follows:

	2013	2012	2011
Statutory federal income tax rate	35.0%	35.0%	35.0%
Other	—	—	(0.1)

Effective income tax rate	35.0%	35.0%	34.9%

11. Statutory Financial Information and Dividend Limitations

The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of Nebraska. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The State of Nebraska requires insurance companies domiciled in its state to prepare statutory-basis financial statements in conformity with the NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the State of Nebraska Insurance Commissioner. Statutory accounting practices differ from GAAP primarily since they require charging policy acquisition and certain sales inducement costs to expense as incurred, establishing life insurance reserves based on different actuarial assumptions, and valuing certain investments and establishing deferred taxes on a different basis.

Statutory net income was $7.7 million, $8.5 million and $8.6 million in 2013, 2012 and 2011, respectively. Statutory capital and surplus was $332.5 million and $323.9 million as of December 31, 2013 and 2012, respectively.

Dividend Limitations

The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements and other relevant factors. The payment of shareholder dividends by the Company without the prior approval of the Nebraska Department of Insurance (“NE DOI”) is limited to formula amounts based on net income and capital and surplus, determined in conformity with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. The Company did not pay any dividends in 2013. The maximum amount of dividends the Company can pay without prior NE DOI approval during 2014 is $33.2 million. Any dividend must be paid out of unassigned surplus excluding unrealized appreciation from investments, which totaled $159.2 million as of December 31, 2013, and cannot result in capital and surplus being less than the minimum amount required by law.

Under state insurance laws, insurance companies are required to maintain paid up capital of not less than the minimum capital requirement applicable to the types of insurance they are authorized to write. Insurance companies are also subject to risk-based capital (“RBC”) requirements adopted by state insurance regulators. A company’s “authorized control level RBC” is calculated using various factors applied to certain financial balances and activity. Companies that do not maintain statutory capital and surplus at a level in excess of the company action level RBC, which is two times authorized control level RBC, are required to take specified actions. Company action level RBC is significantly in excess of the minimum capital requirements. Total statutory capital and surplus and authorized control level RBC of the Company were $332.5 million and $61.9 million, respectively, as of December 31, 2013.

12. Other Comprehensive Income

The components of other comprehensive (loss) income on a pre-tax and after-tax basis for the years ended December 31 are as follows:

	2013
($ in thousands)	Pre-tax	Tax	After-tax
Unrealized net holding losses arising during the period	$(15,281)	$5,349	$(9,932)
Less: reclassification adjustment of realized capital gains and losses	1	—	1

Unrealized net capital gains and losses	(15,282)	5,349	(9,933)

Other comprehensive loss	$(15,282)	$5,349	$(9,933)

	2012
	Pre-tax	Tax	After-tax
Unrealized net holding gains arising during the period	$977	$(343)	$634
Less: reclassification adjustment of realized capital gains and losses	596	(209)	387

Unrealized net capital gains and losses	381	(134)	247

Other comprehensive income	$381	$(134)	$247

	2011
	Pre-tax	Tax	After-tax
Unrealized net holding gains arising during the period	$7,322	$(2,562)	$4,760
Less: reclassification adjustment of realized capital gains and losses	2,075	(726)	1,349

Unrealized net capital gains and losses	5,247	(1,836)	3,411

Other comprehensive income	$5,247	$(1,836)	$3,411

LINCOLN BENEFIT LIFE COMPANY

SCHEDULE I—SUMMARY OF INVESTMENTS

OTHER THAN INVESTMENTS IN RELATED PARTIES

DECEMBER 31, 2013

($ in thousands)	Amortized cost	Fair value	Amount at which shown in the Balance Sheet
Type of investment
Fixed maturities:
Bonds:
United States government, government agencies and authorities	$70,790	$73,846	$73,846
States, municipalities and political subdivisions	2,499	2,769	2,769
Foreign governments	4,999	5,164	5,164
Public utilities	14,960	15,994	15,994
All other corporate bonds	175,226	175,983	175,983
Residential mortgage-backed securities	13,866	14,450	14,450
Commercial mortgage-backed securities	2,588	2,676	2,676

Total fixed maturities	284,928	290,882	290,882
Short-term investments	55,959	55,959	55,959

Total investments	$340,887	$346,841	$346,841

LINCOLN BENEFIT LIFE COMPANY

SCHEDULE IV—REINSURANCE

($ in thousands)	Gross amount	Ceded to other companies(1)	Assumed from other companies	Net amount	Percentage of amount assumed to net
Year ended December 31, 2013
Life insurance in force	$389,941,404	$395,421,202	$5,479,798	$—	—%

Premiums and contract charges:
Life and annuities	$1,250,623	$1,257,453	$6,830	$—	—%
Accident and health insurance	80,974	80,974	—	—	—%

	$1,331,597	$1,338,427	$6,830	$—	—%

Year ended December 31, 2012
Life insurance in force	$378,467,115	$384,205,939	$5,738,824	$—	—%

Premiums and contract charges:
Life and annuities	$1,201,592	$1,208,376	$6,784	$—	—%
Accident and health insurance	97,272	97,272	—	—	—%

	$1,298,864	$1,305,648	$6,784	$—	—%

Year ended December 31, 2011
Life insurance in force	$364,469,564	$370,439,179	$5,969,615	$—	—%

Premiums and contract charges:
Life and annuities	$1,156,434	$1,163,491	$7,057	$—	—%
Accident and health insurance	109,830	109,830	—	—	—%

	$1,266,264	$1,273,321	$7,057	$—	—%

(1)	No reinsurance or coinsurance income was netted against premiums ceded in 2013, 2012 or 2011.

Item 11(f). Selected Financial Data

5-YEAR SUMMARY OF SELECTED FINANCIAL DATA

($ in thousands)	2013	2012	2011	2010	2009
Operating results
Net investment income	$10,935	$11,590	$11,836	$12,067	$11,783
Realized capital gains and losses	—	626	2,075	694	1,480
Total revenues	10,935	12,216	13,911	12,761	13,263
Net income	7,110	7,943	9,050	8,310	8,629

Financial position
Investments	$346,841	$354,762	$346,614	$332,049	$316,900
Total assets	18,844,833	19,781,989	20,863,567	22,729,575	22,932,908
Reserve for life-contingent contract benefits and contractholder funds	16,681,526	17,680,523	18,689,114	20,258,388	20,438,414
Shareholder’s equity	343,695	346,518	338,328	325,867	312,973

Item 11(h). Management’s Discussion and Analysis of Financial Condition and Results of Operations

OVERVIEW

The following discussion highlights significant factors influencing the financial position and results of operations of Lincoln Benefit. It should be read in conjunction with the financial statements and related notes found under Item 11(e) contained herein. We operate as a single segment entity, based on the manner in which we use financial information to evaluate business performance and to determine the allocation of resources.

The most important factors we monitor to evaluate the financial condition and performance of our company include:

•	For operations: premiums and contract charges ceded to ALIC and other reinsurers, and invested assets.

•

For investments: exposure to market risk, credit quality/experience, net investment income, cash flows, realized capital gains and losses, unrealized capital gains and losses, stability of long-term returns, and asset duration.

•	For financial condition: financial strength ratings and capital position.

APPLICATION OF CRITICAL ACCOUNTING ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The most critical estimates include those used in determining:

•	Fair value of financial assets

•	Impairment of fixed income securities

In making these determinations, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to our business and operations. It is reasonably likely that changes in these estimates could occur from period to period and result in a material impact on our financial statements.

A brief summary of each of these critical accounting estimates follows. For a more detailed discussion of the effect of these estimates on our financial statements, and the judgments and assumptions related to these estimates, see the referenced sections of this document. For a complete summary of our significant accounting policies, see the notes to the financial statements.

Fair value of financial assets Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We are responsible for the determination of fair value of financial assets and the supporting assumptions and methodologies. We use independent third-party valuation service providers, broker quotes and internal pricing methods to determine fair values. We obtain or calculate only one single quote or price for each financial instrument.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of proprietary models, produce valuation information in the form of a single fair value for individual securities for which a fair value has been requested under the terms of our agreements. The inputs used by the valuation service providers include, but are not limited to, market prices from recently completed transactions and transactions of comparable securities, interest rate yield curves, credit spreads, liquidity spreads, currency rates, and other information, as applicable. Credit and liquidity spreads are typically implied from completed transactions and transactions of comparable securities. Valuation service providers also use proprietary discounted cash flow models that are widely accepted in the financial services industry and similar to those used by other market participants to value the same financial instruments. The valuation models take into account, among other things, market observable information as of the measurement date, as described above, as well as the specific attributes of the security being valued including its term, interest rate, credit rating, industry sector, and where applicable, collateral quality and other issue or issuer specific information. Executing valuation models effectively requires seasoned professional judgment and experience. In cases where market transactions or other market observable data is limited, the extent to which judgment is applied varies inversely with the availability of market observable information.

For certain of our financial assets measured at fair value, where our valuation service providers cannot provide fair value determinations, we obtain a single non-binding price quote from a broker familiar with the security who, similar to our valuation service providers, may consider transactions or activity in similar securities among other information. The brokers providing price quotes are generally from the brokerage divisions of leading financial institutions with market making, underwriting and distribution expertise regarding the security subject to valuation.

The fair value of certain financial assets, including privately placed corporate fixed income securities, for which our valuation service providers or brokers do not provide fair value determinations, is determined using valuation methods and models widely accepted in the financial services industry. Our internal pricing methods are primarily based on models using discounted cash flow methodologies that develop a single best estimate of fair value. Our models generally incorporate inputs that we believe are representative of inputs other market participants would use to determine fair value of the same instruments, including yield curves, quoted market prices of comparable securities, published credit spreads, and other applicable market data as well as instrument-specific characteristics that include, but are not limited to, coupon rates, expected cash flows, sector of the issuer, and call provisions. Judgment is required in developing these fair values. As a result, the fair value of these financial assets may differ from the amount actually received to sell an asset in an orderly transaction between market participants at the measurement date. Moreover, the use of different valuation assumptions may have a material effect on the financial assets’ fair values.

For most of our financial assets measured at fair value, all significant inputs are based on or corroborated by market observable data and significant management judgment does not affect the periodic determination of fair value. The determination of fair value using discounted cash flow models involves management judgment when significant model inputs are not based on or corroborated by market observable data. However, where market observable data is available, it takes precedence, and as a result, no range of reasonably likely inputs exists from which the basis of a sensitivity analysis could be constructed.

We gain assurance that our financial assets are appropriately valued through the execution of various processes and controls designed to ensure the overall reasonableness and consistent application of valuation methodologies, including inputs and assumptions, and compliance with accounting standards. For fair values received from third parties or internally estimated, our processes and controls are designed to ensure that the valuation methodologies are appropriate and consistently applied, the inputs and assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are accurately recorded. For example, on a continuing basis, we assess the reasonableness of individual fair values that have stale security prices or that exceed certain thresholds as compared to previous fair values received from valuation service providers or brokers or derived from internal models. We perform procedures to understand and assess the methodologies, processes and controls of valuation service providers. In addition, we may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third party valuation sources for selected securities. We perform ongoing price validation procedures such as back-testing of actual sales, which corroborate the various inputs used in internal models to market observable data. When fair value determinations are expected to be more variable, we validate them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

We also perform an analysis to determine whether there has been a significant decrease in the volume and level of activity for the asset when compared to normal market activity, and if so, whether transactions may not be orderly. Among the indicators we consider in determining whether a significant decrease in the volume and level of market activity for a specific asset has occurred include the level of new issuances in the primary market, trading volume in the secondary market, level of credit spreads over historical levels, bid-ask spread, and price consensuses among market participants and sources. If evidence indicates that prices are based on transactions that are not orderly, we place little, if any, weight on the transaction price and will estimate fair value using an internal model. As of December 31, 2013 and 2012, we did not alter fair values provided by our valuation service providers or brokers or substitute them with an internal model for such securities.

The following table identifies fixed income securities and short-term investments as of December 31, 2013 by source of fair value determination.

($ in thousands)	Fair value	Percent to total
Fair value based on internal sources	$12,570	3.6%
Fair value based on external sources(1)	334,271	96.4

Total	$346,841	100.0%

(1)	None are valued using broker quotes.

For additional detail on fair value measurements, see Note 5 of the financial statements.

Impairment of fixed income securities For fixed income securities classified as available for sale, the difference between fair value and amortized cost, net of deferred income taxes, is reported as a component of accumulated other comprehensive income on the Statements of Financial Position and is not reflected in the operating results of any period until reclassified to net income upon the consummation of a transaction with an unrelated third party or when a write-down is recorded due to an other-than-temporary decline in fair value. We have a comprehensive portfolio monitoring process to identify and evaluate each fixed income security whose carrying value may be other-than-temporarily impaired.

For each fixed income security in an unrealized loss position, we assess whether management with the appropriate authority has made the decision to sell or whether it is more likely than not we will be required to sell the security before recovery of the amortized cost basis for reasons such as liquidity, contractual or regulatory purposes. If a security meets either of these criteria, the security’s decline in fair value is considered other than temporary and is recorded in earnings.

If we have not made the decision to sell the fixed income security and it is not more likely than not we will be required to sell the fixed income security before recovery of its amortized cost basis, we evaluate whether we expect to receive cash flows sufficient to recover the entire amortized cost basis of the security. We use our best estimate of future cash flows expected to be collected from the fixed income security, discounted at the security’s original or current effective rate, as appropriate, to calculate a recovery value and determine whether a credit loss exists. The determination of cash flow estimates is inherently subjective and methodologies may vary depending on facts and circumstances specific to the security. All reasonably available information relevant to the collectability of the security, including past events, current conditions, and reasonable and supportable assumptions and forecasts, are considered when developing the estimate of cash flows expected to be collected. That information generally includes, but is not limited to, the remaining payment terms of the security, prepayment speeds, foreign exchange rates, the financial condition and future earnings potential of the issue or issuer, expected defaults, expected recoveries, the value of underlying collateral, vintage, geographic concentration, available reserves or escrows, current subordination levels, third party guarantees and other credit enhancements. Other information, such as industry analyst reports and forecasts, sector credit ratings, financial condition of the bond insurer for insured fixed income securities, and other market data relevant to the realizability of contractual cash flows, may also be considered. The estimated fair value of collateral will be used to estimate recovery value if we determine that the security is dependent on the liquidation of collateral for ultimate settlement. If the estimated recovery value is less than the amortized cost of the security, a credit loss exists and an other-than-temporary impairment for the difference between the estimated recovery value and amortized cost is recorded in earnings. The portion of the unrealized loss related to factors other than credit remains classified in accumulated other comprehensive income. If we determine that the fixed income security does not have sufficient cash flow or other information to estimate a recovery value for the security, we may conclude that the entire decline in fair value is deemed to be credit related and the loss is recorded in earnings.

Once assumptions and estimates are made, any number of changes in facts and circumstances could cause us to subsequently determine that a fixed income security is other-than-temporarily impaired, including: 1) general economic conditions that are worse than previously forecasted or that have a greater adverse effect on a particular issuer or industry sector than originally estimated; 2) changes in the facts and circumstances related to a particular issue or issuer’s ability to meet all of its contractual obligations; and 3) changes in facts and circumstances that result in changes to management’s intent to sell or result in our assessment that it is more likely than not we will be required to sell before recovery of the amortized cost basis. Changes in assumptions, facts and circumstances could result in additional charges to earnings in future periods to the extent that losses are realized. The charge to earnings, while potentially significant to net income, would not have a significant effect on shareholder’s equity, since our securities are designated as available for sale and carried at fair value and as a result, any related unrealized loss, net of deferred income taxes, would already be reflected as a component of accumulated other comprehensive income in shareholder’s equity.

The determination of the amount of other-than-temporary impairment is an inherently subjective process based on periodic evaluations of the factors described above. Such evaluations and assessments are revised as conditions change and new information becomes available. We update our evaluations regularly and reflect changes in other-than-temporary impairments in results of operations as such evaluations are revised. The use of different methodologies and assumptions in the determination of the amount of other-than-temporary impairments may have a material effect on the amounts presented within the financial statements.

For additional detail on investment impairments, see Note 4 of the financial statements.

OPERATIONS

Overview and strategy We provide interest-sensitive, traditional and variable life insurance products through exclusive financial specialists. Prior to July 18, 2013, we sold interest-sensitive, traditional and variable life insurance, and fixed annuities including deferred and immediate through independent master brokerage agencies. Effective January 1, 2014, we no longer offer fixed annuities such as deferred and immediate annuities.

On April 1, 2014, all of the capital stock in Lincoln Benefit was acquired by Resolution Life, Inc., pursuant to a Stock Purchase Agreement by and among ALIC, Resolution Holdings, Inc. (“Resolution Holdings”) and the Limited Partnership. Immediately prior to that closing, Lincoln Benefit signed a Partial Commutation Agreement with ALIC (the “Partial Commutation Agreement”), whereby we recaptured certain business previously reinsured to ALIC, including (a) all of the fixed deferred annuity, value adjusted deferred annuity and indexed deferred annuity business written by the Company that was previously reinsured to ALIC, (b) all of the life insurance business written by the Company through independent producers that was previously reinsured to ALIC, other than certain specified life business, and (c) all of the net liability of the Company with respect to the accident and health and long-term care insurance business written by the Company that was previously reinsured to ALIC.

The primary impacts related to the commutation of the reinsurance agreement with ALIC were the receipt of investments, the reduction of the related reinsurance recoverable and the reestablishment of deferred acquisition costs. Based on estimates at February 28, 2014, the Company’s assets increased by $1.3 billion, liabilities increased by $0.2 billion and shareholder’s equity increased by $1.1 billion. The statutory capital of the Company subsequent to the recapture and prior to the sale closing is estimated to have increased by approximately $99 million from $332.5 million at December 31, 2013.

Immediately after the announcement of the execution of the Purchase Agreement, we ceased soliciting and selling new policies through our independent agent channel. We continued to sell new policies provided through the Allstate exclusive agency channel for a transitional period following the execution of the Purchase Agreement. ALIC continues to reinsure the ALIC Reinsured Business pursuant to the ARRA or certain existing reinsurance agreements. In addition, ALIC continues to administer the ALIC Reinsured Business pursuant to the ASA or certain existing administrative service agreements.

In connection with the acquisition, Resolution Life, Inc. and ALIC entered into a Transition Services Agreement (the “TSA”), pursuant to which ALIC will continue to provide certain administrative services for the Recaptured Business for a period of twelve to twenty-four months after the closing. Following termination of the TSA, we plan to outsource the administration of the Recaptured Business to third-party administrators. In particular, we expect to outsource the long-term administration of our deferred annuity business to se2, an unaffiliated third-party service provider. We expect this transition to third-party administrators to be completed within twelve months of the closing.

At the closing, Lincoln Benefit entered into two transactions with Hannover Re. The first transaction provided financing for a portion of our statutory reserves associated with our universal life business with no-lapse guarantees and our level premium term life business (the “AXXX/XXX Financing”). The second transaction involved a reinsurance agreement with Hannover Re, structured on a combined modified coinsurance and monthly renewable term reinsurance basis.

Following the closing, Resolution Life, Inc., as sole shareholder of Lincoln Benefit, acted by written consent to appoint W. Weldon Wilson, Clive Cowdery, Jonathan Hack, Ann Frohman, Robert Stein, Grace Vandecruze and Richard Carbone as new directors of Lincoln Benefit (the “Board”). Pursuant to a meeting of the Board held on April 1, 2014, the Board appointed W. Weldon Wilson as CEO and Secretary, Keith Gubbay as President and Chief Actuarial Officer, Robyn Wyatt as Chief Financial Officer, Executive Vice President and Treasurer, Karl Chappell as Managing Director, Investments & Mergers and Acquisitions and Simon Packer as Chief Transformation Officer.

Our parent company, Resolution Life, Inc., is focused on the management of in-force policies of life insurance companies. Pursuant to this strategy, Resolution Life, Inc. intends to acquire additional life insurance companies or runoff blocks of business from unrelated insurers. Resolution Life, Inc. may seek to combine portions of its acquired businesses in order to recognize efficiencies.

Net income Net income for the years ended December 31 is presented in the following table.

($ in thousands)	2013	2012	2011
Net investment income	$10,935	$11,590	$11,836
Realized capital gains and losses	—	626	2,075
Income tax expense	(3,825)	(4,273)	(4,861)

Net income	$7,110	$7,943	$9,050

We have reinsurance agreements whereby certain premiums, contract charges, interest credited to contractholder funds, contract benefits and substantially all expenses are ceded to ALIC, LB Re and other non-affiliated reinsurers, and are reflected net of such reinsurance in the Statements of Operations and Comprehensive Income. Our results of operations include net investment income and realized capital gains and losses recognized in connection with the assets that are not transferred under the reinsurance agreements.

Net income decreased 10.5% in 2013 compared to 2012 due to lower net investment income and the absence of net realized capital gains in 2013. Net income decreased 12.2% in 2012 compared to 2011 due to lower net realized capital gains.

Financial Position The financial position as of December 31 is presented in the following table.

($ in thousands)	2013	2012
Fixed income securities(1)	$290,882	$330,559
Short-term investments(2)	55,959	24,203

Total investments	$346,841	$354,762

Cash	$5,100	$13,073
Reinsurance recoverable from ALIC and affiliate	14,518,174	15,553,945
Reinsurance recoverable from non-affiliates	2,190,417	2,147,496
Contractholder funds	13,124,115	14,255,844
Reserve for life-contingent contract benefits	3,557,411	3,424,679
Separate accounts assets and liabilities	1,700,566	1,625,669
Shareholder’s equity	343,695	346,518

(1)	Fixed income securities are carried at fair value. Amortized cost basis for these securities was $284.9 million and $309.3 million as of December 31, 2013 and 2012, respectively.
(2)	Short-term investments are carried at fair value. Amortized cost basis for these investments was $56.0 million and $24.2 million as of December 31, 2013 and 2012, respectively.

Total investments decreased to $346.8 million as of December 31, 2013, from $354.8 million as of December 31, 2012, primarily due to lower fixed income valuations.

Fixed income securities by type are listed in the following table.

($ in thousands)	Fair value as of December 31, 2013	Percent to total investments	Fair value as of December 31, 2012	Percent to total investments
U.S. government and agencies	$73,846	21.3%	$92,087	26.0%
Municipal	2,769	0.8	2,900	0.8
Corporate	191,977	55.3	191,968	54.1
Foreign government	5,164	1.5	5,264	1.5
Residential mortgage-backed securities (“RMBS”)	14,450	4.2	29,737	8.4
Commercial mortgage-backed securities (“CMBS”)	2,676	0.8	8,603	2.4

Total fixed income securities	$290,882	83.9%	$330,559	93.2%

As of December 31, 2013, all of the fixed income securities portfolio was rated investment grade, which is defined as a security having a rating of Aaa, Aa, A or Baa from Moody’s, a rating of AAA, AA, A or BBB from Standard & Poor’s (“S&P”), Fitch, Dominion, Kroll or Realpoint, a rating of aaa, aa, a or bbb from A.M. Best, or a comparable internal rating if an externally provided rating is not available. All of our fixed income securities are rated by third party credit rating agencies, the National Association of Insurance Commissioners (“NAIC”), and/or are internally rated. Our initial investment decisions and ongoing monitoring procedures for fixed income securities are based on a thorough due diligence process which includes, but is not limited to, an assessment of the credit quality, sector, structure, and liquidity risks of each issue.

The following table summarizes the fair value and unrealized net capital gains and losses for fixed income securities by credit rating as of December 31, 2013.

	Aaa		Aa		A
($ in thousands)	Fair value	Unrealized gain/(loss)	Fair value	Unrealized gain/(loss)	Fair value	Unrealized gain/(loss)
U.S. government and agencies	$73,846	$3,056	$—	$—	$—	$—
Municipal	—	—	2,769	270	—	—
Corporate
Public	1,527	30	25,324	403	84,637	2,378
Privately placed	14,866	(132)	2,015	16	—	—
Foreign government	—	—	5,164	165	—	—
RMBS
U.S. government sponsored entities (“U.S. Agency”)	10,644	510	—	—	—	—
Prime residential mortgage-backed securities (“Prime”)	827	11	—	—	345	6
Alt-A residential mortgage-backed securities (“Alt-A”)	—	—	—	—	—	—
CMBS	590	4	—	—	—	—

Total fixed income securities	$102,300	$3,479	$35,272	$854	$84,982	$2,384

	Baa		Total
	Fair value	Unrealized gain/(loss)	Fair value	Unrealized gain/(loss)
U.S. government and agencies	$—	$—	$73,846	$3,056
Municipal	—	—	2,769	270
Corporate
Public	57,830	(653)	169,318	2,158
Privately placed	5,778	(251)	22,659	(367)
Foreign government	—	—	5,164	165
RMBS
U.S. Agency	—	—	10,644	510
Prime	1,165	18	2,337	35
Alt-A	1,469	39	1,469	39
CMBS	2,086	84	2,676	88

Total fixed income securities	$68,328	$(763)	$290,882	$5,954

RMBS and CMBS are structured securities that are primarily collateralized by residential and commercial real estate loans. The cash flows from the underlying collateral paid to the securitization trust are generally applied in a pre-determined order and are designed so that each security issued by the trust, typically referred to as a “class”, qualifies for a specific original rating. For example, the “senior” portion or “top” of the capital structure, or rating class, which would originally qualify for a rating of Aaa typically has priority in receiving principal repayments on the underlying collateral and retains this priority until the class is paid in full. In a sequential structure, underlying collateral principal repayments are directed to the most senior rated Aaa class in the structure until paid in full, after which principal repayments are directed to the next most senior Aaa class in the structure until it is paid in full. Senior Aaa classes generally share any losses from the underlying collateral on a pro-rata basis after losses are absorbed by classes with lower original ratings. The payment priority and class subordination included in these securities serves as credit enhancement for holders of the senior or top portions of the structures. These securities continue to retain the payment priority features that existed at the origination of the securitization trust. Other forms of credit enhancement may include structural features embedded in the securitization trust, such as overcollateralization, excess spread and bond insurance. The underlying collateral can have fixed interest rates, variable interest rates (such as adjustable rate mortgages) or may contain features of both fixed and variable rate mortgages.

RMBS totaled $14.5 million as of December 31, 2013, with an unrealized net capital gain of $584 thousand. The RMBS portfolio is subject to interest rate risk, but unlike other fixed income securities, is additionally subject to significant prepayment risk from the underlying residential mortgage loans. RMBS consists of a U.S. Agency portfolio having collateral issued or guaranteed by U.S. government agencies and a non-agency portfolio consisting of securities collateralized by Prime and Alt-A loans. The non-agency portfolio totaled $3.8 million as of December 31, 2013, with an unrealized net capital gain of $74 thousand.

CMBS totaled $2.7 million as of December 31, 2013, with an unrealized net capital gain of $88 thousand. The CMBS portfolio is subject to credit risk and has a sequential paydown structure. All of the CMBS investments are traditional conduit transactions collateralized by commercial mortgage loans, broadly diversified across property types and geographical area.

Short-term investments Our short-term investment portfolio was $56.0 million as of December 31, 2013.

Unrealized net capital gains totaled $6.0 million as of December 31, 2013 compared to $21.2 million as of December 31, 2012. The decline was primarily due to increasing risk-free interest rates. The following table presents unrealized net capital gains and losses as of December 31.

($ in thousands)	2013	2012
U.S. government and agencies	$3,056	$5,659
Municipal	270	401
Corporate	1,791	13,144
Foreign government	165	265
RMBS	584	1,498
CMBS	88	268

Fixed income securities	5,954	21,235
Short-term investments	—	1

Unrealized net capital gains and losses, pre-tax	$5,954	$21,236

The unrealized net capital gain for the fixed income portfolio totaled $6.0 million and comprised $10.0 million of gross unrealized gains and $4.1 million of gross unrealized losses as of December 31, 2013. This is compared to an unrealized net capital gain for the fixed income portfolio totaling $21.2 million, comprised of $21.3 million of gross unrealized gains and $29 thousand of gross unrealized losses as of December 31, 2012.

Gross unrealized gains and losses on fixed income securities by type and sector as of December 31, 2013 are provided in the following table.

($ in thousands)	Amortized cost	Gross unrealized		Fair value
		Gains	Losses
Corporate:
Consumer goods (cyclical and non-cyclical)	$51,443	$1,834	$(1,665)	$51,612
Capital goods	26,938	383	(917)	26,404
Technology	19,870	179	(503)	19,546
Communications	7,005	—	(299)	6,706
Basic industry	15,974	353	(230)	16,097
Banking	14,482	782	(47)	15,217
Financial services	10,311	647	(38)	10,920
Energy	11,073	446	—	11,519
Utilities	14,960	1,034	—	15,994
Transportation	8,130	126	—	8,256
Other	10,000	—	(294)	9,706

Total corporate fixed income portfolio	190,186	5,784	(3,993)	191,977

U.S. government and agencies	70,790	3,113	(57)	73,846
Municipal	2,499	270	—	2,769
Foreign government	4,999	165	—	5,164
RMBS	13,866	584	—	14,450
CMBS	2,588	88	—	2,676

Total fixed income securities	$284,928	$10,004	$(4,050)	$290,882

The consumer goods, capital goods and technology sectors had the highest concentration of gross unrealized losses in our corporate fixed income securities portfolio as of December 31, 2013. In general, the gross unrealized losses are principally related to increasing risk-free interest-rates or widening credit spreads remain since the time of initial purchase.

Net investment income The following table presents net investment income for the years ended December 31.

($ in thousands)	2013	2012	2011
Fixed income securities	$11,545	$12,138	$12,133
Short-term investments	23	20	11

Investment income, before expense	11,568	12,158	12,144
Investment expense	(633)	(568)	(308)

Net investment income	$10,935	$11,590	$11,836

Net investment income decreased 5.7% or $655 thousand in 2013 compared to 2012, after decreasing 2.1% or $246 thousand in 2012 compared to 2011. The decline in both years was due to lower yields.

Realized capital gains and losses Realized capital gains and losses netted to zero in 2013 with gains from sales offsetting impairment write-downs. We recognized realized capital gains of $626 thousand and $2.1 million in 2012 and 2011, respectively, primarily related to sales of investments.

Cash As of December 31, 2013, our cash balance was $5.1 million compared to $13.1 million as of December 31, 2012. Fluctuations in our cash flows generally result from differences in the timing of reinsurance payments to and from ALIC and payments to affiliates.

Reinsurance recoverable, contractholder funds and reserve for life-contingent contract benefits Under GAAP, when reinsurance contracts do not relieve the ceding company of legal liability to contractholders, the ceding company is required to report reinsurance recoverables arising from these contracts separately as assets. The liabilities for the contracts are reported as contractholder funds, reserve for life-contingent contract benefits, or separate accounts liabilities depending on the characteristics of the contracts. We reinsure certain reserve liabilities with ALIC, LB Re or non-affiliated reinsurers. Reinsurance recoverables and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the Statements of Financial Position, while the assets which support the separate accounts liabilities are reflected as separate accounts assets.

As of December 31, 2013, contractholder funds decreased to $13.12 billion from $14.26 billion as of December 31, 2012 as a result of new and additional deposits on fixed annuities and interest-sensitive life policies and interest credited to contractholder funds being more than offset by surrenders, withdrawals, benefit payments and related contract charges. The reserve for life-contingent contract benefits increased to $3.56 billion as of December 31, 2013 from $3.42 billion as of December 31, 2012 primarily due to increases in long-term care insurance reserves and sales of traditional life insurance, partially offset by benefits paid and policy lapses. Reinsurance recoverables from ALIC and affiliates decreased by $1.04 billion and reinsurance recoverables from non-affiliates increased $42.9 million.

We purchase reinsurance after evaluating the financial condition of the reinsurer, as well as the terms and price of coverage. As of December 31, 2013, 95% of reinsurance recoverables due from non-affiliated companies were reinsured under uncollateralized reinsurance agreements with companies that had a financial strength rating of A- or above, as measured by S&P. In certain cases, these ratings refer to the financial strength of the affiliated group or parent company of the reinsurer. We continuously monitor the creditworthiness of reinsurers in order to determine our risk of recoverability on an individual and aggregate basis, and a provision for uncollectible reinsurance is recorded if needed. No amounts have been deemed unrecoverable in the three years ended December 31, 2013.

MARKET RISK

Market risk is the risk that we will incur losses due to adverse changes in interest rates and credit spreads. We also have certain exposures to changes in equity prices in our equity-indexed annuities and separate accounts liabilities.

Overview In formulating and implementing guidelines for investing funds, we seek to earn returns that contribute to attractive and stable profits and long-term capital growth.

We use quantitative and qualitative market-based approaches to measure, monitor and manage market risk. We evaluate our exposure to market risk through the use of multiple measures including but not limited to duration, value-at-risk, scenario analysis and sensitivity analysis. Duration measures the price sensitivity of assets to changes in interest rates. For example, if interest rates increase 100 basis points, the fair value of an asset with a duration of 5 is expected to decrease in value by 5%. Value-at-risk is a statistical estimate of the probability that the change in fair value of a portfolio will exceed a certain amount over a given time horizon. Scenario analysis estimates the potential changes in the fair value of a portfolio that could occur under different hypothetical market conditions defined by changes to multiple market risk factors: interest rates and credit spreads. Sensitivity analysis estimates the potential changes in the fair value of a portfolio that could occur under different hypothetical shocks to a market risk factor. In general, we establish investment portfolio asset allocation and market risk limits based upon a combination of duration, value-at-risk, scenario analysis and sensitivity analysis. The asset allocation limits place restrictions on the total funds that may be invested within an asset class. Comprehensive day-to-day management of market risk within defined tolerance ranges occurs as portfolio managers buy and sell within their respective markets based upon the acceptable boundaries established by investment policies.

Interest rate risk is the risk that we will incur a loss due to adverse changes in interest rates relative to the characteristics of our interest bearing assets. This risk arises from our investment in interest-sensitive assets. Interest rate risk includes risks related to changes in U.S. Treasury yields and other key risk-free reference yields.

One of the measures used to quantify interest rate exposure is duration. To calculate duration, we project asset cash flows and calculate their net present value using a risk-free market interest rate adjusted for credit quality, sector attributes, liquidity and other specific risks. Duration is calculated by revaluing these cash flows at alternative interest rates and determining the percentage change in aggregate fair value. The projections include assumptions (based upon historical market experience and our experience) that reflect the effect of changing interest rates on the prepayment, lapse, leverage and/or option features of instruments, where applicable. The preceding assumptions relate primarily to mortgage-backed securities, and municipal and corporate obligations. Our asset duration was 3.87 and 3.88 as of December 31, 2013 and 2012, respectively.

Based upon the information and assumptions used in the duration calculation, and interest rates in effect as of December 31, 2013, we estimate that a 100 basis point immediate, parallel increase in interest rates (“rate shock”) would decrease the net fair value of the assets by $11.2 million, compared to $12.4 million as of December 31, 2012. The selection of a 100 basis point immediate, parallel change in interest rates should not be construed as our prediction of future market events, but only as an illustration of the potential effect of such an event.

To the extent that conditions differ from the assumptions we used in these calculations, duration and rate shock measures could be significantly impacted. Additionally, our calculations assume that the current relationship between short-term and long-term interest rates (the term structure of interest rates) will remain constant over time. As a result, these calculations may not fully capture the effect of non-parallel changes in the term structure of interest rates and/or large changes in interest rates.

Credit spread risk is the risk that we will incur a loss due to adverse changes in credit spreads (“spreads”). This risk arises from our investment in spread-sensitive fixed income assets.

We manage the spread risk in our assets. One of the measures used to quantify this exposure is spread duration. Spread duration measures the price sensitivity of the assets to changes in spreads. For example, if spreads increase 100 basis points, the fair value of an asset exhibiting a spread duration of 5 is expected to decrease in value by 5%.

Spread duration is calculated similarly to interest rate duration. As of December 31, 2013, the spread duration of assets was 3.98, compared to 3.86 as of December 31, 2012. Based upon the information and assumptions we use in this spread duration calculation, and spreads in effect as of December 31, 2013, we estimate that a 100 basis point immediate, parallel increase in spreads across all asset classes, industry sectors and credit ratings (“spread shock”) would decrease the net fair value of the assets by $10.6 million, compared to $10.9 million as of December 31, 2012. The selection of a 100 basis point immediate parallel change in spreads should not be construed as our prediction of future market events, but only as an illustration of the potential effect of such an event.

Equity price risk is the risk that we will incur losses due to adverse changes in the general levels of the equity markets. As of December 31, 2013 and 2012, we had separate accounts assets related to variable annuity and variable life contracts with account values totaling $1.70 billion and $1.63 billion, respectively. Equity risk exists for contract charges based on separate account balances and guarantees for death and/or income benefits provided by our variable products. All variable life and annuity contract charges and fees, liabilities and benefits, including guarantees for death and/or income benefits, are ceded to ALIC in accordance with the reinsurance agreements, thereby limiting our equity risk exposure. In 2006, ALIC disposed of substantially all of its variable annuity business through reinsurance agreements with The Prudential Insurance Company of America, a subsidiary of Prudential Financial Inc. and therefore mitigated this aspect of ALIC’s risk. The Company was not a direct participant of this agreement and its reinsurance agreements with ALIC remain unchanged.

As of December 31, 2013 and 2012 we had $2.26 billion and $2.85 billion, respectively, in equity-indexed annuity liabilities that provide customers with interest crediting rates based on the performance of the S&P 500. All contract charges and fees, and liabilities and benefits related to the equity-indexed annuity liabilities are ceded to ALIC in accordance with the reinsurance agreements, thereby limiting our equity risk exposure.

CAPITAL RESOURCES AND LIQUIDITY

Capital resources consist of shareholder’s equity. The following table summarizes our capital resources as of December 31.

($ in thousands)	2013	2012	2011
Common stock, retained income and additional capital paid-in	$339,825	$332,715	$324,772
Accumulated other comprehensive income	3,870	13,803	13,556

Total shareholder’s equity	$343,695	$346,518	$338,328

Shareholder’s equity decreased in 2013 due to decreased unrealized net capital gains, partially offset by net income. Shareholder’s equity increased in 2012 due to net income and increased unrealized net capital gains.

Financial ratings and strength Prior to the July 17, 2013 announcement of the pending sale of Lincoln Benefit to Resolution Life Holdings, Inc, we shared the insurance financial strength ratings of our parent, ALIC, as the majority of our business is reinsured to ALIC. ALIC’s financial strength ratings as of December 31, 2013 are A+ from A.M. Best Company, Inc., A+ from Standard & Poor’s Ratings Services, and A1 from Moody’s Investors Service, Inc. ALIC’s ratings are influenced by many factors including operating and financial performance, asset quality, liquidity, asset/liability management, overall portfolio mix, financial leverage (i.e., debt), exposure to risks, the current level of operating leverage and Allstate Insurance Company’s ratings.

Subsequent to the announcement of the pending sale of Lincoln Benefit, the rating agencies initiated reviews of Lincoln Benefit’s ratings and outlook. Moody’s downgraded Lincoln Benefit from A1 to Baa1 and revised the rating outlook from stable to negative. Both the rating and outlook will be finalized after the transaction closes. S&P downgraded Lincoln Benefit from A+ to BBB+ and placed LBL on CreditWatch negative. Both the rating and CreditWatch will be finalized after the transaction closes. A.M. Best placed Lincoln Benefit’s rating under review with negative implications, pending a final determination on both the rating and outlook after the transaction closes.

The NAIC has developed a set of financial relationships or tests known as the Insurance Regulatory Information System to assist state regulators in monitoring the financial condition of insurance companies and identifying companies that require special attention or actions by insurance regulatory authorities. The NAIC analyzes financial data provided by insurance companies using prescribed ratios, each with defined “usual ranges”. Generally, regulators will begin to monitor an insurance company if its ratios fall outside the usual ranges for four or more of the ratios. If an insurance company has insufficient capital, regulators may act to reduce the amount of insurance it can issue. Our ratios are within these ranges.

Liquidity sources and uses Our potential sources of funds principally include the following.

•	Receipt of insurance premiums

•	Contractholder fund deposits

•	Reinsurance recoveries

•	Receipts of principal and interest on investments

•	Sales of investments

•	Intercompany loans

•	Capital contributions from parent

Our potential uses of funds principally include the following.

•	Payment of contract benefits, surrenders and withdrawals

•	Reinsurance cessions and payments

•	Operating costs and expenses

•	Purchase of investments

•	Repayment of intercompany loans

•	Dividends to parent

•	Tax payments/settlements

Cash flows As reflected in our Statements of Cash Flows, net cash provided by operating activities was $16 thousand, $15.0 million and $10.9 million in 2013, 2012 and 2011, respectively. Fluctuations in net cash provided by operating activities primarily occur as a result of changes in net investment income and differences in the timing of reinsurance payments to and from ALIC and payments to affiliates.

Under the terms of reinsurance agreements, all premiums and deposits, excluding variable annuity and life contract deposits allocated to separate accounts and those reinsured to non-affiliated reinsurers, are transferred to ALIC, which maintains the investment portfolios supporting our products. Payments of contractholder claims, benefits, contract surrenders and withdrawals and certain operating costs (excluding investment-related expenses), are reimbursed by ALIC, under the terms of the reinsurance agreements. We continue to have primary liability as a direct insurer for risks reinsured. Our ability to meet liquidity demands is dependent on reinsurers’ ability to meet those obligations under the reinsurance programs.

Our ability to pay dividends is dependent on business conditions, income, cash requirements and other relevant factors. The payment of shareholder dividends without the prior approval of the state insurance regulator is limited by Nebraska law to formula amounts based on net income and capital and surplus, determined in conformity with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. The maximum amount of dividends that we can pay during 2014 without prior approval of the Nebraska Department of Insurance is $33.2 million.

Contractual obligations Due to the reinsurance agreements that we have in place, certain contractual obligations are ceded to ALIC, LB Re and other non-affiliated reinsurers.

REGULATION AND LEGAL PROCEEDINGS

We are subject to extensive regulation and we are involved in various legal and regulatory actions, all of which have an effect on specific aspects of our business. For a detailed discussion of the legal and regulatory actions in which we are involved, see Note 9 of the financial statements.

PENDING ACCOUNTING STANDARDS

There are several pending accounting standards that we have not implemented because the implementation date has not yet occurred. For a discussion of these pending standards, see Note 2 of the financial statements.

The effect of implementing certain accounting standards on our financial results and financial condition is often based in part on market conditions at the time of implementation of the standard and other factors we are unable to determine prior to implementation. For this reason, we are sometimes unable to estimate the effect of certain pending accounting standards until the relevant authoritative body finalizes these standards or until we implement them.

Item 11(i). Changes in or disagreements with accountants

(none)

Item 11(j). Quantitative and Qualitative Disclosures About Market Risk

Information required for Item 11(j) is incorporated by reference to the material under the caption “Market Risk” in Item 11(h) of this report.

Item 11(k). Directors and executive officers

The directors of Lincoln Benefit are elected at each annual meeting of shareholders, for a term of one year. The biographies of each of the directors and executive officers as of April 4, 2014 are included below.

Clive Cowdery, 50, has been a director since April 2014. Mr. Cowdery is also a director and President of Resolution Life GP Ltd and a director of both Resolution Life Holdings, Inc. and Resolution Life, Inc. He is the founder of The Resolution Group and a director of Resolution Limited. Before founding Resolution in 2003, Mr. Cowdery served as Chairman and Chief Executive of GE Insurance Holdings. Mr. Cowdery currently serves as a director of Friends Life Group PLC and Prospect Publishing Limited, and he is the founder and chairman of the Resolution Foundation, a charitable organization dedicated to improving living standards for the 15 million people in Britain on low and middle incomes.

Jon Hack, 46, has been a director since April 2014. Mr. Hack is also a director of Resolution Life Holdings, Inc. and a director of Resolution Life, Inc. He currently serves as the Managing Partner for The Resolution Group. Prior to joining Resolution in 2009, Mr. Hack was a Managing Director and Head of European Financial Institutions Group for Lazard. Mr. Hack qualified as a chartered accountant in 1992 and is a member of The Institute of Chartered Accountants in England & Wales.

Ann Frohman, 50, has been a director since April 2014. Ms. Frohman is also a director of Resolution Life Holdings, Inc. and a director of Resolution Life, Inc. Ms. Frohman is currently self-employed at Frohman Law Office LLC, a law and government relations firm. From December 2010 to March 2012, Ms. Frohman served as Senior Vice President, Government and Industry for Physicians Mutual and Physicians Life Insurance Companies. Prior to that, Ms. Frohman held a number of leadership positions with the Nebraska Department of Insurance, including Director. Ms. Frohman is a licensed attorney with the Nebraska State Bar Association. Ms. Frohman has advised Resolution on issues of Nebraska law from time to time and expects to do so in the future.

Robert Stein, 65, has been a director since April 2014. Mr. Stein is also a director of Resolution Life Holdings, Inc. and a director of Resolution Life, Inc. From November 1976 to September 2011, Mr. Stein held various positions at Ernst & Young, including Partner. He currently serves on the boards of directors of Assurant, Inc. and Aviva plc. Mr. Stein is an actuary and a Certified Public Accountant. He is a Fellow of the Society of Actuaries and a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants.

Grace Vandecruze, 50, has been a director since April 2014. Ms. Vandecruze is also a director of Resolution Holdings, Inc. and Resolution Life, Inc. Since 2006, Ms. Vandecruze has been employed with Grace Global Capital LLC, where she currently serves as Managing Director. Prior to that, she served as Managing Director at Fox-Pitt, Kelton and Vice President at Head & Company LLC. Ms. Vandecruze is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants.

Richard Carbone, 66, has been a director since April 2014. Mr. Carbone is also a director of Resolution Life Holdings, Inc. and a director of Resolution Life, Inc. Prior to joining Lincoln Benefit, Mr. Carbone served as Executive Vice President and Chief Financial Officer at Prudential Financial, Inc. and The Prudential Insurance Company of America. He also served as Senior Vice President and Chief Financial Officer of Prudential Financial, Inc. from November 2001 to January 2008 and Senior Vice President and Chief Financial Officer of The Prudential Insurance Company of America from July 1997 to January 2008. Prior to that, Mr. Carbone held various leadership roles at Salomon, Inc., Bankers Trust New York Corporation and Bankers Trust Company. Mr. Carbone is a member of the board of directors for E*Trade Financial Corporation.

W. Weldon Wilson, 53, has been a director, Chief Executive Officer and Secretary since 2014. Mr. Wilson also serves as a director, Chief Executive Officer and Secretary for Resolution Life Holdings, Inc. and Resolution Life, Inc. He is currently self-employed with Wilson Roberts Consulting, Inc. From July 1991 to December 2009, Mr. Wilson held various positions at Swiss Reinsurance Company, including Chief Executive Officer, President and Director of Swiss Re Life & Health America, Inc. Mr. Wilson also serves as a director of the American Council of Life Insurers. He is a licensed attorney with the State Bar of Texas.

Robyn Wyatt, 49, has been Executive Vice President, Chief Financial Officer and Treasurer since 2014. Ms. Wyatt also serves as Executive Vice President, Chief Financial Officer and Treasurer of both Resolution Life Holdings, Inc. and Resolution Life, Inc. From March 2002 to September 2013, Ms. Wyatt held positions with various affiliates of Swiss Reinsurance Company, including Managing Director and Chief Financial Officer of Swiss Re Life & Health America Inc. Prior to that, she served as Vice President and Chief Accountant of Manulife Financial Corporation. Ms. Wyatt is a member of the Institute of Chartered Accountants in Australia and The Canadian Institute of Chartered Accountants.

Item 11(l). Executive Compensation

Compensation Discussion and Analysis (“CD&A”)

Prior to the transaction with Resolution, executive officers of Lincoln Benefit also served as officers of other subsidiaries of The Allstate Corporation (“Allstate”) and received no compensation directly from Lincoln Benefit. They were employees of an Allstate subsidiary. Allocations were made for each named executive based on the amount of the named executive’s compensation allocated to Lincoln Benefit under the Amended and Restated Service and Expense Agreement among Allstate Insurance Company, Allstate, and certain affiliates, as amended effective January 1, 2009 (the “Service and Expense Agreement”). Those allocations are reflected in the Summary Compensation Table set forth below and in this disclosure, except where noted. The named executives may have received additional compensation for services rendered to other Allstate subsidiaries, and those amounts are not reported.

Named Executives

This CD&A describes the executive compensation program at Allstate and specifically describes total 2013 compensation for the following named executives of Lincoln Benefit:

•	Don Civgin—Chairman of the Board and Chief Executive Officer (CEO)

•	Jesse E. Merten—Senior Vice President and Chief Financial Officer (CFO)

•	Anurag Chandra—Former Executive Vice President(1)

•	Lawrence W. Dahl—Former President and Chief Operating Officer(2)

•	Wilford J. Kavanaugh—Senior Vice President

•	Harry R. Miller—Senior Vice President and Chief Risk Officer

(1)

Mr. Chandra served as Executive Vice President through October 4, 2013, at which time Mr. Chandra assumed a non-executive position within Allstate. Mr. Chandra’s employment terminated on March 31, 2014, in accordance with the Voluntary Separation Agreement and Release dated October 17, 2013 (Mr. Chandra’s “Separation Agreement”).

(2)	Mr. Dahl’s employment with Allstate terminated on August 31, 2013, in accordance with the Voluntary Separation Agreement and Release dated August 1, 2013 (Mr. Dahl’s “Separation Agreement”).

Elements of 2013 Executive Compensation Program Design

The following table lists the elements of target direct compensation for Allstate’s 2013 executive compensation program. The program uses a mix of fixed and variable compensation elements and provides alignment with both short- and long-term business goals through annual and long-term incentives. Allstate’s incentives are designed to drive overall corporate performance, specific business unit strategies, and individual performance using performance and operational measures that Allstate correlates to stockholder value, and these incentives align with Allstate’s strategic vision and operating priorities. The Compensation and Succession Committee (the “Committee”) of the Allstate Board of Directors establishes the performance measures and ranges of performance for the variable compensation elements for overall company incentive compensation awards. An individual’s participation in Allstate incentives is based on market based compensation levels, leadership responsibilities, and experience.

	Element	Key Characteristics	Why Allstate Pays This Element	How Allstate Determines Amount

Fixed	Base salary	Fixed compensation component payable in cash. Reviewed annually and adjusted when appropriate.	Provide a base level of competitive cash compensation for executive talent.	Experience, job scope, market data, and individual performance.

Variable	Annual incentive awards	Variable compensation component payable in cash based on performance against annually established goals and assessment of individual performance.	Motivate and reward executives for performance on key strategic, operational, and financial measures during the year.

A corporate-wide funding pool is based on performance on three measures:

•   Adjusted Operating Income

•   Total Premiums

•   Net Investment

Income Individual awards are based on job scope, market data, and individual performance.

	Restricted stock units	RSUs vest over four years; 50% on the second anniversary of the grant date and 25% on each of the third and fourth anniversary dates.	Align the interests of executives with long-term shareholder value and serve to retain executive talent.	Job scope, market data, and individual performance.
	Performance stock awards	PSAs vest on the third anniversary of the grant date.	Align the interests of senior executives with long-term stockholder value and serve to retain executive talent.	Target awards based on job scope, market data, and individual performance. Earned awards based on Allstate performance on Annual Adjusted Operating Income Return on Equity with a requirement of positive Net Income for any payout above target.
	Stock options	Nonqualified stock options that expire in ten years and become exercisable over four years; 50% on the second anniversary of the grant date and 25% on each of the third and fourth anniversary dates.	Align the interests of executives with long-term stockholder value and serve to retain executive talent.	Job scope, market data, and individual performance.

Compensation Practices

Peer Benchmarking

Allstate monitors performance toward goals throughout the year and reviews executive compensation program design and executive pay levels annually. As part of that evaluation, Allstate considers available data regarding compensation paid to similarly-situated executives at companies against which it competes for executive talent. With respect to the compensation program for 2013, the Committee considered compensation data for the peer companies listed below for Mr. Civgin as well as compensation information from certain S&P 100 companies with fiscal 2012 revenue of between $15 billion and $60 billion with which Allstate competes for executive talent. The Committee reviews the composition of the peer group annually with the assistance of its compensation consultant, Compensation Advisory Partners. The following table reflects the peer group used for 2013 compensation benchmarking.

PEER INSURANCE COMPANIES(1)

Company Name	Revenue ($ in billions)	Market Cap ($ in billions)	Assets ($ in billions)	Premiums ($ in billions)	Property and Casualty Insurance Products	Life Insurance and Financial Products
ACE Ltd.	19.2	35.2	94.5	16.6	✓
AFLAC Inc.	23.9	30.7	121.3	20.1		✓
The Chubb Corporation	13.9	24.0	50.4	12.1	✓
The Hartford Financial Services Group, Inc.	26.2	16.4	277.9	15.4	✓	✓
Lincoln National Corporation	12.0	13.6	236.9	6.8		✓
Manulife Financial Corporation	16.0	34.3	454.2	16.0		✓
MetLife Inc.	68.2	60.5	885.3	47.1	✓	✓
The Progressive Corporation	18.2	16.2	24.4	17.1	✓
Prudential Financial, Inc.	41.5	42.7	731.8	31.7		✓
The Travelers Companies, Inc.	26.2	32.0	103.8	22.6	✓
Allstate	34.5	24.5	123.5	30.0	✓	✓
Allstate Ranking Relative to Peers:
—Property and Casualty Insurance	2 of 7	4 of 7	3 of 7	2 of 7
—Life Insurance and Financial Products	3 of 7	5 of 7	6 of 7	3 of 7
—All Peer Insurance Companies	3 of 11	7 of 11	6 of 11	3 of 11
(1)	Information as of year-end 2013.

With respect to the named executives other than Mr. Civgin, Allstate management considered compensation surveys that provided information on companies of broadly similar size and business mix as Allstate, as well as companies with a broader market context. The compensation surveys considered include the McLagan Insurance Sales & Marketing Survey, Towers Watson Diversified Insurance Survey, the Towers Watson General Industry Study, and the Frederic W. Cook General Industry Study. The weight given to information obtained from these sources varied depending on the position being evaluated. The Towers Watson Diversified Insurance Survey includes insurance companies with assets greater than $125 billion. The Towers Watson General Industry Study includes companies with revenues greater than $20 billion.

Salary

The salary of Mr. Civgin is set by the Allstate Board of Directors based on the Committee’s recommendations, as was Mr. Chandra’s during his tenure as Executive Vice President of Lincoln Benefit. The salaries of the other named executives are set by Allstate management. In recommending executive base salary levels, Allstate uses the 50th percentile of its peer insurance companies as a guideline for Mr. Civgin and the 50th percentile of insurance and general industry data as a guideline for the other named executives, which enables Allstate to compete effectively for executive talent. Annual merit increases for the named executives are based on evaluations of their performance using the enterprise-wide merit increase budget as a guideline.

•	The average enterprise-wide merit and promotional increases are based on a combination of U.S. general and insurance industry market data and are set at levels intended to be competitive.

•

The base salaries for each named executive were reviewed in February of 2013. Mr. Civgin’s salary was not adjusted. Allstate established a new base salary for each other named executive based on individual performance and in line with the enterprise-wide merit increase.

Annual Cash Incentive Awards

In 2013 named executives could earn an annual cash incentive award based on Allstate’s achievement of performance measures during the year and assessments of individual performance.

For Mr. Civgin, the maximum award that could be earned was an amount equal to 15% of the 162(m) pool (but in no event greater than the $8.5 million maximum set forth in the Annual Executive Incentive Plan). The Committee retained complete discretion to pay less than this maximum amount. None of the named executive other than Mr. Civgin participate in the 162(m) pool. For a description of how the 162(m) pool is calculated, see page 63.

Long-term Equity Incentive Awards

Allstate grants equity awards to executives based on scope of responsibility, consistent with Allstate’s philosophy that a significant amount of executive compensation should be in the form of equity and that a greater percentage of compensation should be tied to performance for executives who bear higher levels of responsibility for Allstate’s performance. Additionally, from time to time, equity awards are also granted to attract new executives. Allstate annually reviews the mix of equity incentives provided to the named executives. For Messrs. Civgin, and Chandra, beginning with awards made in 2012, the mix of equity incentives changed to 50% performance stock awards and 50% stock options. Allstate believes stock options are a form of performance-based incentive compensation because they require stock price appreciation to deliver any value to an executive, while performance stock awards provide direct alignment with stockholder interests. Other employees eligible for equity incentive awards, including the named executives other than Messrs. Civgin and Chandra, had the choice of receiving the value of their February equity incentive awards in the following proportions between stock options and restricted stock units:

•	25% stock options and 75% restricted stock units;

•	50% stock options and 50% restricted stock units; or

•	75% stock options and 25% restricted stock units.

The elections are reflected in the Grants of Plan-Based Awards at Fiscal Year-End 2013 table.

Timing of Equity Awards and Grant Practices

Typically, the Committee approves grants of equity awards during a meeting in the first fiscal quarter. The timing allows the Committee to align awards with Allstate’s annual performance and business goals. Throughout the year, the Committee may grant equity incentive awards to newly hired or promoted Allstate executive officers.

The Committee approves grants of equity awards to Allstate executive officers. Under authority delegated by Allstate’s Board of Directors and the Committee, an equity award committee may grant to employees other than Allstate executive officers restricted stock units and stock options to newly hired and promoted executives and in recognition of outstanding achievements. At each regularly scheduled meeting the Committee reviews equity awards granted by the equity award committee. The grant date for awards to newly hired or promoted executives is fixed as the first business day of a month following the later of committee action or the date of hire or promotion.

Performance Measures for 2013

Annual Cash Incentive Awards

Since Allstate created a corporate funding pool for annual executive incentive awards in 2011, the Committee has not exercised discretion to increase the amount of the pool beyond the calculated amount. During the first quarter of the year, the Committee establishes the measures that determine the aggregate amount of funds in the pool available to be paid as awards for that year. The Committee used discretion to determine the amount of Mr. Civgin’s award paid from the pool. The amount of the award, if any, paid from the pool to each other named executive was determined by Allstate senior management. Awards are paid in the following year.

The total funding for 2013 annual incentive awards was calculated based on three measures: Adjusted Operating Income, Total Premiums, and Net Investment Income. All of these measures are defined on pages 85-86.

(1)

Percentages are based on compensation of eligible employees in each area of responsibility and 2013 results for each performance measure. For treatment of catastrophe losses in the funding calculation, see discussion of performance measures on pages 85-86.

The Committee set performance measure targets based on Allstate’s 2013 operating plan, after extensive review. Its decisions on threshold and maximum ranges were then informed by probability testing and operational performance scenarios.

In the event of a net loss, the corporate funding pool would have been reduced by 50% of actual performance for Mr. Civgin. For example, if performance measures ordinarily would fund the corporate pool at 60% and there was a net loss then the corporate pool would be funded at 30%. This mechanism would have prevented a misalignment between pay and performance in the event of a natural catastrophe or extreme financial market conditions.

Actual performance on the three performance measures determines the overall funding level of the corporate pool and the aggregate total award budget for eligible employees. Individual awards are based on individual performance in comparison to position-specific compensation targets and overall company performance. The sum of individual awards did not exceed the total corporate pool. (See statement regarding awards in chart on page 63.)

The ranges of performance and 2013 actual results for the three performance measure are shown in the following table.

2013 Annual Cash Incentive Award Performance Measures
Measure	Threshold		Target	Maximum	Actual Results
Adjusted Operating Income (in millions)	$1,500		$1,900	$2,300	$2,315
Total Premiums (in millions)	$29,600		$30,000	$30,400	$30,510
Net Investment Income (in millions)	$3,400		$3,600	$3,750	$3,941
Payout Percentages
CEO	50%	*	100%	200%	200% payout
Other Named Executives	50%	*	100%	250%	250% payout
*	Actual performance below threshold results in a 0% payout.

Performance Stock Awards

In 2013 Allstate granted Messrs. Civgin and Chandra performance stock awards (PSAs), tied to achievement of performance measures, that align compensation with stockholder interests.

In March 2012 and February 2013, Messrs. Civgin and Chandra were awarded a target number of PSAs. The PSAs have a three-year performance cycle. For the 2012-2014 and 2013-2015 performance cycles, the number of PSAs which become earned and vested at the end of each three-year performance cycle depends on Allstate’s annual adjusted operating income return on equity attained during each year of the performance cycle. Annual adjusted operating income return on equity measure (“Adjusted Operating Income ROE”) is defined on page 87. Adjusted Operating Income for PSAs includes a minimum or maximum amount of after-tax catastrophe losses if actual catastrophe losses are less than or exceed those amounts, respectively, which serves to decrease volatility and stabilize the measure by limiting the impact of catastrophe losses. The Committee selected Adjusted Operating Income ROE as the performance measure because it -

•	Measures performance in a way that is tracked and understood by investors.

•	Captures both income and balance sheet impacts, including capital management actions.

•	Provides a useful gauge of overall performance while limiting the effects of factors management cannot influence, such as extreme weather conditions.

•	Correlates to changes in long-term stockholder value.

For the 2012-2014 and 2013-2015 performance cycles, performance is measured in three separate one-year periods. The actual number of PSAs earned for each measurement period varies from 0% to 200% of that period’s target PSAs based on Adjusted Operating Income ROE for the performance cycle and measurement period.

The Committee required positive net income in order for the executives to earn PSAs based on Adjusted Operating Income ROE above target. If Allstate has a net loss in a measurement period, the number of PSAs earned would not exceed target, regardless of the Adjusted Operating Income ROE. This hurdle was included to prevent misalignment between Allstate reported net income and the PSAs earned based on the Adjusted Operating Income ROE result. This situation could occur if, for example, catastrophe losses or capital losses that are not included in Adjusted Operating Income ROE caused Allstate to report a net loss for the period.

At the end of each measurement period, the Committee certifies the level of Allstate’s Adjusted Operating Income ROE achievement, as well as the resulting number of PSAs earned by each named executive for that measurement period. The Committee does not have the discretion to adjust the performance achievement upward for any measurement period. PSAs earned will vest following the end of the three year performance cycle, subject to continued employment (other than in the event of death, disability, retirement, or a qualifying termination following a change in control).

Adjusted Operating Income ROE is the measure used for PSAs. For a description of how this measure is calculated for each performance cycle, see page 87. The measurement periods and levels of Adjusted Operating Income ROE needed to earn the threshold, target, and maximum number of PSAs for the measurement period as well as actual results are set forth in the table below. The annually increasing performance goals are consistent with Allstate’s return objectives and recognize the inherent earnings volatility of Allstate’s business.

Performance Stock Awards Ranges of Performance
Annual Adjusted Operating Income Return on Equity	Threshold	Target	Maximum	Actual Results
2012-2014 PSA Performance Cycle
Measurement Period 2012	4.0%	10.0%	11.5%	12.3%
Measurement Period 2013	4.5%	10.5%	12.25%	13.1%
Measurement Period 2014	5.0%	11.0%	13.0%	To be determined in 2015
2013-2015 PSA Performance Cycle
Measurement Period 2013	6.0%	11.0%	12.5%	13.4%
Measurement Period 2014	6.0%	12.0%	13.5%	To be determined in 2015
Measurement Period 2015	6.0%	13.0%	14.5%	To be determined in 2016
Payout	0%	100%	200%

		Subject to positive net income hurdle

The following table shows the target number of PSAs granted to Messrs. Civgin, Merten, Chandra, Dahl, Kavanaugh, and Miller for the 2013-2015 and 2012-2014 performance cycles, the target number of PSAs for the 2013 and 2012 measurement periods, and the number of PSAs earned based on achievement of the performance measure.

2012-2014 Performance Cycle
		2012 Measurement Period			2013 Measurement Period			2014 Measurement Period
Named Executive	Target Number of PSAs for 2012-2014 Performance Cycle	Target Number of PSAs	Actual Result	Number of PSAs Earned	Target Number of PSAs	Actual Result	Number of PSAs Earned	Target Number of PSAs	Actual Result	Number of PSAs Earned
Mr. Civgin	8,151	2,717	Maximum	5,434	2,717	Maximum	5,434	To be determined in 2015.
Mr. Merten	N/A
Mr. Chandra	5,342	1,780	Maximum	3,560	1,781	Maximum	3,562	To be determined in 2015.
Mr. Dahl	N/A							0
Mr. Kavanaugh	N/A
Mr. Miller	N/A

2013-2015 Performance Cycle
		2013 Measurement Period			2014 Measurement Period			2015 Measurement Period
Named Executive	Target Number of PSAs for 2013-2015 Performance Cycle	Target Number of PSAs	Actual Result	Number of PSAs Earned	Target Number of PSAs	Actual Result	Number of PSAs Earned	Target Number of PSAs	Actual Result	Number of PSAs Earned
Mr. Civgin	6,124	2,041	Maximum	4,082	To be determined in 2015.			To be determined in 2016.
Mr. Merten	N/A
Mr. Chandra	3,927	1,309	Maximum	2,618	To be determined in 2015.			To be determined in 2016.
Mr. Dahl	N/A						0			0
Mr. Kavanaugh	N/A
Mr. Miller	N/A

Other Elements of Compensation

To remain competitive with other employers and to attract, retain, and motivate highly talented executives and other employees, Allstate offers the benefits listed in the following table.

Benefit or Perquisite	Named Executives	Other Officers and Certain Managers		All Full-time and Regular Part-time Employees
401(k)(1) and defined benefit pension	•	•		•
Supplemental retirement benefit	•	•
Health and welfare benefits(2)	•	•		•
Supplemental long term disability	•	•
Deferred compensation	•	•	(3)
Tax preparation and financial planning services	•	•
Mobile devices, ground transportation, and personal use of aircraft(4)	•	•
(1)	Allstate contributed $.56 for every dollar of basic pre-tax deposits made in 2013 (up to 5% of eligible pay).
(2)	Including medical, dental, vision, life, accidental death and dismemberment, long term disability, and group legal insurance.

(3)	All officers are eligible for tax preparation services. Financial planning services were provided only to Messrs. Civgin and Chandra.
(4)

Ground transportation is available to Mr. Civgin and, during his tenure as Executive Vice President, Mr. Chandra. In limited circumstances approved by Allstate’s CEO, Messrs. Civgin, and Chandra were permitted to use Allstate’s corporate aircraft for personal purposes. Messrs. Civgin and Chandra did not use the corporate aircraft for personal purposes in 2013. Mobile devices are available to Allstate’s senior executives, other officers, and certain managers, and employees depending on their job responsibilities.

Retirement Benefits

Each named executive participates in two different defined benefit pension plans. The Allstate Retirement Plan (ARP) is a tax qualified defined benefit pension plan available to all of Allstate’s regular full-time and regular part-time employees who meet certain age and service requirements. The ARP provides an assured retirement income based on an employee’s level of compensation and length of service at no cost to the employee. As the ARP is a tax qualified plan, federal tax law limits (1) the amount of an individual’s compensation that can be used to calculate plan benefits and (2) the total amount of benefits payable to a plan participant on an annual basis. For certain employees, these limits may result in a lower benefit under the ARP than would have been payable otherwise. Therefore, the Supplemental Retirement Income Plan (SRIP) is used to provide ARP-eligible employees whose compensation or benefit amount exceeds the federal limits with an additional defined benefit in an amount equal to what would have been payable under the ARP if the federal limits did not exist.

Change-in-Control and Post-Termination Benefits

Consistent with Allstate’s compensation objectives, Allstate offers these benefits to attract, motivate, and retain executives. A change-in-control of Allstate could have a disruptive impact on both Allstate and its executives. Change-in-control benefits and post-termination benefits are designed to mitigate that impact and to maintain alignment between the interests of Allstate’s executives and Allstate stockholders.

Mr. Civgin is a participant in Allstate’s change-in-control severance plan (CIC Plan). The other named executives are not participants in the CIC Plan and are not party to change-in-control agreements.

The change-in-control and post-termination arrangements which are described in the Potential Payments as a Result of Termination or Change-in-Control section are not provided exclusively to the named executives. A larger group of management employees is eligible to receive many of the post-termination benefits described in that section.

Equity Ownership Guidelines

Stock ownership guidelines were instituted in 1996 that require each of the named executives to own Allstate common stock worth a multiple of base salary to link management and stockholders’ interests. The guidelines provide that an executive must hold 75% of net after-tax shares received as a result of equity compensation awards until his or her salary multiple guideline is met. The chart below shows the salary multiple guidelines and the equity holdings that count towards the requirement.

Name	Guideline	Status
Mr. Civgin	3x salary	✓ Meets guideline
Mr. Merten	2x salary	Must hold 75% of net after-tax shares until guideline is met
Mr. Chandra	2x salary	Must hold 75% of net after-tax shares until guideline is met(1)
Mr. Dahl	—	—
Mr. Kavanaugh	2x salary	Must hold 75% of net after-tax shares until guideline is met
Mr. Miller	2x salary	✓Meets guideline
(1)	Mr. Chandra was subject to stock ownership guidelines through October 4, 2013.

What Counts Toward the Guideline	What Does Not Count Toward the Guideline
• Allstate shares owned personally	• Unexercised stock options

• Shares held in the Allstate 401(k) Savings Plan	• Performance stock awards

• Restricted stock units

Allstate also has a policy on insider trading that prohibits all officers, directors, and employees from engaging in transactions in securities issued by Allstate or any of its subsidiaries that might be considered speculative or hedging, such as selling short or buying or selling options.

SUMMARY COMPENSATION TABLE

The following table summarizes the compensation of the named executives for all services rendered to Lincoln Benefit for the last three fiscal years, allocated to Lincoln Benefit in a manner consistent with the allocation of compensation under the Service and Expense Agreement.

NAME AND PRINCIPAL POSITION(1)	YEAR	SALARY ($)	BONUS ($)		STOCK AWARDS ($)(2)	OPTION AWARDS ($)(3)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS ($)(4)		ALL OTHER COMPENSATION ($)(5)	TOTAL ($)
Don Civgin
(Chairman of the
Board and Chief	2013	186,200	—		279,316	279,296	532,000	18,466	(7)	7,422	1,302,700
Executive Officer)	2012	143,520	—		197,594	197,598	416,000	10,105		5,887	970,704
Jesse E. Merten
(Senior Vice President
and Chief Financial	2013	138,303	—		62,577	62,555	338,800	7,926	(8)	9,358	619,519
Officer)	2012	77,526	—		35,032	35,018	96,695	0		14,188	258,459
Anurag Chandra	2013	174,798	149,408		179,110	179,095	0	11,317	(10)	17,602	711,330
(Former Executive Vice	2012	206,140	55,875	(6)	201,159	201,153	402,300	11,798		11,965	1,034,515
President)	2011	178,615	53,750	(6)	135,435	251,552	161,250	0		13,740	794,342
Lawrence W. Dahl	2013	188,462			48,985	49,005	0	0	(11)	720,050	1,006,502
(Former President and	2012	280,000			45,005	44,997	195,888	362,610		19,450	947,950
Chief Operating Officer)	2011	280,000			47,991	47,996	100,000	258,501		15,100	749,588
Wilford J. Kavanaugh	2013	117,128	—		82,911	30,228	146,410	2,352	(12)	9,970	388,999
(Senior Vice President)	2012	47,535	—		16,436	0	43,918	0		14,916	122,805
Harry Miller
(Senior Vice President and Chief Risk Officer)	2013	174,152	—		118,586	39,525	266,200	10,586	(9)	12,643	621,692

(1)	Messrs. Civgin, Merten, and Kavanaugh were not named executives for 2011. Mr. Miller was not a named executive for 2011 or 2012.
(2)

The aggregate grant date fair value of PSAs granted in 2013 and 2012 and restricted stock units awards granted in 2012 and 2011 are computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 718 (ASC 718). The fair value of PSAs and RSUs is based on the final closing price of Allstate’s stock as of the grant date, which in part reflects the payment of expected future dividends. (See note 19 to Allstate’s audited financial statements for 2013.) This amount reflects an accounting expense and does not correspond to actual value that will be realized by the named executives. The value of PSAs is based on the probable satisfaction of the performance conditions. The number of PSAs granted in 2013 to each named executive is provided in the Grants of Plan-Based Awards table. The value of the PSAs granted in 2013 at grant date share price if maximum corporate performance were to be achieved is as follows: Mr. Civgin $558,594 and Mr. Chandra $358,181.

(3)

The aggregate grant date fair value of option awards computed in accordance with FASB ASC 718. The fair value of each option award is estimated on the grant date using a binomial lattice model and the assumptions (see note 19 to Allstate’s audited financial statements for 2013) as set forth in the following table:

	2013	2012	2011
Weighted average expected term	8.2 years	9.0 years	7.9 years
Expected volatility	19.1 – 48.1%	20.2 – 53.9%	22.1 – 53.9%
Weighted average volatility	31.0%	34.6%	35.1%
Expected dividends	1.9 – 2.2%	2.2 – 3.0%	2.5 – 3.7%
Weighted average expected dividends	2.2%	2.8%	2.7%
Risk-free rate	0.0 – 2.9%	0.0 – 2.2%	0.0 – 3.5%

This amount reflects an accounting expense and does not correspond to actual value that will be realized by the named executives. The number of options granted in 2013 to each named executive is provided in the Grants of Plan-Based Awards table.

(4)

Amounts reflect the aggregate increase in actuarial value of the pension benefits as set forth in the Pension Benefits table, accrued during 2013, 2012, and 2011. These are benefits under the Allstate Retirement Plan (ARP) and the Supplemental Retirement Income Plan (SRIP). Non-qualified deferred compensation earnings are not reflected since

Allstate’s Deferred Compensation Plan does not provide above-market earnings. The pension plan measurement date is December 31. (See note 18 to Allstate’s audited financial statements for 2013.)
(5)	The All Other Compensation for 2013—Supplemental Table provides details regarding the amounts for 2013 for this column.
(6)

Pursuant to the terms of his Separation Agreement, Mr. Chandra received a cash payment in 2014 in lieu of any cash incentive award for which Mr. Chandra otherwise might have been eligible under the Allstate annual incentive plan. Mr. Chandra received a sign-on bonus, of which $53,750 was paid in 2011 and $55,875 was paid in 2012. Mr. Chandra’s start date was January 31, 2011.

(7)	Reflects the increase in the actuarial value of the benefits provided to Mr. Civgin under the ARP and SRIP of $1,448 and $17,018 respectively.
(8)

Reflects the increase in the actuarial value of the benefits provided to Mr. Merten under the ARP and SRIP of $3,237 and $4,689 respectively. As of December 31, 2013, Mr. Merten was not vested in the ARP or SRIP.

(9)

Reflects the increase in the actuarial value of the benefits provided to Mr. Miller under the ARP and SRIP of $3,353 and $7,232 respectively. As of December 31, 2013, Mr. Miller was not vested in the ARP or SRIP.

(10)

Reflects the increase in the actuarial value of the benefits provided to Mr. Chandra under the ARP and SRIP of $1,855 and $9,463 respectively. As of December 31, 2013, Mr. Chandra was not vested in the ARP or SRIP.

(11)	Reflects the increase in the actuarial value of the benefits provided to Mr. Dahl under the ARP and SRIP of ($36,181) and ($10,316) respectively. Mr. Dahl’s employment terminated on August 31, 2013.
(12)

Reflects the increase in the actuarial value of the benefits provided to Mr. Kavanaugh under the ARP and SRIP of $665 and $1,687 respectively. As of December 31, 2013, Mr. Kavanaugh was not vested in the ARP or SRIP.

ALL OTHER COMPENSATION FOR 2013—SUPPLEMENTAL TABLE

(In dollars)

The following table describes the incremental cost of other benefits provided in 2013 that are included in the “All Other Compensation” column.

Name	401(k) Match(1)	Other(2)	Total All Other Compensation
Mr. Civgin	1,899	5,523	7,422
Mr. Merten	3,456	5,902	9,358
Mr. Chandra	2,628	14,975	17,603
Mr. Dahl	0	720,050	720,050
Mr. Kavanaugh	3,456	6,515	9,971
Mr. Miller	3,456	9,187	12,643
(1)

Each of the named executives participated in Allstate’s 401(k) plan during 2013. The amount shown is the amount allocated to their accounts as employer matching contributions. Messrs. Merten, Chandra, Kavanaugh, and Miller will not be vested in the employer matching contribution until they have completed three years of vesting service.

(2)

“Other” consists of premiums for group life insurance and personal benefits and perquisites consisting of tax preparation services, financial planning, ground transportation, and supplemental long-term disability coverage. We provide supplemental long-term disability coverage to all regular full- and part-time employees who participate in the long-term disability plan and whose annual earnings exceed the level which produces the maximum monthly benefit provided by the long-term disability plan. This coverage is self-insured (funded and paid for by Allstate when obligations are incurred). No obligations for the named executives were incurred in 2013, and therefore, no incremental cost is reflected in the table. In addition, Mr. Dahl received a $700,000 severance payment in 2013 in relation to his separation from Allstate. In limited circumstances approved by Allstate’s CEO, Messrs. Civgin and Chandra were permitted to use Allstate’s corporate aircraft for personal purposes. Messrs. Civgin and Chandra did not use the corporate aircraft for personal purposes in 2013.

GRANTS OF PLAN-BASED AWARDS AT FISCAL YEAR-END 2013(1)

The following table provides information about non-equity incentive plan awards and equity awards granted to the named executives during fiscal year 2013 to the extent the expense was allocated to Lincoln Benefit under the Service and Expense Agreement.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock Options (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Shr)(4)	Grant Date Fair Value ($)(5)
Name	Grant Date	Plan Name	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)				Stock Awards	Option Awards
Mr. Civgin	—	Annual cash incentive	116,375	232,750	1,451,961
	2/12/2013	Performance stock awards				0	6,124	12,248				279,316
	2/12/2013	Stock options								23,333	45.61		279,296
Mr. Merten	—	Annual cash incentive	34,576	69,151	172,879
	2/12/2013	Restricted Stock Units							1,372			62,577
	2/12/2013	Stock options								5,226	45.61		62,555
Mr. Chandra	—	Annual cash incentive	57,059	114,117	285,293
	2/12/2013	Performance stock awards(6)				0	3,927	7,854				179,110
	2/12/2013	Stock options(7)								14,962	45.61		179,095
Mr. Dahl		Annual cash incentive	0	0	0
	2/12/2013	Restricted Stock Units							1,074			48,985
	2/12/2013	Stock options								4,094	45.61		49,005
Mr. Kavanaugh	—	Annual cash incentive	29,282	58,564	146,410
	1/2/2013	Restricted Stock Units							94			3,869
	2/12/2013	Restricted Stock Units							1,733			79,042
	1/2/2013	Stock options								326	41.16		3,870
	2/12/2013	Stock options								2,202	45.61		26,358
Mr. Miller	—	Annual cash incentive	43,538	87,076	217,691
	2/12/2013	Restricted Stock Units							2,600			118,586
	2/12/2013	Stock options								3,302	45.61		39,525
(1)	Awards under the Annual executive incentive plans and the 2013 Equity Incentive Plan.
(2)

The amounts in these columns consist of the threshold, target, and maximum annual cash incentive awards for the named executives. The threshold amount for each named executive is 50% of target, as the minimum amount payable if threshold performance is achieved. If threshold is not achieved, the payment to named executives would be zero. The target amount is based upon achievement of the performance measures listed under the Annual Cash Incentive Awards caption on page 60. The maximum amount payable to Mr. Civgin is an amount equal to 15% of an award pool under the Annual Executive Incentive Plan (but in no event greater than the stockholder approved maximum of $8.5 million under such plan). The award pool is equal to 1.0% of Adjusted Operating Income. None of the other named executives participate in the adjusted underlying operating income pool. Adjusted Operating Income is defined on page 86.

(3)

The amounts shown in these columns reflect the threshold, target, and maximum performance stock awards for the named executives who were awarded PSAs. The threshold amount is 0% payout. The target and maximum amounts are based upon achievement of the performance measures listed under the Performance Stock Awards caption on page 60.

(4)

The exercise price of each option is equal to the fair market value of Allstate’s common stock on the grant date. Fair market value is equal to the closing sale price on the grant date or, if there was no such sale on the grant date, then on the last previous day on which there was a sale.

(5)

The aggregate grant date fair value of the February 12, 2013, performance share awards and restricted stock units was $45.61 and the stock option awards was $11.97, computed in accordance with FASB ASC 718. The aggregate grant date fair value of the January 2, 2013, restricted stock units was $41.16 and the stock option awards was $11.87, computed in accordance with FASB ASC 718. The assumptions used in the valuation are discussed in footnotes 2 and 3 to the Summary Compensation Table on page 69.

(6)	Any PSAs awarded to Mr. Chandra were forfeited on March 31, 2014, upon the termination of his employment.
(7)	Mr. Chandra’s unvested options were forfeited on March 31, 2014, upon the termination of his employment.

Stock options

Stock options represent an opportunity to buy shares of Allstate’s stock at a fixed exercise price at a future date. Allstate uses them to align the interests of Allstate’s executives with long-term stockholder value, as the stock price must appreciate from the grant date for the executives to profit. Under Allstate’s stockholder-approved equity incentive plan, the exercise price cannot be less than the fair market value of a share on the grant date. Stock option repricing is not permitted. In other words, without an event such as a stock split, if the Committee cancels an award and substitutes a new award, the exercise price of the new award cannot be less than the exercise price of the cancelled award. All stock option awards have been made in the form of nonqualified stock options. The options granted to the named executives in 2013 become exercisable over four years: 50% on the second anniversary of the grant date and 25% on each of the third and fourth anniversary dates, and expire in ten years, except in certain change-in-control situations or under other special circumstances approved by the Committee.

Performance stock awards

Performance stock awards (PSAs) represent Allstate’s promise to transfer shares of common stock in the future if certain performance measures are met. Each PSA represents Allstate’s promise to transfer one fully vested share in the future for each PSA that vests. PSAs earned will vest following the end of the three year performance cycle, subject to continued employment (other than in the event of death, disability, retirement, or a qualifying termination following a change in control). Vested PSAs will be converted into shares of Allstate common stock and dividend equivalents accrued on these shares will be paid in cash. No dividend equivalents will be paid prior to vesting. Performance stock awards were granted to Messrs. Civgin and Chandra.

Restricted stock units

Messrs. Merten, Dahl, Kavanaugh, and Miller received awards of restricted stock units in 2013. Each restricted stock unit represents Allstate’s promise to transfer one fully vested share of stock in the future if and when the restrictions expire (when the unit “vests”). Because restricted stock units are based on and payable in stock, they reinforce the alignment of interests of Allstate’s executives and Allstate’s stockholders. In addition, restricted stock units provide a retention incentive because they have a real, current value that is forfeited in most circumstances if an executive terminates employment before the restricted stock units vest. Under the terms of the restricted stock unit awards, the executives have only the rights of general unsecured creditors of Allstate and no rights as stockholders until delivery of the underlying shares. The restricted stock units granted to Messrs. Merten, Dahl, Kavanaugh, and Miller in 2013 vest over four years: 50% on the second anniversary of the grant date and 25% on each of the third and fourth anniversary dates, except in certain change-in-control situations or under other special circumstances approved by the Committee. The restricted stock units granted to Messrs. Merten, Dahl, Kavanaugh, and Miller in 2013 include the right to receive previously accrued dividend equivalents when the underlying restricted stock unit vests.

Outstanding Equity Awards at Fiscal Year-End 2013

The following table summarizes the outstanding equity awards of the named executives as of December 31, 2013, allocated in a manner consistent with the allocation of compensation expenses to Lincoln Benefit under the Service and Expense Agreement for 2013. The percentage of each equity award actually allocated to Lincoln Benefit has varied over the years during which these awards were granted depending on the extent of services rendered by such executive to Lincoln Benefit and the arrangements in place at the time of such equity awards between Lincoln Benefit and the executive’s Allstate-affiliated employer. Because the aggregate amount of such equity awards attributable to services rendered to Lincoln Benefit by each named executive cannot be calculated without unreasonable effort, the allocated amount of each equity award provided for each named executive in the following table is the amount determined by multiplying each named executive’s equity award for services rendered to Allstate and all of its affiliates by the percentage used for allocating such named executive’s compensation to Lincoln Benefit in 2013 under the Service and Expense Agreement.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2013

Option Awards(1)						Stock Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(2)	Number of Securities Underlying Unexercised Options (#) Unexercisable(3)	Option Exercise Price ($)	Option Expiration Date	Stock Award Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that Have Not Vested (#)(6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights that Have Not Vested ($)(5)
Mr. Civgin	Sep. 08, 2008	17,290	0	46.48	Sep. 08. 2018
	Feb. 22, 2010	22,333	7,444	31.41	Feb. 22, 2020	Feb. 22, 2010	1,264	68,939
	Feb. 22, 2011	15,341	15,341	31.74	Feb. 22, 2021	Feb. 22, 2011	2,493	135,968
	Feb. 21, 2012		29,146	31.56	Feb. 21, 2022	Mar. 06, 2012	10,869	592,795	2,717	148,185
	Feb. 12, 2013		23,333	45.61	Feb. 12, 2023	Feb. 12, 2013	4,082	222,632	4,083	222,687
										Aggregate Market Value
										1,391,206
Mr. Merten	Feb. 21, 2012	0	6,908	31.56	Feb. 21, 2022	Feb. 21, 2012	1,898	103,517
	Feb. 12, 2013	0	5,226	45.61	Feb. 12, 2023	Feb. 12, 2013	1,372	74,829
										Aggregate Market Value
										178,346
Mr. Chandra	Feb. 22, 2011	7,556	11,236	31.74	Feb. 22, 2021	Feb. 22, 2011	1,826	99,590
	Feb. 21, 2012	0	19,100	31.56	Feb. 21, 2022	Mar. 06, 2012	7,122	388,434	1,781	97,136
	Feb. 12, 2013	0	14,962	45.61	Feb. 12, 2023	Feb. 12, 2013	2,617	142,731	2,618	142,786
										Aggregate Market Value
										870,677
Mr. Dahl	—	—	—	—	—	—	—	—	—	—
Mr. Kavanaugh						Jun. 01, 2012	805	43,905
	Jan. 02, 2013	0	326	41.16	Jan. 02, 2023	Jan. 02, 2013	94	5,127
	Feb. 12, 2013	0	2,202	45.61	Feb. 12, 2023	Feb. 12, 2013	1,733	94,518
										Aggregate Market Value
										143,550
Mr. Miller	May 02, 2011	1,195	1,196	33.88	May 02, 2021	May 02, 2011	1,072	58,467
	Feb. 21, 2012	0	4,271	31.56	Feb. 21, 2022	Feb. 21, 2012	3,520	191,981
	Feb. 12, 2013	0	3,302	45.61	Feb. 12, 2023	Feb. 12, 2013	2,600	141,804
										Aggregate Market Value
										392,252
(1)

The options granted in 2013, 2012, 2011, and 2010 vest over four years: 50% on the second anniversary date and 25% on each of the third and fourth anniversary dates. The other options vest in four installments of 25% on each of the first four anniversaries of the grant date. The exercise price of each option is equal to the fair market value of Allstate’s common stock on the grant date. For options granted in 2008 and thereafter, fair market value is equal to the closing sale price on the grant date. In each case, if there was no sale on the grant date, fair market value is calculated as of the last previous day on which there was a sale.

(2)

The aggregate value and aggregate number of exercisable in-the-money options as of December 31, 2013, for each of the named executives is as follows: Mr. Civgin $1,005,694 (54,964 aggregate number exercisable), Mr. Merten $0 (0 aggregate number exercisable), Mr. Chandra $172,277 (7,556 aggregate number exercisable), Mr. Kavanaugh $0 (0 aggregate number exercisable), and Mr. Miller $24,689 (1,195 aggregate number exercisable).

(3)

The aggregate value and aggregate number of unexercisable in-the-money options as of December 31, 2013, for each of the named executives is as follows: Mr. Civgin $1,400,093 (75,264 aggregate number unexercisable), Mr. Merten $205,414 (12,134 aggregate number unexercisable), Mr. Chandra $828,709 (45,298 aggregate number unexercisable),

Mr. Kavanaugh $24,026 (2,528 aggregate number unexercisable), and Mr. Miller $152,344 (8,769 aggregate number unexercisable). Those of Mr. Chandra’s options that remained unvested as of March 31, 2014, were forfeited upon the termination of his employment.
(4)

The restricted stock unit awards granted in 2013, 2012, 2011, and 2010 vest over four years: 50% on the second anniversary of the grant date and 25% on each of the third and fourth anniversary dates. The other restricted stock unit awards vest in one installment on the fourth anniversary of the grant date.

(5)	Amount is based on the closing price of Allstate’s common stock of $54.54 on December 31, 2013.
(6)	The performance stock awards granted in 2013 and 2012 vest in one installment on the third anniversary of the grant date.

Option Exercises and Stock Vested at Fiscal Year-End 2013

The following table summarizes the options exercised by the named executives during 2013 and the restricted stock unit awards that vested during 2013, allocated in a manner consistent with the allocation of compensation expenses to Lincoln Benefit under the Service and Expense Agreement for 2013.

OPTION EXERCISES AND STOCK VESTED AT FISCAL YEAR-END 2013

	Option Awards(1)		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Mr. Civgin	53,599	1,740,033	13,188	604,276
Mr. Merten	0	0	0	0
Mr. Chandra	3,680	84,677	1,826	84,855
Mr. Dahl	20,718	190,231	2,678	123,084
Mr. Kavanaugh	0	0	0	0
Mr. Miller	0	0	1,071	51,841

Retirement Benefits

The following table provides information about the pension plans in which the named executives participate. Each of the named executive participates in the Allstate Retirement Plan (ARP) and the Supplemental Retirement Income Plan (SRIP). Pension expense for each named executive under these plans has been accrued annually over the course of the executive’s career with Allstate. The aggregate amount of the annual accrual specifically allocated to Lincoln Benefit over that period of time has varied depending on the extent of services rendered by such executive to Lincoln Benefit and the arrangements in place at the time of accrual between Lincoln Benefit and the executive’s Allstate affiliated employer. Because the aggregate amount of such annual accruals earned prior to 2013 attributable to services rendered to Lincoln Benefit by each named executive cannot be calculated without unreasonable effort, the present value of accumulated benefit provided for each named executive in the following table is the amount determined by multiplying the present value of such named executive’s accumulated pension benefit for services rendered to Allstate and all of its affiliates over the course of such named executive’s career with Allstate by the percentage used for allocating such named executive’s compensation to Lincoln Benefit under the Service and Expense Agreement in 2013.

PENSION BENEFITS

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit(1)(2) ($)	Payments During Last Fiscal Year ($)
Mr. Civgin	ARP	5.3	7,234	0
	SRIP	5.3	39,197	0
Mr. Merten	ARP	2.0	3,237	0
	SRIP	2.0	4,689	0
Mr. Chandra	ARP	3.0	4,781	0
	SRIP	3.0	16,249	0
Mr. Dahl	ARP	26.6	858,831	0
	SRIP	26.6	675,296	0
Mr. Kavanaugh	ARP	1.8	665	0
	SRIP	1.8	1,687	0
Mr. Miller	ARP	2.8	3,767	0
	SRIP	2.8	10,303	0
(1)	The amounts listed in this column are based on the following assumptions:

These amounts are estimates and do not necessarily reflect the actual amounts that will be paid to the named executives, which will be known only at the time they become eligible for payment. The present value of the accumulated benefit was determined using the same measurement date (December 31, 2013) and material assumptions that we use for year-end financial reporting purposes, except that we made no assumptions for early termination, disability, or pre-retirement mortality. Other assumptions include the following:

•	Retirement at the normal retirement age as defined in the plans (age 65).

•	Discount rate of 5.00%.

•	For final average pay formula, 80% paid as a lump sum and 20% paid as an annuity; for cash balance formula, 100% paid as a lump sum.

•	Lump-sum/annuity conversion segmented interest rates of 4.00% for the first five years, 5.75% for the next 15 years, and 6.50% for all years after 20.

•	2014 combined the static Pension Protection Act funding mortality table with a blend of 50% males and 50% females.

•	Post-retirement mortality for annuitants using the 2014 Internal Revenue Service mandated annuitant table.

See note 18 to Allstate’s audited financial statements for 2013 for additional information.

(2)

The following table shows the lump sum present value of the non-qualified pension benefits for each named executive other than Mr. Dahl earned through December 31, 2013, if the named executives’ employment terminated on that date. Mr. Dahl’s non-qualified pension benefit was calculated as of August 31, 2013.

LUMP SUM PRESENT VALUE OF NON-QUALIFIED PENSION BENEFITS

Name	Plan Name	Lump Sum Amount ($)
Mr. Civgin	SRIP	40,371
Mr. Merten	SRIP	4,983
Mr. Chandra	SRIP	17,402
Mr. Dahl	SRIP	918,021
Mr. Kavanaugh	SRIP	1,776
Mr. Miller	SRIP	10,498

The amount shown for all executives other than Mr. Dahl is based on the lump sum methodology used by the Allstate pension plans in 2014, as required under the Pension Protection Act. Specifically, the interest rate for 2014 is based on 100% of the average corporate bond segmented yield curve from August of the prior year. The mortality table for 2014 is the 2014 combined static Pension Protection Act funding mortality table with a blend of 50% males and 50% females, as required under the Internal Revenue Code. The amount shown for Mr. Dahl is based on the lump sum methodology used by the Allstate pension plans in 2013, as required under the Pension Protection Act.

(3)	As of December 31, 2013, Messrs. Chandra, Merten, Kavanaugh, and Miller were not vested in the Allstate Retirement Plan or the Supplemental Retirement Plan.

The benefits and value of benefits shown in the Pension Benefits table are based on the following material factors:

Allstate Retirement Plan (ARP)

Contributions to the ARP are made entirely by Allstate and are paid into a trust fund from which benefits are paid. Before January 1, 2014, ARP participants earned benefits under one of two formulas (final average pay or cash balance) based on their date of hire or their choice at the time Allstate introduced the cash balance formula. In order to better align our pension benefits with market practices, provide future pension benefits more equitably to Allstate employees, and reduce costs, final average pay benefits were frozen as of December 31, 2013. Beginning on January 1, 2014, all eligible participants earn benefits under a new cash balance formula only.

Cash Balance Formula

Messrs. Civgin, Merten, Chandra, Kavanaugh and Miller earned benefits under the cash balance formula. Under this formula, participants receive pay credits while employed at Allstate, based on a percentage of eligible annual compensation and years of service, plus interest credits. Pay credits are allocated to a hypothetical account in an amount equal to 0% to 7% of eligible annual compensation, depending on years of vesting service. Interest credits are allocated to the hypothetical account based on the interest crediting rate in effect for that plan year as published by the Internal Revenue Service. The interest crediting rate is set annually and is currently based on the average yield for 30-year U.S. Treasury securities for August of the prior year.

Final Average Pay Formula

Mr. Dahl earned benefits under the final average pay formula. Benefits under the final average pay formula were earned and are stated in the form of a straight life annuity payable at the normal retirement age of 65. Mr. Dahl earned final average pay benefits equal to the sum of a Base Benefit and an Additional Benefit. The Base Benefit equals 1.55% of the participant’s average annual compensation, multiplied by credited service after 1988 through 2013. The Additional Benefit equals 0.65% of the amount of the participant’s average annual compensation that exceeds the participant’s covered compensation, multiplied by credited service after 1988 through 2013. Covered compensation is the average of the maximum annual salary taxable for Social Security over the 35-year period ending the year the participant would reach Social Security retirement age. Mr. Dahl is eligible for a reduced early retirement benefit which would reduce his Base Benefit by 4.8% for each year of early payment before age 65 and his Additional Benefit by 8% for each year of early payment from age 62 to age 65 and 4% for each year of early payment from age 55 to age 62, prorated on a monthly basis based on age at the date payments begin.

Since Mr. Dahl earned benefits between January 1, 1978, and December 31, 1988, one component of his ARP benefit will be based on the following benefit formula:

1.	Multiply years of credited service from 1978 through 1988 by 2 1/8%.

2.	Then, multiply the percentage from step (1) by

a.	Average annual compensation (five-year average) at December 31, 1988, and by

b.	Estimated Social Security at December 31, 1988.

3.	Then, subtract 2(b) from 2(a). The result is the normal retirement allowance for service from January 1, 1978, through December 31, 1988.

4.	The normal retirement allowance is indexed for final average pay. In addition, there is an adjustment of 18% of the normal retirement allowance as of December 31, 1988, to reflect a conversion to a single life annuity.

Mr. Dahl is eligible for a reduced early retirement benefit, which would reduce his pre-1989 ARP benefit by 4.8% for each year of early payment prior to age 60, prorated on a monthly basis based on his age on the date payment begins.

Supplemental Retirement Income Plan (SRIP)

SRIP benefits are generally determined using a two-step process: (1) determine the amount that would be payable under the ARP formula specified above if Internal Revenue Code limits did not apply, then (2) reduce the amount described in (1) by the amount actually payable under the applicable ARP formula. The normal retirement date under the SRIP is age 65. If eligible for early retirement under the ARP, the employee also is eligible for early retirement under the SRIP. SRIP benefits are not funded and are paid out of Allstate’s general assets.

Credited Service; Other Aspects of the Pension Plans

No additional service credit beyond service with Allstate or its predecessors is granted under the ARP or the SRIP to any named executive.

Under both the ARP and SRIP, eligible compensation consists of salary, annual cash incentive awards, and certain other forms of compensation, but does not include long-term cash incentive awards or income related to equity awards. Compensation used to determine benefits under the ARP is limited in accordance with the Internal Revenue Code. For final average pay benefits, average annual compensation is the average compensation of the five highest consecutive calendar years within the last ten consecutive calendar years through 2013.

Payment options under the ARP include a lump sum, straight life annuity, and various survivor annuity options. The lump sum under the final average pay benefit is calculated in accordance with the applicable interest rate and mortality as required under the Internal Revenue Code. The lump sum payment under the cash balance benefit is generally equal to a participant’s cash balance account balance. Payments from the SRIP are paid in the form of a lump sum using the same interest rate and mortality assumptions used under the ARP.

Timing of Payments

Eligible employees are vested in the normal ARP and SRIP retirement benefits on the earlier of the completion of five years of service or upon reaching age 65 (for participants whose benefits are calculated under the final average pay formula) or the completion of three years of service or upon reaching age 65 (for participants whose benefits are calculated under the cash balance formula).

Final average pay benefits are payable at age 65. A participant with final average pay benefits may be entitled to a reduced early retirement benefit on or after age 55 if he or she terminates employment after completing 20 or more years of vesting service. A participant earning cash balance benefits who terminates employment with at least three years of vesting service is entitled to a lump sum benefit equal to his or her cash balance account balance.

The following SRIP payment dates assume a retirement or termination date of December 31, 2013:

•	Mr. Civgin’s SRIP Benefit would be paid on January 1, 2017, or following death.

•	Mr. Merten’s SRIP benefit is not currently vested, but would become payable following death.

•	Mr. Chandra’s SRIP benefit is not currently vested, but would become payable following death.

•	Mr. Dahl’s SRIP Benefit would be payable on or after January 1, 2015, or following death.

•	Mr. Kavanaugh’s SRIP Benefit is not currently vested, but would become payable following death.

•	Mr. Miller’s SRIP benefit is not currently vested, but would become payable following death.

Non-Qualified Deferred Compensation

The following table summarizes the non-qualified deferred compensation contributions, earnings, and account balances of the named executives in 2013. All amounts relate to The Allstate Corporation Deferred Compensation Plan.

The aggregate amount of the annual accrual specifically allocated to Lincoln Benefit over each named executive’s career with Allstate has varied depending on the extent of services rendered by such executive to Lincoln Benefit and the arrangements in place at the time of accrual between Lincoln Benefit and the executive’s Allstate affiliated employer. Because the aggregate earnings and balance attributable to services rendered to Lincoln Benefit by each named executive cannot be calculated without unreasonable effort, the aggregate earnings and aggregate balance provided for each named executive in the following table is the amount determined by multiplying the value of such named executive’s non-qualified deferred compensation benefit for services rendered to Allstate and all of its affiliates over the course of such named executive’s career with Allstate by the percentage used for allocating such named executive’s compensation to Lincoln Benefit under the Service and Expense Agreement in 2013.

NON-QUALIFIED DEFERRED COMPENSATION AT FISCAL YEAR-END 2013

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(2)
Mr. Civgin	0	0	0	0	0
Mr. Merten	0	0	0	0	0
Mr. Chandra	0	0	0	0	0
Mr. Dahl	0	0	0	0	0
Mr. Kavanaugh	0	0	0	0	0
Mr. Miller	0	0	0	0	0
(1)	Aggregate earnings were not included in the named executive’s compensation in the last completed fiscal year in the Summary Compensation Table .
(2)	There are no amounts reported in the Aggregate Balance at Last FYE column that previously were reported as compensation in the Summary Compensation Table .

In order to remain competitive with other employers, Allstate allows employees, including the named executives and other employees whose annual compensation exceeds the amount specified in the Internal Revenue Code ($255,000 in 2013), to defer up to 80% of their salary and/or up to 100% of their annual cash incentive award that exceeds that amount under the Deferred Compensation Plan. Allstate does not match participant deferrals and does not guarantee a stated rate of return.

Deferrals under the Deferred Compensation Plan are credited with earnings or debited for losses based on the results of the investment option or options selected by the participants. The investment options available in 2013 under the Deferred Compensation Plan are: Stable Value, S&P 500, International Equity, Russell 2000, Mid-Cap, and Bond Funds. Under the Deferred Compensation Plan, deferrals are not actually invested in these funds, but instead are credited with earnings or debited for losses based on the funds’ investment returns. Because the rate of return is based on actual investment measures in Allstate’s 401(k) plan, no above market earnings are paid. Allstate’s Deferred Compensation Plan and 401(k) plan allow participants to change their investment elections daily. Investment changes are effective the next business day. The Deferred Compensation Plan is unfunded. This means that Allstate does not set aside funds for the plan in a trust or otherwise. Participants have only the rights of general unsecured creditors and may lose their balances in the event of the company’s bankruptcy. Account balances are 100% vested at all times.

An irrevocable distribution election is required before making any deferrals into the plan. Generally, a named executive may elect to begin receiving a distribution of his or her account balance immediately upon separation from service or in one of the first through fifth years after separation from service. The earliest distribution date for Post 409A balances is six months following separation from service. The named executive may elect to receive payment in a lump sum or in annual cash installment payments over a period of two to ten years. In addition, a named executive may elect an in-service withdrawal of his or her entire Pre 409A balance, subject to forfeiture of 10% of such balance. Upon proof of an unforeseen emergency, a plan participant may be allowed to access certain funds in a deferred compensation account earlier than the dates specified above.

Potential Payments as a Result of Termination or Change-in-Control (CIC)

The following table lists the compensation and benefits that Allstate would provide to the named executives in various scenarios involving a termination of employment, other than compensation and benefits generally available to salaried employees. The table describes equity granting practices for the 2013 equity incentive awards. Relevant prior practices are described in the footnotes.

Compensation Elements
Termination Scenarios	Base Salary	Severance Pay	Annual Incentive(1)	Stock Options(1)(2)	Restricted Stock Units(1)(2)	Performance Stock Awards(1)(2)	Non-Qualified Pension Benefits(3)	Deferred Compensation(4)	Health, Welfare and Other Benefits
Termination(5)	Ceases immediately	None	Forfeited unless terminated on last day of fiscal year	Unvested are forfeited, vested expire at the earlier of three months or normal expiration	Forfeited	Forfeited	Distributions commence per plan	Distributions commence per participant election	None
Retirement	Ceases immediately	None	Prorated for the year and subject to discretionary adjustments(6)	Awards granted more than 12 months before, and pro rata portion of award granted within 12 months of, retirement continue to vest. All expire at earlier of five years or normal expiration.(7)	Awards granted more than 12 months before, and pro rata portion of award granted within 12 months of retirement continue to vest.(7)	Awards granted more than 12 months before, and pro rata portion of awards granted within 12 months of retirement continue to vest and are paid out based on actual performance.(7)	Distributions commence per plan	Distributions commence per participant election	None
Termination due to Change- in-Control(8)	Ceases immediately	Lump sum equal to two times salary and annual incentive at target(9)	Prorated at target (reduced by any actually paid)	Awards vest upon qualifying termination after a CIC.(10)	Awards vest upon qualifying termination after a CIC.(10)	Awards vest based on performance upon a qualifying termination after CIC.(11)	Immediately payable upon a CIC	Immediately payable upon a CIC	Outplacement services provided; lump sum payment equal to additional cost of welfare benefits continuation coverage for 18 months(12)
Death	Ceases immediately	None	Prorated for year and subject to discretionary adjustments	Awards vest immediately and expire at earlier of two years or normal expiration	Awards vest immediately	Awards vest and are payable immediately.(13)	Distributions commence per plan	Payable within 90 days	None
Disability	Ceases immediately	None	Prorated for year and subject to discretionary adjustments	Vest immediately and expire at earlier of two years or normal expiration	Vest immediately(14)	Vests and is payable immediately.(13)	Participant may request payment if age 50 or older	Distributions commence per participant election	Supplemental Long Term Disability benefits if enrolled in basic long term disability plan
(1)

Named executives who receive an equity award or an annual cash incentive award under the Annual Executive Incentive Plan after May 19, 2009, are subject to a non-solicitation covenant while they are employed and for the one-year period following termination of employment. If a named executive violates the non-solicitation covenant, Allstate’s Board of Directors or a committee of Allstate’s Board, to the extent permitted by applicable law, may recover compensation provided to the named executive including cancellation of outstanding awards or recovery of all or a portion of any gain realized upon vesting, settlement, or exercise of an award or recovery of all or a portion of any proceeds resulting from any disposition of shares received pursuant to an award if the vesting, settlement, or exercise of the award or the receipt of the sale proceeds occurred during the 12-month period prior to the violation.
(2)

Named executives who receive an equity award on or after May 21, 2013, that remains subject to a period of restriction or other performance or vesting condition, are subject to a non-compete provision while they are employed and for the one-year period following termination of employment. Named executives who received equity awards granted between February 21, 2012, and May 20, 2013, are subject to a non-compete provision while they are employed and for the two-year period following termination of employment. If a named executive violates the non-competition covenant, Allstate’s Board of Directors or a committee of Allstate’s Board may, to the extent permitted by applicable law, cancel any or all of the named executive’s outstanding awards that remain subject to a period of restriction or other performance or vesting condition as of the date on which the named executive first violated the non-competition provision.

(3)	See the Retirement Benefits section for further detail on non-qualified pension benefits and timing of payments.
(4)	See the Non-Qualified Deferred Compensation section for additional information on the Deferred Compensation Plan and distribution options available.
(5)

Includes both voluntary and involuntary termination. Examples of involuntary termination independent of a change-in-control include performance-related terminations; terminations for employee dishonesty and violation of Allstate rules, regulations, or policies; and terminations resulting from lack of work, rearrangement of work, or reduction in force.

(6)	Retirement for purposes of the Annual Executive Incentive Plan is defined as voluntary termination on or after the date the named executive attains age 55 with at least 20 years of service.
(7)

This description is the treatment of equity awards granted after February 20, 2012. Retirement for purposes of all equity awards granted after February 20, 2012, is age 60 with five years of service or age 55 with 10 years of service.

Historical retirement definitions and treatment for purposes of stock options and restricted stock units is as follows:

		Date of award prior to February 22, 2011	Date of award on or after February 22, 2011 and before February 21, 2012

Early Retirement	Definition	Age 55 with 20 years of service	Age 55 with 10 years of service
	Treatment	Unvested awards are forfeited. Stock options expire at the earlier of five years from the date of retirement or the expiration date of the option.	Prorated portion of unvested awards continue to vest. Stock options expire at the earlier of five years from the date of retirement or the expiration date of the option.

Normal Retirement	Definition	Age 60 with at least one year of service	Age 60 with at least one year of service
	Treatment	Unvested awards continue to vest and stock options expire at the earlier of five years from the date of retirement or the expiration date of the option.

• Unvested awards not granted within 12 months of retirement continue to vest.

• Prorated portion of unvested awards granted within 12 months of the retirement date continue to vest.

• Stock options expire at the earlier of five years from the date of retirement or the expiration date of the option.

(8)

Mr. Civgin is a participant in Allstate’s change-in-control severance plan (CIC Plan). No other named executive is a party to the CIC Plan. In general, a change-in-control is one or more of the following events: (1) any person acquires 30% or more of the combined voting power of Allstate common stock within a 12-month period; (2) any person acquires more than 50% of the combined voting power of Allstate common stock; (3) certain changes are made to the composition of Allstate’s Board of Directors; or (4) the consummation of a merger, reorganization, or similar transaction. These triggers were selected because any of these could cause a substantial change in management in a widely held company the size of Allstate. Effective upon a change-in-control, Mr. Civgin becomes subject to covenants prohibiting solicitation of employees, customers, and suppliers at any time until one year after termination of employment. If Mr. Civgin incurs legal fees or other expenses in an effort to enforce the CIC Plan, Allstate will reimburse him for these expenses unless it is established by a court that he had no reasonable basis for the claim or acted in bad faith.
(9)

For those named executives subject to the CIC Plan, severance benefits would be payable if a named executive’s employment is terminated either by Allstate without cause or by the executive for good reason as defined in the plan during the two years following the change-in-control. Cause means the named executive has been convicted of a felony or other crime involving fraud or dishonesty, has willfully or intentionally breached the restrictive covenants in the CIC Plan, has habitually neglected his or her duties, or has engaged in willful or reckless material misconduct in the performance of his or her duties. Good reason includes a material diminution in a named executive’s base compensation, authority, duties, or responsibilities, a material change in the geographic location where the named executive performs services, or a material breach of the agreement by Allstate.

(10)	This description is the treatment of equity awards granted on or after December 30, 2011. Awards granted prior to December 30, 2011, vest on the date of a change-in-control.
(11)

For completed measurement periods with results certified by the Committee, the earned amount continues to vest. For open cycles, the Committee will determine the number of performance stock awards that continue to vest based on actual performance up to the change-in-control.

(12)

If a named executive’s employment is terminated by reason of death during the two years after the date of a change-in-control, the named executive’s estate or beneficiary will be entitled to survivor and other benefits, including retiree medical coverage, if eligible, that are not less favorable than the most favorable benefits available to the estates or surviving families of peer executives of Allstate. In the event of termination by reason of disability, Allstate will pay disability and other benefits, including supplemental long-term disability benefits and retiree medical coverage, if eligible, that are not less favorable than the most favorable benefits available to disabled peer executives.

(13)	For completed measurement periods with results certified by the Committee, the earned amount is paid. For open cycles, the payout is based on target number of performance stock awards.
(14)	If a named executive’s employment is terminated due to disability, restricted stock units granted prior to February 22, 2011, are forfeited.

ESTIMATE OF POTENTIAL PAYMENTS UPON TERMINATION(1)

The table below describes the value of compensation and benefits payable to each named executive upon termination, calculated in a manner consistent with the allocation of compensation expenses to Lincoln Benefit under the Service and Expense Agreement for 2013, that would exceed the compensation or benefits generally available to salaried employees in each termination scenario. The total column in the following table does not reflect compensation or benefits previously accrued or earned by the named executives such as deferred compensation and non-qualified pension benefits. The payment of the 2013 annual cash incentive award and any 2013 salary earned but not paid in 2013 due to Allstate’s payroll cycle are not included in these tables because these are payable regardless of termination, death, or disability. Benefits and payments are calculated assuming a December 31, 2013, employment termination date.

Name	Severance ($)		Stock Options— Unvested and Accelerated ($)		Restricted Stock Units— Unvested and Accelerated ($)		Performance Stock Awards— Unvested and Accelerated ($)		Welfare Benefits and Outplacement Services ($)		Total ($)
Mr. Civgin
Termination/Retirement(2)	0		0		0		0		0		0
Termination due to Change-in-Control(3)	837,900		1,400,093		204,907		1,186,300		9,956	(4)	3,639,156
Death	0		1,400,093		204,907		1,186,300		0		2,791,300
Disability	0		1,400,093		135,968		1,186,300		3,695,289	(5)	6,417,650
Mr. Merten
Termination/Retirement(2)	0		0		0		0		0		0
Termination due to Change-in-Control(3)	0		205,414	(6)	178,346	(6)	0	(6)	0		393,760
Death	0		205,414		178,346		0		0		383,760
Disability	0		205,414		178,346		0		1,982,785	(5)	2,366,545
Mr. Chandra
Termination/Retirement(2)(7)	0		0		0		0		2,824		2,824
Termination due to Change-in-Control(3)	0		828,709	(6)	99,590	(6)	771,087	(6)	0		1,699,386
Death	0		828,709		99,590		771,087		0		1,699,386
Disability	0		828,709		99,590		771,087		0		1,699,386
Mr. Dahl
Termination(7)	700,000	(7)	0		0		0		7,675		707,675
Mr. Kavanaugh
Termination/Retirement(2)	0		0		0		0		0		0
Termination due to Change-in-Control(3)	0		24,026	(6)	143,549	(6)	0	(6)	0		167,575
Death	0		24,026		143,549		0		0		167,575
Disability	0		24,026		143,549		0		901,896	(5)	1,069,471
Mr. Miller
Termination/Retirement(2)	0		0		0		0		0		0
Termination due to Change-in-Control(3)	0		152,344		392,252	(6)	0		0		544,596
Death	0		152,344		392,252		0		0		544,596
Disability	0		152,344		392,252		0		1,230,828	(5)	1,775,424
(1)	A “0” indicates either that there is no amount payable to the named executive, or the amount payable is the same for both the named executives and all salaried employees.
(2)	As of December 31, 2013, none of the named executives are eligible to retire in accordance with Allstate’s policy and the terms of its equity incentive compensation and benefit plans.
(3)

The values in this change-in-control row represent amounts paid if both the change-in-control and qualifying termination occur on December 31, 2013. Performance stock awards are paid out based on actual performance; for the purposes of this table, the 2012-2014 cycle includes two years at maximum and one year at target and the 2013-2015 cycle includes one year at maximum and two years at target. Equity awards granted prior to December 30, 2011, immediately vest upon a change-in-control. The amounts payable to each named executive in the event of a change-in-control would be as follows:

Name	Stock Options— Unvested and Accelerated ($)	Restricted Stock Units— Unvested and Accelerated ($)	Total— Unvested and Accelerated ($)
Mr. Civgin	521,955	204,907	726,862
Mr. Merten	0	0	0
Mr. Chandra	256,181	99,590	355,771
Mr. Kavanaugh	0	0	0
Mr. Miller	24,709	58,467	83,176

Beginning with awards granted in 2012 to all named executives, equity awards do not accelerate in the event of a change-in-control unless also accompanied by a qualifying termination of employment. A change-in-control also would accelerate the distribution of each named executive’s non-qualified deferred compensation and SRIP benefits. Please see the Non-Qualified Deferred Compensation at Fiscal Year End 2013 table and footnote 2 to the Pension Benefits table in the Retirement Benefits section for details regarding the applicable amounts for each named executive.
(4)

The Welfare Benefits and Outplacement Services amount includes the cost to provide certain welfare benefits to the named executive and family during the period the named executive is eligible for continuation coverage under applicable law. The amount shown reflects Allstate’s costs for these benefits or programs assuming an 18-month continuation period. The allocated value of outplacement services is $5,320 for Mr. Civgin. No other named executive is eligible for welfare benefit continuation or outplacement services following a change in control. Messrs. Chandra and Dahl were eligible for outplacement services pursuant to the terms of their respective Separation Agreements.

(5)

The named executives who participate in the long-term disability plan are eligible to participate in Allstate’s supplemental long-term disability plan for employees whose annual earnings exceed the level which produces the maximum monthly benefit provided by the long-term disability plan (basic plan). The benefit is equal to 60% of the named executive’s qualified annual earnings divided by twelve and rounded to the nearest $100, reduced by $7,500, which is the maximum monthly benefit payment that can be received under the basic plan. The amount reflected assumes the named executive remains totally disabled until age 65 and represents the present value of the monthly benefit payable until age 65.

(6)

Messrs. Merten, Chandra, Dahl, Kavanaugh, and Miller were not participants in the CIC Plan. However, pursuant to the terms of their equity awards, unvested stock options and restricted stock units would vest immediately upon a qualifying termination following a change-in-control.

(7)

Under the terms of Mr. Dahl’s Separation Agreement, for an eighteenth-month period following his termination of employment, Mr. Dahl is restricted from soliciting Allstate employees or exclusive agents. Under the terms of Mr. Chandra’s Separation Agreement, for a twelve-month period following his termination of employment, Mr. Chandra is restricted from soliciting Allstate employees or exclusive agents and, for a six-month period following termination of his employment, from engaging in certain activities competitive with Allstate activities.

Risk Management and Compensation

A review and assessment of potential compensation-related risks was conducted by Allstate’s chief risk executive and reviewed by the compensation and succession committee of Allstate. Allstate believes that its compensation policies and practices are appropriately structured, and that they avoid providing incentives for employees to engage in unnecessary and excessive risk taking. Allstate believes that executive compensation has to be examined in the larger context of an effective risk management framework and strong internal controls. The Allstate Board and its risk and return committee both play an important role in risk management oversight, including reviewing how management measures, evaluates, and manages the corporation’s exposure to risks posed by a wide variety of events and conditions. In addition, the compensation and succession committee of Allstate employs an independent compensation consultant each year to review and assess Allstate’s executive pay levels, practices, and overall program design.

Performance Measures for 2013

The following are descriptions of the performance measures used for executive incentive compensation. These measures are not GAAP measures. They were developed uniquely for incentive compensation purposes and are not reported items in our financial statements. The Committee has approved the use of non-GAAP measures when appropriate to drive executive focus on particular strategic, operational, or financial factors or to exclude factors over which our executives have little influence or control.

Adjusted Operating Income: This measure is calculated differently for annual cash incentive awards, the 162(m) pool, and each PSA performance cycle.

For each plan, Adjusted Operating Income is equal to net income available to common shareholders adjusted to exclude the after-tax effect of the items indicated below for the respective plan:

Performance Stock Awards
✓ Indicates excluded from Adjusted Operating Income	Annual Cash Incentive Awards	162(m) Pool	2012-2014 Performance Cycle	2013-2015 Performance Cycle
Net income available to common shareholders, excluding:

Realized capital gains and losses (which includes the related effect on amortization of deferred acquisition and deferred sales inducement costs) except for periodic settlements and accruals on certain non-hedge derivative instruments

	✓	✓	✓	✓
Valuation changes on embedded derivatives that are not hedged (which includes the related effect on amortization of deferred acquisition and deferred sales inducement costs)	✓	✓	✓	✓
Business combination expenses and amortization of purchased intangible assets	✓	✓	✓	✓
(Loss) gain on disposition of operations	✓	✓	✓	✓
Restructuring or related charges	✓	✓		✓
Underwriting results of Discontinued Lines and Coverages segment	✓	✓	✓	✓
After-tax prepayment fees			✓
Preferred stock dividends		✓
Loss on extinguishment of debt	✓	✓	✓	✓
Post-retirement benefits curtailment gain	✓	✓	✓	✓
Settlement charge related to employee pension benefit plans	✓
Reduction in pension benefit cost from employee pension plan changes	✓

Adjusted Operating Income before catastrophe adjustment

Adjustment for after tax catastrophe losses	Include planned amount	Exclude actual amount	Adjusted to include a minimum or maximum amount	Adjusted to include a minimum or maximum amount

Adjusted Operating Income

Annual Cash Incentive Award Performance Measures for 2013

Adjusted Operating Income: This measure is used to assess financial performance. For a description of how this measure is calculated, see page 63.

The impact of catastrophe losses on annual cash incentive awards is recognized through a modifier to the Adjusted Operating Income performance measure payout percentage.

Actual After-Tax Catastrophe Losses	Impact to Adjusted Operating Income Payout Percentage
+/- 10% variance to planned catastrophe losses	None
> 10% and < 20% above planned catastrophe losses	Decrease payout by 0% to 20% (interpolated)
≥ 20% above planned catastrophe losses	Decrease payout by 20%
> 10% and < 20% below planned catastrophe losses	Increase payout by 0% to 20% (interpolated)
≥ 20% below planned catastrophe losses	Increase payout by 20%

In 2013, actual after-tax catastrophe losses of $813 million were less than planned after-tax catastrophe losses by more than 20%, which would have triggered a 20% increase in the Adjusted Operating Income performance measure payout percentage. However, the maximum Adjusted Operating Income performance measure payout percentage had been achieved without application of the modifier.

Net Investment Income: This measure is used to assess the financial operating performance provided from investments. It is equal to net investment income as reported in the consolidated statement of operations, adjusted to eliminate the effects of differences between actual monthly average assets under management (actual AUM) and the monthly average assets under management assumed in determining the company’s performance measure target for net investment income (target AUM). In 2013, the AUM adjustment resulted in a decrease to the net investment income measure.

Actual net investment income is adjusted based on the difference between the target and actual amounts of AUM, excluding the difference between target and actual amounts of securities lending assets. Net investment income will be increased using the target portfolio rate if the actual AUM is below the target amounts and decreased using market rates at which new investments were originated during the month if the actual AUM is above the target amount.

Actual AUM equals the average of the 13 month-end total investments, including the beginning and end of the annual period, adjusted to exclude the unrealized gain (loss) for fixed income, equity, and short term securities for each month. Total investments is reported quarterly in the consolidated statement of financial position.

Total Premiums: This measure is used to assess growth within the Allstate Protection and Allstate Financial businesses. It is equal to the sum of Allstate Protection premiums written and Allstate Financial premiums and contract charges as adjusted and described below.

Allstate Protection premiums written is equal to the Allstate Protection segment net premiums written. Allstate Protection premiums written is reported in management’s discussion and analysis in the annual report on Form 10-K.

Allstate Financial premiums and contract charges is equal to life and annuity premiums and contract charges reported in the consolidated statement of operations adjusted to exclude premiums and contract charges related to structured settlement annuities.

Performance Stock Award Performance Measures for the 2012-2014 Performance Cycle and the 2013-2015 Performance Cycle

Annual Adjusted Operating Income Return on Equity: This measure is used to assess financial performance. It is calculated as the ratio of annual Adjusted Operating Income for the applicable PSA performance cycle divided by the average of stockholders’ equity excluding the effects of unrealized net capital gains and losses at the beginning and at the end of the year. For a description of how Adjusted Operating Income is calculated, see page 85.

Adjusted Operating Income is adjusted to include a minimum or maximum amount of catastrophe losses if actual catastrophe losses are less than or exceed those amounts, respectively. In 2013, Adjusted Operating Income was adjusted to include a minimum amount of catastrophe losses.

Net Income: This measure is used to assess Allstate’s financial performance. It is equal to net income available to common shareholders as reported in The Allstate Corporation annual report on Form 10-K.

Item 11(m). Security Ownership of Certain Beneficial Owners and Management.

Security Ownership of Certain Beneficial Owners

The following table shows the number of Lincoln Benefit shares owned by any beneficial owner who owns more than five percent of any class of Lincoln Benefit’s voting securities.

Title of Class (a)	Name and Address of Beneficial Owner (b)	Amount and Nature of Beneficial Ownership (c)	Percent of Class (d)
Capital Stock	Resolution Life, Inc. 733 Third Avenue 16th Floor New York, NY 10017	25,000	100%

N/A	Resolution Life Holdings, Inc. 733 Third Avenue 16th Floor New York, NY 10017	Indirect voting and investment power of shares owned by Resolution Life, Inc.	N/A

N/A	Resolution Life L.P. Canon’s Court 22 Victoria Street Hamilton, HM 12 Bermuda	Indirect voting and investment power of shares owned by Resolution Life, Inc.	N/A

N/A	Resolution Life GP, Ltd. Canon’s Court 22 Victoria Street Hamilton, HM 12 Bermuda	Indirect voting and investment power of shares owned by Resolution Life, Inc.	N/A

N/A	Resolution Capital Limited 23 Saville Row London W1S 2ET United Kingdom	Indirect voting and investment power of shares owned by Resolution Life, Inc.	N/A

N/A	Clive Cowdery 23 Saville Row London W1S 2ET United Kingdom	Indirect voting and investment power of shares owned by Resolution Life, Inc.	N/A

Security Ownership of Directors and Executive Officers

The following table shows the number of shares of stock in Lincoln Benefit or its parents beneficially owned by each director and named executive officer of Lincoln Benefit individually, and by all executive officers and directors of Lincoln Benefit as a group. Shares reported as beneficially owned include certain shares held indirectly, as well as shares subject to stock options exercisable on or prior to April 4, 2014 and restricted stock units for which restrictions expire on or prior to April 4, 2014. The following share amounts are as of April 4, 2014.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Stock in Lincoln Benefit or its Parents (a)	Stock Subject to Options Exercisable and Restrict Stock units for which restrictions expire on or prior to April 4, 2014 – Included in Column (a) (b)	Percent of Class (d)
Clive Cowdery	Lincoln Benefit is an indirect wholly-owned subsidiary of Resolution Life L.P., which is controlled by its general partner Resolution Life GP Ltd. Resolution Life GP Ltd. Is a wholly-owned subsidiary of Resolution Capital limited, which is wholly owned by Mr. Cowdery.	N/A	N/A

Clive Cowdery	Mr. Cowdery has made a $20 million commitment to Resolution Life L.P., which currently accounts for 1.8% of the current total $1.1 billion of commitments.	N/A	N/A

Changes in Control

On December 31, 2013, Resolution Life Holdings, Inc. and Resolution Life, Inc. entered into a Credit Agreement with Royal Bank of Canada (“RBC”), The Royal Bank of Scotland, PLC, RBC Capital Markets, RBS Securities Inc. and Lloyds Securities Inc. (the “Credit Agreement”). On April 1, 2014, Resolution Life Holdings, Inc. and Resolution Life, Inc. entered into a Guarantee and Collateral Agreement with Royal Bank of Canada (the “Guarantee and Collateral Agreement”). Pursuant to the Guarantee and Collateral Agreement, Resolution Life Holdings, Inc. pledged the securities of Resolution Life, Inc. to the Secured Parties (as defined in the Guarantee and Collateral Agreement) in order to secure a term loan to Resolution Life, Inc. for the acquisition of Lincoln Benefit. Pursuant to the Credit Agreement and the Guarantee and Collateral Agreement, Resolution Life, Inc. also pledged the securities of Lincoln Benefit to the Secured Parties (as defined in the Guarantee and Collateral Agreement).

If Resolution Life, Inc. defaults on its obligations under the Credit Agreement, RBC (as collateral agent), will have the option to receive all of the Resolution Life, Inc. and Lincoln Benefit stock pledged the Credit Agreement and Guarantee and Collateral Agreement, including all voting and corporate rights to such stock.

Item 11(n) Transactions with Related Persons, Promoters and Certain Control Persons.

On April 1, 2014, after receiving all required regulatory approvals, all of the capital stock in Lincoln Benefit was acquired by Resolution Life, Inc., pursuant to a Stock Purchase Agreement by and among ALIC, Resolution Holdings, Inc. and the Limited Partnership signed July 17, 2013. Prior to this transaction, Lincoln Benefit was a wholly-owned subsidiary of ALIC.

Transactions with Related Persons

The table below describes certain intercompany agreements involving amounts greater than $120,000, in place before the transaction with Resolution, between Lincoln Benefit and certain of its then affiliates as described below:

•	Allstate Life Insurance Company (“ALIC”), the direct parent of Lincoln Benefit;

•	Allstate Insurance Company (“AIC”), an indirect parent of Lincoln Benefit;

•	The Allstate Corporation (“AllCorp”), the ultimate indirect parent of Lincoln Benefit;

•	Allstate Financial Services, LLC (“AFS”), an affiliate of Lincoln Benefit and a direct subsidiary of AIC;

•	Allstate Life Insurance Company of New York (“ALNY”), an affiliate of Lincoln Benefit and a direct subsidiary of ALIC;

•	Allstate Distributors, LLC (“ADLLC”), an affiliate of Lincoln Benefit and a direct subsidiary of ALIC; and

•	Allstate Investments, LLC (“AILLC”), an affiliate of Lincoln Benefit and a second tier subsidiary of AllCorp.

Transaction Description	Approximate dollar value of the amount involved in the transaction, per fiscal year			Related Person(s) involved in the transaction[1] and the approximate dollar value of the amount of the Related Person’s interest in the transaction ($)
		($)		ALIC		AIC		AllCorp		AFS		ALNY		ADLLC	AILLC
Investment Management Agreement among Allstate Investments, LLC, Allstate Insurance Company, The Allstate Corporation and certain affiliates effective January 1, 2007.	2011 2012 2013	133,073,456 172,138,967 174,642,625	[2] [2] [2]	71,775,550 85,874,525 82,062,732	[2] [2] [2]	52,773,567 73,118,384 79,465,291	[2] [2] [2]	1,475,458 67,330 0	[2] [2]	N/A		N/A		N/A	0 0 631,751	[2]

Tax Sharing Agreement among The Allstate Corporation and certain affiliates dated as of November 12, 1996, as supplemented by Supplemental Intercompany Tax Sharing Agreement between Allstate Life Insurance Company and Lincoln Benefit Life Company effective December 21, 2000.	2011 2012 2013	2,845,812 261,856,736 403,752,626	[3] [3] [3]	71,718,284 (51,081,452 (28,599,632	) )	42,900,789 402,335,848 805,259,656		(142,533,135 (133,557,504 (361,417,973	) ) )	N/A		0 0 0		N/A	N/A

Amended and Restated Service and Expense Agreement between Allstate Insurance Company, The Allstate Corporation and certain affiliates effective January 1, 2004, as amended by Amendment No. 1 effective January 1, 2009, and as supplemented by New York Insurer Supplement to Amended and Restated Service and Expense Agreement between Allstate Insurance Company, The Allstate Corporation, Allstate Life Insurance Company of New York and Intramerica Life Insurance Company, effective March 5, 2005.	2011 2012 2013	3,618,090,094 4,010,414,793 4,594,114,658	[2] [2] [2]	171,247,884 206,609,277 219,150,824	[2] [2] [2]	171,247,884 206,609,277 1,783,214,605	[2] [2]	1,706,778,729 1,675,534,870 12,439,714	[2] [2] [2]	7,255,192 10,233,063 43,654	[2] [2] [2]	0 0 1,562,050	[2]	0 0 (28,737)[2]	N/A

Reinsurance Agreements between Lincoln Benefit Life Company and Allstate Life Insurance Company: Coinsurance Agreement effective December 31, 2001; Modified Coinsurance Agreement effective December 31, 2001; Modified Coinsurance Agreement effective December 31, 2001.	2011 2012 2013	562,439,149 447,340,588 528,831,836	[4] [4] [4]	562,439,149 447,340,588 (528,831,836	[4] [4] )[4]	N/A		N/A		N/A		N/A		N/A	N/A

[1]	Each identified Related Person is a Party to the transaction.
[2]	Gross amount of expense received under the transaction.
[3]	Total amounts paid to the Internal Revenue Service.
[4]	Net reinsurance income

Transaction Description	Approximate dollar value of the amount involved in the transaction, per fiscal year			Related Person(s) involved in the transaction[1] and the approximate dollar value of the amount of the Related Person’s interest in the transaction ($)
		($)		ALIC		AIC		AllCorp		AFS		ALNY	ADLLC	AILLC
Assignment & Delegation of Administrative Services Agreements, Underwriting Agreements, and Selling Agreements entered into as of September 1, 2011 between ALFS, Inc., Allstate Life Insurance Company, Allstate Life Insurance Company of New York, Allstate Distributors, LLC, Charter National Life Insurance Company, Intramerica Life Insurance Company, Allstate Financial Services, LLC, and Lincoln Benefit Life Company	2011 2012 2013	14,875,149 10,741,767 12,927,091	[2] [2] [2]	7,085,880 4,042,532 4,928,625	[2] [2] [2]	0 0 0		0 0 0		0 0 7,701,706	[2]	0 0 0	0 0 0	0 0 0

Intercompany Loan Agreement among The Allstate Corporation, Allstate Life Insurance Company, Lincoln Benefit Life Company and other certain subsidiaries of The Allstate Corporation dated February 1, 1996.	2011 2012 2013	399,830,632 0 0	[5] [6] [6]	0 0 0	[6] [6] [6]	399,830,632 0 0	[5] [6] [6]	399,830,632 0 0	[5] [6] [6]	N/A		N/A	N/A	N/A

Agreement for the Settlement of State and Local Tax Credits among Allstate Insurance Company and certain affiliates effective January 1, 2007.	2011 2012 2013	1,391,107 0 0	[7]	205,904 0 0	[7]	1,095,601 0 0	[7]	N/A		N/A		N/A	N/A	N/A

Reinsurance Agreement between Lincoln Benefit Life Company and Lincoln Benefit Reinsurance Company effective September 30, 2012	2012 2013	0 201,639	[4]	N/A		N/A		0 201,639	[4]	N/A		N/A	N/A	N/A

[5]	Amounts loaned and repaid.
[6]	No loans outstanding at year end.
[7]	Value of transfer transactions.

Following the transaction, Lincoln Benefit entered into a Services Agreement with Resolution Life, Inc., dated April 1, 2014, whereby Resolution Life, Inc. agreed to provide certain administrative services to the Company and the Company agreed to provide certain administrative services to Resolution Life, Inc. Amounts payable under the agreement will be determined based on monthly services rendered.

Review and Approval of Related Person Transactions

All intercompany agreements to which Lincoln Benefit was a party before the transaction with Resolution were approved by Lincoln Benefit’s Board of Directors as well as by the board of any other affiliate of The Allstate Corporation which was a party to the agreement. When required, intercompany agreements are submitted for approval to the Nebraska Department of Insurance, Lincoln Benefit’s domestic regulator, and any additional states in which Lincoln Benefit might be commercially domiciled pursuant to the applicable state’s insurance holding company systems act. This process is documented in an internal procedure that captures the review and approval process of all intercompany agreements. All approvals are maintained in Lincoln Benefit’s corporate records.

Independence Standards For Directors

Although not subject to the independence standards of the New York Stock Exchange, for purposes of this S-1 registration statement, Lincoln Benefit has applied the independence standards required for listed companies of the New York Stock Exchange to the Board of Directors. Applying these standards, Lincoln Benefit has determined that four of its directors are independent: Richard Carbone, Ann Frohman, Robert Stein and Grace Vandecruze.

Compensation Committee Interlocks and Insider Participation

The Board of Directors of Lincoln Benefit does not have a compensation committee. Prior to the transaction with Resolution, all compensation decisions were made by The Allstate Corporation, as the ultimate parent company of Lincoln Benefit. No executive officer of Lincoln Benefit served as a member of the compensation committee of another entity for which any executive officer served as a director for Lincoln Benefit.

Other Information

A section entitled “Experts” is added to your prospectus as follows:

Experts

The financial statements and financial statement schedules included in this Prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial statement schedules are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The following change is made to the prospectuses for the LBL Advantage, Consultant II and Premier Planner:

Under the “More Information” section, the subsection entitled “Legal Matters” is deleted and replaced with the following:

LEGAL MATTERS

Prior to the transaction with Resolution, matters of Nebraska law pertaining to the Contracts, including the validity of the Contracts and Lincoln Benefit’s right to issue such Contracts under Nebraska insurance law, were passed upon by Angela K. Fontana, former General Counsel of Lincoln Benefit.

Principal Underwriter

Allstate Distributors, LLC (“ADLLC”) serves as the principal underwriter and distributor of the securities registered herein. The securities offered herein are sold on a continuous basis, and there is no specific end date for the offering. ADLLC is a wholly owned subsidiary of Allstate Life Insurance Company. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. ADLLC is not required to sell any specific number or dollar amount of securities, but will use its best efforts to sell the securities offered.

Administration

We have primary responsibility for all administration of the Contracts and the Variable Account. We entered into an administrative services agreement with The Prudential Insurance Company of America (“PICA”) whereby, PICA or an affiliate provides administrative services to the Variable Account and the Contracts on our behalf. In addition, PICA entered into a master services agreement with se2, LLC, of 5801 SW 6th Avenue,

Topeka, Kansas 66636, whereby se2, LLC provides certain business process outsourcing services with respect to the Contracts. se2, LLC may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2013, consisted of the following: NTT DATA Process Services, LLC (administrative services) located at PO Box 4201, Boston, MA 02211; RR Donnelly Global Investment Markets (compliance printing and mailing) located at 111 South Wacker Drive, Chicago, IL 60606; Jayhawk File Express, LLC (file storage and document destruction) located at 601 E. 5th Street, Topeka, KS 66601-2596; Co-Sentry.net, LLC (back-up printing and disaster recovery) located at 9394 West Dodge Rd, Suite 100, Omaha, NE 68114; Convey Compliance Systems, Inc. (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; Spangler Graphics, LLC (compliance mailings) located at 29305 44th Street, Kansas City, KS 66106; Veritas Document Solutions, LLC (compliance mailings) located at 913 Commerce Ct, Buffalo Grove, IL 60089; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back-up tapes storage) located at 1540 NW Gage Blvd. #6, Topeka, KS 66618; Venio LLC, d/b/a Keane (lost shareholder search) located at PO Box 1508, Southeastern, PA 19399-1508; DST Systems, Inc. (FAN mail, positions, prices) located at 333 West 11 Street, 5th Floor, Kansas City, MO 64105.

In connection with the Resolution Life’s acquisition of Lincoln Benefit, Resolution Life, Inc. and ALIC entered into a Transition Services Agreement (the “TSA”), pursuant to which ALIC will continue to provide certain administrative services for the Recaptured Business for a period of twelve to twenty-four months after the closing. Following termination of the TSA, we plan to outsource the administration of the Recaptured Business to third-party administrators. In particular, we expect to outsource the long-term administration of our deferred annuity business to se2, LLC, an unaffiliated third-party service provider. We expect this transition to third-party administrators to be completed within twelve to twenty-four months of the closing.

In administering the Contracts, the following services are provided, among others:

•	maintenance of Contract Owner records;

•	Contract Owner services;

•	calculation of unit values;

•	maintenance of the Variable Account; and

•	preparation of Contract Owner reports.